                                                                   EXHIBIT 10.56


                              READ-RITE CORPORATION

                                SECOND AMENDMENT
                               TO CREDIT AGREEMENT


        This SECOND AMENDMENT TO CREDIT AGREEMENT (this "Amendment") is dated as of August 10, 1998 and entered into among Read-Rite Corporation, a Delaware corporation (the "Borrower"), the financial institutions named on the signature pages hereof (each a "Bank" and collectively the "Banks"), Canadian Imperial Bank of Commerce, New York Agency, as agent for the Banks (the "Agent") and issuer of Letters of Credit (the "Designated Issuer") and is made with reference to that certain Credit Agreement dated as of October 2, 1997 (as amended by the First Amendment to Credit Agreement dated February 5, 1998, the "Credit Agreement" and the Credit Agreement, as amended by this Amendment, the "Amended Agreement") among the Borrower, the Banks, the Designated Issuer and the Agent. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Amended Agreement.


                                    RECITALS

        WHEREAS, the Borrower has requested that the Banks consent to the amendment of certain financial covenants and other provisions set forth in Credit Agreement.

        NOW, THEREFORE, in consideration of the promises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

SECTION 1. AMENDMENTS TO THE CREDIT AGREEMENT

1.1 AMENDMENTS TO DEFINITIONS.

1.1.1 The definitions of "Commitment Fee Percentage," "Loan Agreements," "Material Adverse Effect," "Pricing Period" and "Revolving Facility" in Section
1.01 of the Credit Agreement shall be amended to read in their entirety as follows:

        "Commitment Fee Percentage"

                (i) With respect to the initial through fourth Pricing Periods, as determined under the Credit Agreement as in effect prior to the Second Amendment Date;

                (ii) With respect to the fifth Pricing Period, means 0.75%

                (iii) With respect to any subsequent Pricing Period, means the rate determined in accordance with the pricing grid set forth below:

EBITDA FOR APPLICABLE FISCAL QUARTER                  COMMITMENT FEE PERCENTAGE
------------------------------------                  -------------------------
Less than $25,000,000                                 0.75%
Greater than or equal to $25,000,000                  0.50%

        For the purpose of determining the Commitment Fee Percentage in accordance with this pricing grid, EBITDA shall be determined based on the financial statements and reports for the last fiscal quarter ending at least forty days prior to the commencement of the relevant Pricing Period as delivered pursuant to Sections 6.01(a)(i) or 6.01(a)(ii); provided that if the Borrower shall fail to deliver to Agent the relevant financial statements and reports for any fiscal quarter prior to the commencement of a Pricing Period, the Commitment Fee Percentage for such Pricing Period shall be deemed to be at the highest rate.

        "Loan Agreements": (i) This Agreement, the Notes, the Disclosure Letter, the Second Disclosure Letter, the Letters of Credit, the Letter of Credit applications delivered in connection with each request for the issuance of a Letter of Credit, the Fee Letter, the Collateral Documents, (ii) any amendment to this Agreement or any of the foregoing, and (iii) any waiver to this Agreement or any of the foregoing.

        "Material Adverse Effect": A material adverse effect (i) on the business, operations, prospects, properties, assets or condition (financial or otherwise) of the Borrower and its Subsidiaries, taken as a whole, or (ii) on the ability of the Borrower to perform, or any of the Banks to enforce, the obligations of the Borrower under any of the Loan Agreements, or (iii) on the legality, validity, binding effect or enforceability of the Collateral Documents or the perfection or priority of the Agent's Lien over the Collateral.

        "Pricing Period": The initial through third Pricing Periods applicable to the Loans and Letters of Credit are as determined under the Credit Agreement as in effect prior to the Second Amendment Date, the fourth Pricing Period commenced on June 1, 1998 and shall continue through the day (whether or not a Business Day) preceding the Second Amendment Date, the fifth pricing period shall commence on the Second Amendment Date and expire on December 31, 1998. Thereafter, the Pricing Periods shall be based on the following periods:

                (i) January 1 through the last day of February of each calendar year;

                (ii) March 1 through May 31 of each calendar year;

                (iii) June 1 through August 31 of each calendar year;

                (iv) September 1 through December 31 of each calendar year.

        "Revolving Commitment": For any Bank, (i) the amount set forth as such opposite the name of such Bank on the signature page to this Agreement as reduced, from time to time, pursuant to Section 2.01(e) or pursuant to the Second Amendment to Credit Agreement among the Borrower, the Banks, the Designated Issuer and the Agent dated as of August 10, 1998 or

                                       2.

(ii), where the context so requires, the obligation of a Bank to make Revolving Loans up to such amount.

        "Revolving Facility": The amount of $100,000,000 as such amount may be reduced pursuant to Section 2.01(e).



1.1.2 There shall be added to Section 1.01 of the Credit Agreement, in their appropriate alphabetical order, the following additional definitions:

        "Base Rate Margin":

                (i) With respect to the initial Pricing Period through the fourth Pricing Period, means 0.00%;

                (ii) With respect to the fifth Pricing Period, means 1.00%;

                (iii) With respect to any subsequent Pricing Period, means a rate equal to the higher of (i) the Eurodollar Rate Margin less 1.00% and (ii) 0.00%

        For the purpose of determining the Base Rate Margin in accordance with this pricing grid, EBITDA shall be determined based on the financial statements and reports for the last fiscal quarter ending at least forty days prior to the commencement of the relevant Pricing Period as delivered pursuant to Sections 6.01(a)(i) or 6.01(a)(ii); provided that if the Borrower shall fail to deliver to Agent the relevant financial statements and reports for any fiscal quarter prior to the commencement of a Pricing Period, the Base Rate Margin for such Pricing Period shall be deemed to be at the highest rate.

        "Borrowing Base": At any time the sum (without duplication) of (A) the excess, if any, of (x) the sum of (i) 100% of the Eligible Cash of the Borrower at such time plus (ii) 100% of the fair market value of the Eligible Cash Equivalents of the Borrower at such time over (y) $25,000,000 plus (B) 70% Eligible Receivables of the Borrower and Read-Rite International at such time minus (C) the aggregate principal amount of the outstanding Revolving Loans and Letter of Credit Usage.

        "Borrowing Base Certificate": A certificate of a Responsible Officer in substantially the form of Exhibit H with such changes thereto as the Agent or the Majority Banks may reasonably request from time to time.

        "Building No. 6": That certain real property located on Los Coches Street in Milpitas, California, including the buildings located thereon.

        "Capital Expenditures": For any period, the sum, without duplication, of
(i) all expenditures of the Borrower determined on a consolidated basis, which would be classified as capital expenditures in accordance with GAAP consistently applied and (ii) all expenditures in connection with Capital Leases.


                                       3.

        "Cash Equivalents" Investments maturing within one year from the date of investment (in the case of Investments referenced in clauses (a) through (e)) in
(a) certificates of deposit, Eurodollar time deposits and other interest bearing deposits or accounts with United States commercial banks having a combined capital and surplus of at least $500,000,000 and rated C or better by Keefe Bruyette and Associates or with any Bank, (b) certificates of deposit, other interest bearing accounts or deposits and demand deposits with other United States commercial banks, which deposits and accounts are in amounts fully insured by the Federal Deposit Insurance Corporation, (c) obligations issued or unconditionally guaranteed by the United States government or issued by an agency thereof and backed by the full faith and credit of the United States, (d) direct obligations issued by any state of the United States or any political subdivision thereof which have the highest rating obtainable from S&P on the date of investment, (e) commercial paper rated A-1 or better by S&P and P-1 or better by Moody's, (f) auction rate preferred stock issued by issuers whose senior debt is rated AA or better by S&P and Aa2 or better by Moody's, provided that the remaining time to the next auction is less than one year, or (g) shares in money market mutual funds with U.S. dollar denominated investments in fixed income obligations, including repurchase agreements, fixed time deposits and other obligations, with a credit quality comparable to any of the Investments described in clauses (a) through (f) above and a dollar weighted average maturity of not more than one year.

        "Collateral": The property described in the Collateral Documents, and all other property now existing or hereafter arising or acquired which may at any time be or become subject to a Lien in favor of the Agent or the Banks pursuant to the Collateral Documents or otherwise, securing the payment or performance of the Obligations.

        "Collateral Documents": The Pledge Agreement, the Guaranty, the Security Agreement, the Intellectual Property Security Agreement, the Fee Mortgages, the Leasehold Mortgages, the Designated Account Agreements and any other agreement pursuant to which the Borrower, or any of its Subsidiaries or Affiliates, or any other Person, provides a Lien on its assets in favor of the Agent or the Banks and all financing statements, fixture filings, patent, trademark, and copyright filings and acknowledgements and other filings, documents and agreements (including, without limitation brokerage account control agreements) made or delivered pursuant thereto (all as such agreements, documents and filings may be amended, restated, supplemented, or otherwise modified from time to time).

        "Depository Banks": The banks designated by the Borrower from time to time to hold the Eligible Cash deposits and acceptable to the Agent (initially being Wells Fargo Bank, N.A.).

        "Designated Accounts": The bank accounts of the Borrower maintained with Depository Banks in California, Hawaii, Idaho, Illinois or Oregon in the United States of America, designated by the Borrower to hold Eligible Cash and subject to a Designated Account Agreement.

        "Designated Account Agreement": The Control Agreement entered between the Depository Banks and the Agent relating to the administration and control of Designated Accounts in form and substance acceptable to the Agent.


                                       4.

        "Domestic Subsidiary": Sunward Technologies, Inc. and Sunward Technologies, California and any other Subsidiary (other than Rite Flex) incorporated in any state of the United States or the District of Columbia with either (i) assets with an aggregate value in excess of $1,000,000, or (ii) annual revenues in excess of $1,000,000.

        "EBITDA": For any period, the sum of the following determined for the Borrower on a consolidated basis in accordance with GAAP consistently applied:

                (i) Consolidated Net Income; plus

                (ii) provisions for income taxes; plus

                (iii) Consolidated Interest Expense; plus

                (iv) depreciation and amortization expenses; plus

                (v) non-cash and non-recurring expenses plus any non-recurring cash expenses associated with the $93,728,000 charge taken in the fiscal quarter ending June 28, 1998 less non-cash and non-recurring gains.

        "Eligible Cash": At any time the positive cash balances in the Designated Accounts, provided, that, such cash balances shall only be treated as Eligible Cash if, at such time,

                (i) in the case of cash balances held in a Designated Account of the Borrower such Designated Account shall be subject to a first priority perfected security interest in favor of the Agent (for the ratable benefit of the Banks and Designated Issuer).

                (ii) the relevant Designated Account is not subject to any right of set-off, counterclaim or other defense or any lien or encumbrance in favor of any Person other than as contemplated in (i) above or as set forth in the applicable Designated Account Agreement;

                (iii) the cash balances are in Dollars;

                (iv) the cash balances and relevant Designated Account are solely owned by the Borrower; and

                (v) the cash balances are not subject to any order of attachment or other restriction on transfer (other than as set forth in the Loan Documents).

        "Eligible Cash Equivalents": At any time the Cash Equivalents of the Borrower which are:

                (i) (A) in the physical possession of the Agent and subject to a first priority perfected security interest in favor of the Agent (for the ratable benefit of the Banks and Designated Issuer); or

                    (B) held in brokerage or investment accounts with securities intermediaries acceptable to the Agent and the Majority Banks and subject to a first priority

                                       5.

perfected security interest in favor of the Agent (for the ratable benefit of the Banks and Designated Issuer) and subject to control agreements relating to the administration and control of the securities and security entitlements in such accounts in form and substance satisfactory to the Agent; and

                (ii) the Cash Equivalents are owned solely by the Borrower and are not subject to any order of attachment or other restriction on transfer (other than as set forth in the Loan Documents.)

        "Eligible Receivables": At any time (without duplication) the aggregate amount of the Receivables of the Borrower and Read-Rite International, payable in cash in Dollars or Philippine Pesos and Thai Baht, net of applicable allowances, reserves, discounts, returns, credits or offsets (including allowances or reserves for doubtful accounts), excluding the following:

               (i) Receivables for which the right to receive payment has not been fully earned by performance or is contingent upon the fulfillment of any condition whatsoever or which otherwise do not arise from a bona fide completed transaction;

               (ii) Receivables against which there are asserted any defenses, counterclaims, discounts (other than normal trade discounts granted in the ordinary course of business) or offsets of any nature, whether well-founded or otherwise;

               (iii) Receivables that do not comply with all applicable legal requirements, including all laws, rules, regulations and orders of any governmental authority or other regulatory body;

               (iv) Receivables which represent a prepayment or progress payment or arising out of the placement of goods on consignment, guaranteed sale or other arrangement by reason of which the payment by the obligor on the Receivable may be conditional or contingent;

               (v) Receivables which are not owned by the Borrower or Read-Rite International (as appropriate) free and clear of all Liens and rights of others (other than the Liens in favor of the Agent on behalf of the Banks and Designated Issuer or the Borrower);

               (vi) Receivables of the Borrower in which the Agent on behalf of the Banks and Designated Issuer shall not have a valid and perfected first-priority Lien;

               (vii) Receivables of Read-Rite International in which the Borrower shall not have a valid and perfected first priority Lien pursuant to the RRI Security Agreement and which rights of the Borrower under the RRI Security Agreement shall not be subject to a valid and perfected first priority Lien in favor of Agent on behalf of the Banks and Designated Issuer;

               (viii) Receivables owing by any officer, director, employee, agent, partner, Subsidiary or Affiliate of the Borrower or Read-Rite International;

               (ix) Receivables owing (A) by the United States or any department, agency or instrumentality thereof or (B) by a foreign government or any State of the United States or any department, agency, instrumentality or political subdivision thereof, unless, in the case of


                                       6.

Receivables described in sub-clause (A), the Agent has agreed to the contrary in writing and the Borrower or Read-Rite International (as appropriate) has complied with the Federal Assignment of Claims Act with respect to such Receivables;

               (x) Receivables not paid in full within 75 days from the date of invoice;

               (xi) Receivables owing by any Receivable debtor or obligor who has failed to make full payment within 75 days from the date of invoice on more than 10% of the aggregate amount of Receivables owing to the Borrower by such Receivable debtor or obligor;

               (xii) Receivables owing by any Receivable debtor or obligor who is the subject of a proceeding of the types described in Sections 7.01(g) and
(h) with respect to the Borrower and its Subsidiaries.

               (xiii) Receivables which are evidenced by a promissory note or other instrument;

               (xiv) Receivables with respect to which the terms or conditions prohibit or restrict assignment or collection rights to the extent such restrictions are enforceable against assignees of such Receivables; and

               (xv) Receivables of any Receivable debtor or obligor located in a jurisdiction (other than any jurisdiction in which were located Receivable debtors or obligors generating at least $50,000 in Receivables in the aggregate from such jurisdiction during the four fiscal quarter period ending June 28,
1998) whose laws materially impair the collectability or enforceability of such Receivables or in which Borrower or Read-Rite International (as appropriate) has failed to file, register or otherwise take action required to enable enforcement proceedings in respect of such Receivables to be taken in such jurisdiction;

        Any Receivable which is at any time an Eligible Receivable, but which subsequently fails to meet any of the foregoing eligibility requirements, shall forthwith cease to be an Eligible Receivable until such time as such Receivable shall meet all of the foregoing requirements.

        "Eurodollar Rate Margin":

               (i) With respect to the initial through fourth Pricing Periods, as determined under the Credit Agreement as in effect prior to the Second Amendment Date;

               (ii) With respect to the fifth Pricing Period, means 2.00%;

               (iii) With respect to any subsequent Pricing Period, means the rate determined in accordance with the pricing grid set forth below:

                                       7.


EBITDA FOR APPLICABLE FISCAL QUARTER                            EURODOLLAR RATE MARGIN
------------------------------------                            ----------------------
Less than $25,000,000                                           2.00%
Greater than or equal to $25,000,000 but less than $50,000,000  1.50%
Greater than or equal to $50,000,000                            1.00%

        For the purpose of determining the Eurodollar Rate Margin in accordance with this pricing grid, EBITDA shall be determined based on the financial statements and reports for the last fiscal quarter ending at least forty days prior to the commencement of the relevant Pricing Period as delivered pursuant to Sections 6.01(a)(i) or 6.01(a)(ii); provided that if the Borrower shall fail to deliver to Agent the relevant financial statements and reports for any fiscal quarter prior to the commencement of a Pricing Period, the Eurodollar Rate Margin for such Pricing Period shall be deemed to be at the highest rate.

        "Fee Mortgage": A Deed of Trust in form and substance acceptable to the Agent on real estate owned by the Borrower or its Domestic Subsidiaries.

        "Fremont Property": That certain real property located on Skyway Court in Fremont, California leased as of the Second Amendment Date by the Borrower.

        "Guaranty": That certain Guaranty substantially in the form attached hereto as Exhibit I dated as of the Second Amendment Date entered into by the Domestic Subsidiaries guaranteeing the payment and performance of the Obligations (as such agreement may be amended, supplemented, restated or otherwise modified from time to time).

        "Intellectual Property Security Agreement": That certain Intellectual Property Security Agreement substantially in the form attached hereto as Exhibit L dated as of the Second Amendment Date entered into by the Borrower, the Domestic Subsidiaries and the Agent securing the payment and performance of the Obligations (as such agreement may be amended, supplemented, restated or otherwise modified from time to time).

        "Landlord Consent": A consent in form and substance acceptable to the Agent from the landlord (and/or lien holder) of any real property leased by the Borrower or its Domestic Subsidiaries.

        "Leasehold Mortgage": A leasehold Deed of Trust in form and substance acceptable to the Agent on any leasehold interest of the Borrower or its Domestic Subsidiaries in any real estate.

        "Lessor Consent": A consent in form and substance acceptable to the Agent from the lessor of any personal property leased by the Borrower or its Domestic Subsidiaries.

        "Obligations": The indebtedness, liabilities and other obligations of the Borrower to the Agent or the Banks now or hereafter existing or arising out of or in connection with the Loan

                                       8.

Documents including, without limitation, all Loans, all interest accrued (including interest that but for the filing of a bankruptcy petition would accrue on such obligations) all fees and expenses due under the Loan Documents, reimbursement obligations of amounts drawn under Letters of Credit, indemnities and all other amounts payable by Borrower under or in connection with any Loan Document, whether now or hereafter existing or arising, whether due or to become due, absolute or contingent, liquidated or unliquidated, determined and undetermined.

        "Pledge Agreement": That certain Stock Pledge and Charge Agreement substantially in the form attached hereto as Exhibit J dated as of the Second Amendment Date entered into between Borrower, certain of the Domestic Subsidiaries and the Agent (as the same may be amended, supplemented, restated or otherwise modified from time to time).

        "Permitted Liens":  Those Liens permitted pursuant to Section 6.02(f).

        "Receivables": All rights to payment arising out of the sale or lease of goods or the performance of services in the ordinary and usual course of business, however evidenced.

        "RRI Security Agreement": That certain security agreement entered by Read-Rite International in favor of the Borrower in form and substance acceptable to the Agent.

        "Second Amendment Date": Shall have the meaning ascribed to it in that certain Second Amendment to Credit Agreement among the Borrower, the Banks, the Designated Issuer and the Agent dated as of August 10, 1998.

        "Second Disclosure Letter": That certain letter dated as of the Second Amendment Date containing the disclosure of certain information to the Agent and the Banks.

        "Security Agreement": That certain Security Agreement substantially in the form attached hereto as Exhibit K dated as of the Second Amendment Date entered into between the Borrower, the Domestic Subsidiaries and the Agent securing the payment and performance of the Obligations (as such agreement may be amended, supplemented, restated or otherwise modified from time to time).

1.1.3 The definitions of "Applicable Margin" and "EBIT" shall be deleted from
Section 1.01 of the Credit Agreement.

1.2 AMENDMENTS TO PRICING.

1.2.1 Section 2.03(b) of the Credit Agreement shall be amended by adding after the phrase "rate per annum equal to the Base Rate" the phrase: "plus the Base Rate Margin."

1.2.2 Section 2.03(c) of the Credit Agreement shall be amended by deleting the phrase "Applicable Margin" and replacing it with "Eurodollar Rate Margin."

1.2.3 Section 2.06(f) of the Credit Agreement shall be amended by deleting the reference to "Applicable Margin" and replacing it by "Eurodollar Rate Margin."

1.3 ADDITIONAL AMENDMENTS TO CREDIT AGREEMENT.


                                       9.

1.3.1 Section 2.01 of the Credit Agreement is amended by adding at the end of the first sentence thereof the following:

        and provided, further, that immediately after giving effect to such Revolving Loans the aggregate Revolving Loans and Letter of Credit Usage then outstanding shall not exceed the Borrowing Base then in effect.

1.3.2 Section 2.01(c) of the Credit Agreement is amended by adding at the end of the first sentence thereof the following:

        and provided, further, that the Borrower shall have delivered a completed Borrowing Base Certificate, together with the related collateral reports, required by Section 6.01(a)(v). Borrower at its option may also deliver a completed Borrowing Base Certificate, together with the related collateral reports described in Section 6.01(a)(v), as of a more recent date than required by Section 6.01(a)(v), in which event the more recent completed Borrowing Base Certificate shall be applicable to the requested Borrowing.

1.3.3 Section 2.02(a) of the Credit Agreement shall be amended by adding as the first sentence thereof the following:

        If at any time the aggregate principal amount of the outstanding Revolving Loans and Letter of Credit Usage shall exceed the Borrowing Base as set forth in the Borrowing Base Certificate then in effect, the Borrower, upon becoming aware of such excess, shall immediately prepay the outstanding principal amount of the Revolving Loans in an amount equal to such excess (together with interest accrued thereon and any amounts payable pursuant to Section 3.07(b)).

1.3.4 Section 3.07(a) of the Credit Agreement is amended by deleting in the eleventh line thereof the phrase "related to or in connection contemplated by this Agreement" and replacing such phrase with "related to or in connection with the Loan Documents or the Collateral".

1.3.5 Section 4.02(a)(i) of the Credit Agreement shall be amended by adding after the phrase "contained in Section 5.01" in the first line thereof the phrase: "and the other Loan Documents".

1.3.6 Section 4.02 of the Credit Agreement is amended by adding at the end thereof the following:

               (c) the Borrower shall have delivered, or caused its Subsidiaries to deliver, the Collateral Documents and other documents, certificates, notices agreements and taken such actions, or caused its Subsidiaries to take such actions, as described in Section 6.01(k).


                                       10.

1.3.7 Section 4.03 of the Credit Agreement is amended by adding at the end thereof the following:

               (d) the Borrower shall have delivered, or caused its Subsidiaries to deliver, the Collateral Documents and other documents, certificates, notices agreements and taken such actions, or caused its Subsidiaries to take such actions, as described in Section 6.01(k).

1.3.8 Section 5.01 of the Credit Agreement shall be amended by adding at the end thereof the following:

               (o) Borrowing Base Certificates. The Statements contained in the most recent Borrowing Base Certificate delivered pursuant to Section 2.01(c) prior to any request for any given Borrowing are true, correct and complete both on and as of the date set forth in the Borrowing Base Certificate and on and as of the date of such Borrowing as though made on and as of such date except (in the case of the date of Borrowing) for changes in the information set forth in such Borrowing Base Certificate in the ordinary course of business between the date set forth in the Borrowing Base Certificate and the date of Borrowing; and the Eligible Cash and Eligible Cash Equivalents balances as of the date two days prior to such date of Borrowing are not more than 10% less than the balances for Eligible Cash and Eligible Cash Equivalents set forth in such Borrowing Base Certificate.

               (p) Real Property. Neither the Borrower nor any of its Domestic Subsidiaries owns any real property (other than leasehold interests therein) except for (i) as of the Second Amendment Date, the Borrower leases the Fremont Property under a synthetic lease, subject to a contract for sale which is scheduled to close in October 1998, and the Borrower owns Building No. 6 and (ii) such other real property as may be acquired by the Borrower or a Domestic Subsidiary after the Second Amendment Date and as to which the Borrower has given written notice to the Agent of the acquisition of such real property at least thirty days prior to the acquisition.

1.3.9 Section 6.01(a) of the Credit Agreement is amended by adding at the end thereof the following:

               (v) as soon as available, but in any event within fifteen days after the end of each fiscal month (or within 20 days after the end of the fiscal month ending in July 1998), (A) a completed Borrowing Base Certificate, (B) full and complete reports with respect to Receivables, including information as to concentration, aging, identity of Receivables debtors and obligors, letters of credit securing Receivables, disputed Receivables and such other matters as Agent may request and (C) a statement from the Depository Banks of the balances standing to the credit of each Designated Account as of the end of such month in form and substance satisfactory to the Agent.

1.3.10 Section 6.01(e) of the Credit Agreement shall be amended by adding at the end thereof the following:


                                      11.

        Casualty insurance policies shall name the Agent, for the ratable benefit of the Banks, as additional insured and loss payee. All casualty insurance policies shall provide that they shall not be terminated or cancelled nor shall any such policy be materially altered without at least 30 days' prior written notice to the Borrower and Agent (or at least 10 days' prior written notice to the Borrower and Agent for termination or cancellation for failure to pay premiums). Should such notice of termination be received or should the Borrower otherwise fail to maintain the insurance policies required by this paragraph, the Agent shall be authorized to renew, obtain or otherwise cause such insurance coverage as required by this paragraph to be maintained (in whole or in part), in any such case at the expense of the Borrower.

1.3.11 Section 6.01 of the Credit Agreement shall be amended by adding at the end thereof the following:

               (h) Additional Domestic Subsidiaries. Cause each Domestic Subsidiary arising after the date hereof to (A) become party to each of the Security Agreement and Guaranty and, to the extent it has subsidiaries, the Pledge Agreement, (B) file all financing statements and (C) execute, deliver, file, notarize and register such further agreements, instruments, certificates, documents and assurances and perform such acts as Agent shall deem necessary or appropriate to perfect or protect any security interest or guaranty created thereby.

               (i) Year 2000. Review (and cause each of its Subsidiaries to review) the areas within their respective businesses and operation (including, without limitation, computer systems and equipment containing embedded software) which could be adversely affected by, and develop and implement (and cause each of its Subsidiaries to develop and implement) a comprehensive and detailed program to address on a timely basis (and in any event by October 1, 1999), including where necessary reprogramming and replacing affected systems and equipment, the "Year 2000 problem" (that is, the risk that computer applications used by the Borrower or its Subsidiaries may be unable to recognize and perform properly date-sensitive functions involving certain dates prior to and any date on or after December 31, 1999). Borrower and its Subsidiaries will also make inquiry and monitor each supplier, vendor and customer of Borrower and its Subsidiaries that is of material importance to the financial well-being of Borrower and its Subsidiaries, taken as a whole, with a view to successfully resolving on a timely basis the Year 2000 problem. Borrower and its Subsidiaries will not suffer a Material Adverse Effect in resolving the Year 2000 problem.

               (j) Read-Rite International. Insure that the total aggregate value, at any time, of the outstanding, enforceable and assignable inter-company obligations of Read-Rite International in favor of the Borrower shall not be less than $125,000,000. Borrower shall further insure that Read-Rite International shall enter into and maintain the RRI Security Agreement and shall at all times thereafter maintain a valid and perfected first priority security interest pursuant to the RRI Security Agreement.

               (k) Security. (i) Within 10 Business Days after the Second Amendment Date, (i) deliver, in form and substance satisfactory to the Agent, (A) completed schedules and

                                      12.

        exhibits to the Security Agreement, Pledge Agreement and Intellectual Property Security Agreement and completed Second Disclosure Letter, (B) original share certificates for the shares of the Domestic Subsidiaries pledged pursuant to the Pledge Agreement together with instruments of transfer duly executed in blank, (C) duly signed UCC financing statements and fixture filings for states where any Collateral is located, (D) notices of pledge of stock to the Domestic Subsidiaries in which stock was pledged pursuant to the Pledge Agreement, (E) board resolutions authorizing the execution, delivery and performance of the Collateral Documents from each of the Domestic Subsidiaries together with a Secretary's or Assistant Secretary's Certificate from such Subsidiaries;

                      (ii) Within 30 days (45 days in the case of Pledged Collateral under the Pledge Agreement) after the Second Amendment Date,
        (i) execute, acknowledge, deliver, file, notarize, or register, and cause the Domestic Subsidiaries to execute, acknowledge, deliver, file, notarize and register, at their own expense any Collateral Documents (including the Intellectual Property Security Agreement and, subject to the last sentence of clause (iv) and to clause (v) below, a Fee Mortgage on Building No. 6) in form and substance satisfactory to Agent (and any Pledged Collateral under the Pledge Agreement) not previously executed, acknowledged, delivered, filed, notarized, or registered; and (ii) take, or cause the Domestic Subsidiaries to take, any action required by the Agent pursuant to the Collateral Documents for the perfection of the security interests in the Collateral or notification of the Agent's and the Banks' security interests therein; and (iii) deliver to the Agent, in form and substance satisfactory to the Agent, (A) evidence that all filings, registrations and recordings have been made in the appropriate governmental offices, and all other action has been taken, which shall be necessary to create in favor of Agent and the Banks, a perfected first priority Lien on the Collateral including filing of completed UCC-1 financing statements, (B) the results of searches conducted in the UCC filing records in each governmental office in each jurisdiction in which personal property and fixture Collateral is located which searches disclose the security interests granted in favor of the Agent and which shall have revealed no other Liens on the Collateral except Permitted Liens; and (iv) legal opinions relating to the Second Amendment, the Collateral Documents and the foregoing (including, without limitation, opinions of Wilson Sonsini Goodrich & Rosati, Lovell White Durrant, Mongkolnavin Law Office and W. S. Walker & Company) from such Persons and in form and substance satisfactory to the Agent; and

                      (iii) Borrower shall use its reasonable commercial efforts to obtain at its expense, within 45 days after the Second Amendment Date, (A) Landlord Consents and Lessor Consents as to all real and personal property leased by the Borrower and its Domestic Subsidiaries where the value of the property under the individual lease has a value in excess of $50,000 and (B) Leasehold Mortgages in favor of the Agent on behalf of the Banks over all real property leased by Borrower or its Domestic Subsidiaries as tenants, which Leasehold Mortgages shall be appropriately recorded and covered by title insurance reasonably satisfactory to the Agent.

                      (iv) By the earlier of December 15, 1998 or fifteen days after the termination of any sale agreement for the Fremont Property (if such property has not been sold by such earlier date), the Borrower shall at its expense, if requested by the Agent,

                                      13.

        (x) use its reasonable commercial efforts to obtain any necessary consents to enable the Borrower to execute and deliver to the Agent, and to record, a Leasehold Mortgage on the Fremont Property naming the Agent as beneficiary for the ratable benefit of the Banks and Designated Issuer ,and to obtain a title insurance policy with respect to such Fee Mortgage in favor of the Agent in the approximate amount of the Borrower's equity in the Fremont Property showing no exceptions to title other than the existing first mortgage on such property (with a principal balance not to exceed $9,000,000) and such other exceptions as may be reasonably acceptable to the Agent, and (y) promptly upon obtaining any such consents undertake such actions. Prior to the acquisition by the Borrower or any Domestic Subsidiary of any real property after the Second Amendment Date, the Borrower shall give the Agent at least thirty days' prior written notice of such acquisition. If requested by the Agent, the Borrower shall at its expense execute and deliver to the Agent, and record, a Fee Mortgage on such property naming the Agent as beneficiary for the ratable benefit of the Banks and Designated Issuer and shall obtain a title insurance policy with respect to such Fee Mortgage in favor of the Agent in the approximate amount of the Borrower's equity in such property showing no exceptions to title other than any prior liens existing on such property prior to such acquisition and such other exceptions as may be reasonably acceptable to the Agent.

                      (v) The Borrower shall cooperate fully with the Agent with respect to determining the environmental condition of any real property which may become the potential subject of a Fee Mortgage or a Leasehold Mortgage

               (l) Further Assurances. Execute, acknowledge, deliver, file, notarize and register at its own expense all such further agreements, instruments, certificates, documents and assurances and perform such acts as the Agent shall deem necessary or appropriate to effectuate the purposes of the Loan Documents and promptly provide the Agent with evidence of the foregoing in form and substance satisfactory to the Agent.

1.3.12 Section 6.02(a) to (e) inclusive of the Credit Agreement are amended to read in their entirety as follows:

               (a) Quick Ratio. Permit the ratio of Consolidated Quick Assets to Consolidated Current Liabilities on the last day of each fiscal quarter to be less than 0.85 to 1.00.

               (b) Consolidated Tangible Net Worth. Permit Consolidated Tangible Net Worth at any time to be less than $160,000,000 plus (i) 80% of Consolidated Net Income (but not loss) for each fiscal quarter of the Borrower commencing with the fiscal quarter ending in September 1998 plus (ii) 100% of the net increase in Consolidated Tangible Net Worth occurring after June 30, 1998 resulting from the issuance of equity securities of the Borrower (other than pursuant to any employee stock purchase plan or employee stock option plan) plus (iii) Permitted Subordinated Debt.

               (c) Senior Debt Ratio. Permit the ratio of Senior Debt to Total Capitalization to exceed 0.20 to 1.00, unless and until the Borrower's EBITDA for any fiscal quarter

                                      14.

        ending after March 1999 shall exceed $60,000,000, after which event the Borrower shall not permit the ratio of Senior Debt to Total Capitalization to exceed 0.30 to 1.00.

               (d) Interest-Expense Coverage. As at the last day of each fiscal quarter of the Borrower, permit the ratio of (i) EBITDA for the four fiscal quarter period ending on such date to (ii) Consolidated Interest Expense for the four fiscal quarter period ending on such date, to be less than (A) 1.50 to 1.00 for the fiscal quarter ending in March 1999 or (B) 2.50 to 1.00 for the fiscal quarter ending in June 1999 or (C)
        3.00 to 1.00 for the fiscal quarter ending in September 1999 or (D) 3.50 to 1.00 for any fiscal quarter ending after September 1999.

               (e) Minimum EBITDA. As at the end of the relevant fiscal quarter of the Borrower, (i) permit EBITDA of the Borrower for the fiscal quarter period ending (A) in September 1998 to be a negative figure in excess of $7,500,000 or (B) in December 1998 to be less than $5,000,000, or (ii) permit EBITDA of the Borrower to be less than (A) $50,000,000 in the case of the four fiscal quarter period ending in March 1999, or (B) $75,000,000 in the case of the four fiscal quarter period ending in June 1999, or (C) $100,000,000 in the case of the four fiscal quarter period ending in September 1999 or (D) $125,000,000 in the case of the four fiscal quarter period ending in December 1999 or (E) $150,000,000 in the case of any four fiscal quarter period ending after December 1999.

1.3.13 Section 6.02(g)(A)(iii) and (iv) of the Credit Agreement are amended to read in their entirety as follows:

               (iii) Debt not otherwise permitted under this Section 6.02(g) so long as the Debt falling within this clause does not at any time exceed in the aggregate $40,000,000 (or $25,000,000 in the case of Debt secured by a Lien); provided that if the EBITDA of the Borrower for two consecutive fiscal quarters ending after December 1998 shall exceed $50,000,000 in each such quarter, then thereafter the Borrower shall be permitted to incur Debt not otherwise permitted under this Section 6.02(g) so long as the Debt falling within this clause shall not exceed in the aggregate 30% (or 15% in the case of Debt secured by a Lien) of the Borrower's then Consolidated Tangible Net Worth.

        (iv)   [intentionally omitted]

1.3.14 Section 6.02(g)(A) of the Credit Agreement is amended by adding at the end thereof the following:

               (ix) Debt with a maturity of at least seven years which is not secured by any Lien so long as the Debt falling within this clause does not at any time exceed $250,000,000 and, provided, that any proceeds of such Debt in excess of $100,000,000 (in the aggregate) are used first to repay the Term Loans and then to repay any outstanding principal of the Revolving Loans and, provided, further, that the then existing Revolving Commitment shall be being reduced by an amount equal to the amount by which the proceeds of such Debt in excess of $100,000,000 exceed the Term Loans then

                                      15.

        outstanding and provided, further, that no prepayments of any such Debt shall be permitted until 90 days after the Maturity Date.

1.3.15 Section 6.02(j)(viii) is amended to read in its entirety as follows:

               (viii) Investments in Read-Rite SMI made prior to October 2, 1997; and additional Investments in Read-Rite SMI, and loans and guaranties of debt of Read-Rite SMI, not in excess of $40,000,000 in the aggregate.

1.3.16 Section 6.02(j)(xi) of the Credit Agreement is amended by deleting the reference to "$20,000,000" and replacing it by "$10,000,000."

1.3.17 Section 6.02(j)(xvi) of the Credit Agreement is amended by deleting the reference to "10%" and replacing it by "5%."

1.3.18 Section 6.02(l) of the Credit Agreement is amended to read in its entirety as follows:

               (l) Acquisitions: Acquire or permit any Subsidiary (other than Read-Rite SMI) to acquire (an "Acquisition") any assets or any business as a going concern, whether through purchase of assets, merger or otherwise, if the consideration for such Acquisition (except for equity securities of Borrower or such Subsidiary) exceeds $10,000,000; provided, that, if EBITDA for the Borrower in any two consecutive fiscal quarters ending after December 1998 exceeds $50,000,000 in each such quarter, then, notwithstanding the foregoing part of this clause, Acquisitions will be permitted provided that the aggregate value of consideration (in whatever form) for any such Acquisition when aggregated with the consideration (in whatever form) for all Acquisitions made in the twelve month period preceding the Acquisition in question does not exceed 25% of the Consolidated Tangible Net Worth of the Borrower (determined as at the date of the Acquisition in question).

1.3.19 Section 6.02(p) of the Credit Agreement is amended to read in its entirety as follows:

               (p) Maximum Capital Expenditures: Permit Capital Expenditures (i) as at the end of any fiscal year, to exceed (A) $210,000,000 in the case of the fiscal year ending in September 1998, or (B) $150,000,000 in the case of any fiscal year thereafter; and (ii) as of the end of the two consecutive fiscal years ending in September 1999, to exceed $350,000,000.

1.3.20 Section 6.02 of the Credit Agreement is amended by adding at the end thereof the following:

               (q) Read-Rite International. Permit Read-Rite International (i) to incur any Debt, guarantees, trade payables (other than payables to Borrower or its Subsidiaries) or other indebtedness with an aggregate value at any time exceeding $10,000,000, or (ii) to sell, assign, transfer, charge, encumber or otherwise dispose of any interest in or to any accounts receivable arising from the sale of products or provision of services by Read-Rite International to any Person except the Borrower.


                                      16.

               (r) Designated Accounts. Withdraw or permit Read-Rite International to withdraw any amounts standing to the credit of the Designated Accounts if the effect of such withdrawal is to reduce the Borrowing Base in effect immediately after such withdrawal to an amount less than the aggregate Revolving Loans and Letter of Credit Usage then outstanding, unless such withdrawals are immediately applied in their entirety to repay Revolving Loans.

               (s) Hong Kong Offices. The Borrower shall not, and shall procure that its Domestic Subsidiaries do not, establish or maintain an office in Hong Kong or reincorporate in Hong Kong unless there shall contemporaneously therewith be made any filings or registrations necessary in Hong Kong to perfect any security interests granted by such entities in connection with the Loan Documents.

1.3.21 Section 7.01(c) of the Credit Agreement shall be amended to read in its entirety as follows:

               (c) The Borrower shall fail to perform or observe any term, covenant or agreement contained in Sections 2.02(a), 3.01, 6.01(a)(v), 6.01(l), or 6.02(a), (b), (c), (d), (e), (f), (h), (i), (k), (l), (m),
        (o) or (r) on its part to be performed or observed.

1.3.22 Section 7.01(d) of the Credit Agreement shall be amended by deleting the phrase "(f)".

1.3.23 Section 7.01(g) of the Credit Agreement is amended by deleting the word "unhanded" in subsection (ii)(B) thereof and replacing it with "unbonded

1.3.24 Section 7.01 shall be amended by adding thereto as paragraph (l) thereof the following:

               (l) There shall have occurred a "Default" as defined in any of the Collateral Documents.

1.3.25 Section 7.01 of the Credit Agreement shall be amended by adding at the end of the last paragraph of that section the following:

        Upon the occurrence of an Event of Default the Agent shall at the request, or may with the consent of the Majority Banks, (i) exercise any or all of the Agent's rights and remedies under the Collateral Documents and (ii) proceed to enforce all other rights and remedies available to the Agent or the Banks under the Loan Documents and applicable law.

1.3.26 Section 9.01 of the Credit Agreement shall be amended by renumbering subparagraph "(i)" as "(j)" and adding after subparagraph (h) the following:

        (i) release the Guaranty or any substantial portion of the Collateral except as contemplated herein or in the Collateral Documents.

1.3.27 Section 9.05 of the Credit Agreement is amended by adding at the end thereof the following:


                                      17.

        , or arising out of or in connection with the preservation of and realization upon any of the Collateral.

1.3.28 The first sentence of Section 9.09 of the Credit Agreement is amended to read as :

        THE BORROWER, THE AGENT, THE ISSUING BANK AND EACH BANK HEREBY AGREE TO WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT, ANY OF THE LOAN AGREEMENTS, OR ANY DEALINGS BETWEEN THEM RELATING TO THE SUBJECT MATTER OF THIS LOAN TRANSACTION AND THE LENDER/BORROWER RELATIONSHIP THAT IS BEING ESTABLISHED.

1.3.29 The Credit Agreement is amended by adding thereto as Exhibit H, I, J, K and L the Borrowing Base Certificate, the Guaranty, Pledge Agreement, Security Agreement and Intellectual Property Security Agreement attached hereto respectively as Exhibits A, B, C, D and E.


SECTION 2.        CONDITIONS TO EFFECTIVENESS

        This Amendment shall become effective as of the first date (the "Second Amendment Date") on or before August 14, 1998 upon which the following conditions have been satisfied:

               A. The Agent shall have received for each Bank counterparts hereof duly executed on behalf of the Borrower, the Agent, and the Majority Banks (or, in lieu of execution by the Majority Banks, notice of the approval of this Amendment by the Majority Banks satisfactory to the Agent); and

               B. The Agent shall have received, for each Bank and the Agent, counterparts to the Pledge Agreement executed on behalf of the Borrower and Sunward Technology, Inc. and the Agent; and

               C. The Agent shall have received, for each Bank and the Agent, counterparts to the Security Agreement executed on behalf of the Borrower, each of the Borrower's domestic subsidiaries and the Agent.

               D. The Agent shall have received, for each Bank and the Agent, counterparts to the Guaranty executed on behalf of each of the Borrower's domestic subsidiaries and the Agent.

               E. The Agent shall have received a copy of a board resolution of the Borrower, in form and substance satisfactory, to the Agent authorizing the execution, delivery and performance of this Amendment and the Collateral Documents certified by the Secretary of the Borrower as being in full force and effect on the date hereof.


                                      18.

               F. The Amendment Fee referred to in Section 4.C shall have been paid, and all other fees and expenses payable by the Borrower pursuant to the Loan Documents shall have been paid or provided for.

               G. All the representations and warranties in Section 3 shall be true and correct as of the date of this Amendment.

               H. No Potential Event of Default or Event of Default shall have occurred and be continuing on the date of this Amendment or will result from the consummation of this Amendment (after giving effect to this Amendment) except for those which would not have been a Potential Event of Default or Event of Default if this Amendment had been in effect since June 1, 1998.

               I. The Agent shall have received, in form and substance satisfactory to it, a certificate dated on or before the date of this Amendment certifying that the conditions in clauses (G) and (H) have been met.

When and if this Amendment becomes effective, the amendments set forth in
Section 1 shall be deemed effective as of August 7, 1998, except that the amendments in Sections 1.3.12 through 1.3.19 of this Amendment and any of the defined terms used in such sections (as they relate to the amendments in such sections) shall be deemed effective as of June 28, 1998.


SECTION 3.        BORROWER'S REPRESENTATIONS AND WARRANTIES

        In order to induce the Agent and the Banks to enter into this Amendment and to amend the Credit Agreement in the manner provided herein, the Borrower represents and warrants to the Agent and each Bank that the following statements are true, correct and complete:

               A. CORPORATE POWER AND AUTHORITY. The Borrower has all requisite corporate power and authority to enter into this Amendment and the Collateral Documents and to carry out the transactions contemplated by, and perform its obligations under, this Amendment, the Amended Agreement and the Collateral Documents.

               B. AUTHORIZATION OF AGREEMENTS. The execution and delivery of this Amendment and the Collateral Documents and the performance of the Amended Agreement and the Collateral Documents have been duly authorized by all necessary corporate action on the part of the Borrower.

               C. NO CONFLICT. The execution and delivery by the Borrower of this Amendment and the Collateral Documents does not and will not contravene (i) any law or any governmental rule or regulation applicable to the Borrower or any of its Subsidiaries, (ii) the Certificate of Incorporation or Bylaws of the Borrower, (iii) any order, judgment or decree of any court or other agency of government binding on the Borrower or any of its Subsidiaries or (iv) any material agreement or instrument binding on the Borrower or any of its Subsidiaries.

               D. GOVERNMENTAL CONSENTS. The execution and delivery by the Borrower of this Amendment and the Collateral Documents and the performance by the Borrower of the

                                      19.

Amended Agreement and the Collateral Documents do not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by, any federal, state or other governmental authority or regulatory body.

               E. BINDING OBLIGATION. This Amendment and the Collateral Documents have been duly executed and delivered by the Borrower and are the binding obligations of the Borrower, enforceable against the Borrower in accordance with their respective terms, except in each case as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors' rights.

               F. INCORPORATION OF REPRESENTATIONS AND WARRANTIES FROM CREDIT AGREEMENT . The representations and warranties contained in Article V of the Amended Agreement are and will be true, correct and complete in all material respects on and as of the date of this Amendment to the same extent as though made on and as of such date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

               G. ABSENCE OF DEFAULT. No event has occurred and is continuing as of the date of this Amendment or will result from the consummation of the transactions contemplated by this Amendment or the Collateral Documents that would constitute an Event of Default or a Potential Event of Default (as determined after giving effect to the amendments made by this Amendment).

               H. FINANCIAL CONDITION. The unaudited consolidated balance sheet of the Borrower for the Borrower's fiscal quarter ended June 28, 1998 and the related consolidated statements of operations and cash flow of the Borrower for the fiscal quarter then ended, which have been previously circulated to the Banks, fairly present in all material respects the consolidated financial condition of the Borrower as at such date and the consolidated results of the operations of the Borrower for the period ended on such date, all in accordance with GAAP, consistently applied, subject to year-end adjustments and the absence of footnotes.


SECTION 4.        MISCELLANEOUS

        A. REFERENCE TO AND EFFECT ON THE CREDIT AGREEMENT AND THE OTHER LOAN AGREEMENTS.

               (i) On and after the Second Amendment Date, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Credit Agreement, and each reference in the other Loan Agreements to the "Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Amended Agreement.

               (ii) Except as specifically amended by this Amendment, the Credit Agreement and the other Loan Agreements shall remain in full force and effect and are hereby ratified and confirmed.


                                      20.

               (iii) The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of the Agent or any Bank under, the Credit Agreement or any of the other Loan Agreements nor to create any course of dealing or otherwise obligate the Agent or the Banks to forebear or execute similar amendments or any waiver in similar circumstances in the future.

               B. COSTS AND EXPENSES. The Company covenants to pay to or reimburse the Agent, upon demand, for all costs and expenses (including allocated costs of in-house counsel) incurred in connection with the development, preparation, negotiation, execution and delivery of this Amendment, the Collateral Documents and the documents and transactions contemplated hereby.

               C. AMENDMENT FEE. The Company hereby agrees to pay to the Agent on or before the Second Amendment Date, for the ratable benefit of those Banks who consent to this Amendment (as evidenced by their return of a signed signature page to Agent or Agent's counsel) by 5:00 p.m. (San Francisco time) August 7, 1998, an amendment fee (the "Amendment Fee") of 0.25% of the aggregate Revolving Commitments and Term Commitments of such consenting Banks (after any reduction made by this Second Amendment). The Amendment Fee shall be paid to the Agent in immediately available funds and shall be non-refundable. The Amendment Fee is in addition to any fees, costs, expenses or other amounts otherwise payable pursuant to this Amendment, the Collateral Documents or the Amended Agreement.

               D. RRI SECURITY AGREEMENT. The Company covenants to procure that Read-Rite International enter into the RRI Security Agreement, and grant to the Company a first priority perfected security interest in the collateral covered thereby, within 10 days after the Second Amendment Effective Date. Failure to comply with this covenant shall be an Event of Default under the Amended Agreement.

               E. HEADINGS. Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

               F. APPLICABLE LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF CALIFORNIA, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

               G. COUNTERPARTS. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Each of the parties hereto understands and agrees that this document (and any other document required herein) may be delivered by any party thereto either in the form of an executed original or an executed original sent by facsimile transmission to be followed promptly by mailing of a hard copy original, and that receipt by the Agent of a facsimile transmitted document purportedly bearing the signature of a Bank or the Borrower shall bind such Bank or the Borrower, respectively, with the same force and effect as the delivery of a hard copy original. Any failure by the Agent to receive the hard copy executed


                                      21.

original of such document shall not diminish the binding effect of receipt of the facsimile transmitted executed original of such document of the party whose hard copy page was not received by the Agent.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]



                                      22.

               IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

                                    BORROWER:

                                    READ-RITE CORPORATION



                                    By:
                                       -----------------------------------------
                                    Title:
                                          --------------------------------------

                                    AGENT:

                                    CANADIAN IMPERIAL BANK OF COMMERCE, NEW YORK
                                    AGENCY, as Agent



                                    By:
                                       -----------------------------------------
                                    Title:
                                          --------------------------------------

                                    BANKS:

                                    CIBC, INC.



                                    By:
                                       -----------------------------------------
                                    Title:
                                          --------------------------------------


                                    ABN AMRO BANK N.V.



                                    By:
                                       -----------------------------------------
                                    Title:
                                          --------------------------------------



                                    By:
                                       -----------------------------------------
                                    Title:
                                          --------------------------------------



                                    FLEET NATIONAL BANK



                                    By:
                                       -----------------------------------------
                                    Title:
                                          --------------------------------------



                                    KEYBANK, N.A.


                                    By:
                                       -----------------------------------------
                                    Title:
                                          --------------------------------------



                                    THE LONG TERM CREDIT BANK OF JAPAN, LTD.,
                                    LOS ANGELES AGENCY


                                    By:
                                       -----------------------------------------
                                    Title:
                                          --------------------------------------

                                   MELLON BANK


                                    By:
                                       -----------------------------------------
                                    Title:
                                          --------------------------------------



                                    THE MITSUBISHI TRUST AND BANKING
                                    CORPORATION, LOS ANGELES AGENCY


                                    By:
                                       -----------------------------------------
                                    Title:
                                          --------------------------------------



                                    THE SUMITOMO BANK LIMITED, SAN FRANCISCO
                                    BRANCH


                                    By:
                                       -----------------------------------------
                                    Title:
                                          --------------------------------------



                                    THE INDUSTRIAL BANK OF JAPAN LIMITED, SAN
                                    FRANCISCO AGENCY


                                    By:
                                       -----------------------------------------
                                    Title:
                                          --------------------------------------

                                    BANKBOSTON, N.A.

                                    By:
                                       -----------------------------------------
                                    Title:
                                          --------------------------------------



                                    BANQUE NATIONALE DE PARIS

                                    By:
                                       -----------------------------------------
                                    Title:
                                          --------------------------------------


                                    By:
                                       -----------------------------------------
                                    Title:
                                          --------------------------------------



                                    ROYAL BANK OF CANADA

                                    By:
                                       -----------------------------------------
                                    Title:
                                          --------------------------------------



                                    WELLS FARGO BANK, N.A.


                                    By:
                                       -----------------------------------------
                                    Title:
                                          --------------------------------------



                                    THE DESIGNATED ISSUER:

                                    CANADIAN IMPERIAL BANK OF COMMERCE, NEW YORK
                                    AGENCY


                                    By:
                                       -----------------------------------------
                                    Title:
                                          --------------------------------------

                                    EXHIBIT A
                     TO SECOND AMENDMENT TO CREDIT AGREEMENT
                       FORM OF BORROWING BASE CERTIFICATE

                                    EXHIBIT B
                     TO SECOND AMENDMENT TO CREDIT AGREEMENT
                                FORM OF GUARANTY

                                    EXHIBIT C
                     TO SECOND AMENDMENT TO CREDIT AGREEMENT

                            FORM OF PLEDGE AGREEMENT

                                    EXHIBIT D

                     TO SECOND AMENDMENT TO CREDIT AGREEMENT

                           FORM OF SECURITY AGREEMENT

                                    EXHIBIT E

                     TO SECOND AMENDMENT TO CREDIT AGREEMENT

                FORM OF INTELLECTUAL PROPERTY SECURITY AGREEMENT

                       FORM OF BORROWING BASE CERTIFICATE





CANADIAN IMPERIAL BANK OF COMMERCE, NEW YORK AGENCY, AS AGENT





                  Re:      Read-Rite Corporation

Gentlemen:

                  This Borrowing Base Certificate is made and delivered pursuant to the Credit Agreement dated as of October 2, 1997 (as amended, modified, renewed or extended from time to time, the "Credit Agreement") among Read-Rite Corporation (the "Borrower"), certain financial institutions named therein as Banks, Canadian Imperial Bank of Commerce, New York Agency as issuer of letters of credit (in such capacity the "Designated Issuer") and Canadian Imperial Bank of Commerce, New York Agency, as Agent for the Banks and Designated Issuer (in such capacity the "Agent"), and reference is made thereto for full particulars of the matters described herein. All capitalized terms used in this Borrowing Base Certificate and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.

                  I am the chief financial officer of the Borrower and hereby certify that the information set forth on Schedule 1 hereto is true, accurate and complete as of _____________, 19__.

                  IN WITNESS WHEREOF, the undersigned officer has signed this Borrowing Base Certificate this ____ day of ______________, 19__.


                                           -----------------------------------
                                                  Chief Financial Officer



                                   SCHEDULE 1
                        to the Borrowing Base Certificate

Date of Calculation                                                                                ____________, 199_

A.         Eligible Cash

           1.     Cash balances of Borrower's Designated Accounts


                  (a)                                                                             $
                     --------------------------------                                             ------------
                  (b)                                                                             $
                     --------------------------------                                             ------------

           2.     Aggregate positive cash balances in Borrower's Designated Accounts              $
                                                                                                  ------------
B.         Eligible Cash Equivalents

           1.     Brokerage Accounts

                  (a)                                                                             $
                     --------------------------------                                             ------------
                  (b)                                                                             $
                     --------------------------------                                             ------------

           2.     Aggregate Eligible Cash Equivalents in Brokerage Accounts                       $
                                                                                                  ------------
C.         Less Reserves

           1.     Sum of A.2 and B.2                                                              $
                                                                                                  ============
           2.     Less reserve                                                                    $ 25,000,000
                                                                                                  ------------
           3.     Excess (but not less than $0)                                                   $
                                                                                                  ------------
D.         Eligible Receivables of Borrower

           1.     Aggregate amount of the Borrower's Receivables, less allowances,                $
                  reserves, discounts, returns, credits or offsets                                ------------

           2.     Less ineligible receivables (without duplication):

                  (a)   Receivables not paid in full within 75 days from the date of              $
                        invoice                                                                   ------------

                  (b)   Receivables owing by any Receivable debtor or obligor                     $
                        with 10% or more of the aggregate Receivables owing to                    ------------
                        the Borrower by such Receivable debtor or obligor not
                        paid in full within 75 days from the date of invoice

                  (c)   Receivables ineligible for other reasons specified under                  $
                        definition of "Eligible Receivables"                                      ------------

           3.     Total ineligible Receivables (sum of(a) through (c) of 2)                       $
                                                                                                  ------------

           4.     Total Eligible Receivables (1 minus 3)                                          $
                                                                                                  ------------

                                       2.

           5.     Eligible Receivables included in Borrowing Base  (70% of 4)                     $
                                                                                                  ------------
E.         Eligible Receivables  of Read-Rite International

           1.     Aggregate amount of the Read-Rite International Receivables, less               $
                  allowances, reserves, discounts, returns, credits or offsets                    ------------

           2.     Less ineligible receivables (without duplication):

                  (a)   Receivables not paid in full within 75 days from the date of              $
                        invoice                                                                   ------------

                  (b)   Receivables owing by any Receivable debtor or obligor                     $
                        with 10% or more of the aggregate Receivables owing to                    ------------
                        the Read-Rite International by such Receivable debtor or
                        obligor not paid in full within 75 days from the date of
                        invoice

                  (c)   Receivables ineligible for other reasons specified under                  $
                        definition of "Eligible Receivables"                                      ------------

           3.     Total ineligible Receivables (sum of(a) through (c) of 2)                       $
                                                                                                  ------------
           4.     Total Eligible Receivables (1 minus 3)                                          $
                                                                                                  ------------
           5.     Eligible Receivables included in Borrowing Base  (70% of 4)                     $
                                                                                                  ------------

F.         Borrowing Base and Availability

           1.     Total Borrowing Base                                                            $
                                                                                                  ------------
                  (a)   Sum of C.3, D.5 and E.5                                                   $
                                                                                                  ------------
                  (b)   Less outstanding aggregate amount of Revolving Loans and                  $
                        Letter of Credit Usage                                                    ------------

                  (c)   Total Borrowing Base (a minus b)                                          $
                                                                                                  ------------

           2.     Total Revolving Commitments                                                     $
                                                                                                  ------------

           3.     Lesser of Item 1 and Item 2                                                     $
                                                                                                  ------------

           4.     Outstanding aggregate amount of Revolving Loans and Letter of Credit            $
                  Usage                                                                           ------------



                                       3.

           5.     Aggregate principal amount of Revolving Loans available for borrowing           $
                  (amount by which 3 exceeds 4)                                                   ----------

           6.     Aggregate principal amount of Revolving Loans to be repaid (amount by           $
                  which 4 exceeds 3)                                                              ----------








                                       4.

                               CONTINUING GUARANTY

                  THIS CONTINUING GUARANTY (this "Guaranty"), dated as of _______, 1998, is made by each of the corporations listed on the signature page hereto (each a "Guarantor" and collectively, the "Guarantors"), in favor of the Banks and Designated Issuer and any other Issuing Bank party to the Credit Agreement referred to below and Canadian Imperial Bank of Commerce, New York Agency, as agent for such Banks and Designated Issuer and any other Issuing Bank (in such capacity, the "Agent").

                  Read-Rite Corporation, a Delaware corporation (the "Borrower"), certain financial institutions as lenders (the "Banks"), Canadian Imperial Bank of Commerce, New York Agency, as issuer of certain letters of credit for the account of the Borrower (in such capacity, the "Designated Issuer") and the Agent are parties to a Credit Agreement dated as of October 2, 1997 (as amended, modified, renewed or extended from time to time, the "Credit Agreement"). It is a condition precedent to the borrowings and issuances of letters of credit under the Credit Agreement that the Guarantors guarantee the indebtedness and other obligations of the Borrower to the Agent, the Issuing Bank and the Banks under or in connection with the Credit Agreement as set forth herein. The Guarantors, as wholly owned subsidiaries of the Borrower, will derive substantial direct and indirect benefits from the making of the loans to the Borrower and the issuances of letters of credit pursuant to the Credit Agreement (which benefits are hereby acknowledged by the Guarantors).

                  Accordingly, to induce the Banks to make such loans, and to induce the Issuing Bank to issue its letters of credit, and in consideration thereof, the Guarantors hereby joint and severally agree as follows:

                  SECTION 1.    Definitions; Interpretation.

                  (a) Terms Defined in Credit Agreement. All capitalized terms used in this Guaranty (including the recitals above) and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.

                  (b) Certain Defined Terms. As used in this Guaranty the following terms shall have the following meanings:

                  "Bankruptcy Code" means Title 11 of the United States Code entitled "Bankruptcy" as in effect from time to time.

                  "Default" has the meaning set forth in Section 11.

                  "Guaranteed Obligations" has the meaning set forth in Section
2.

                  "Insolvency Proceeding" with respect to any Person, means (i) any case, action or proceeding under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization or relief of debtors, or (ii) action by any Person to have an order for relief entered with respect to it, or seeking to adjudicate it bankrupt or insolvent, or seeking a reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition, or other relief with respect to it or its debts or seeking the appointment of a receiver, trustee, custodian or similar official for it or a substantial part of its assets, or (iii) the making of a general assignment for the benefit of the creditors of such Person.

                  "Material Adverse Effect" means, with respect to any Guarantor, a material adverse effect on (i) the business operations, prospects, properties, assets or condition (financial or otherwise) of such Guarantor and its Subsidiaries, taken as a whole, or (ii) the ability of such Guarantor to perform, or any of the Agent, the Banks or the Designated Issuer to enforce the obligations of such Guarantor under this Guaranty or the other Loan Agreements.

                  "Solvent" means, as to any Person at any time, that (i) the fair value of the property of such Person is greater than the amount of such Person's liabilities (including disputed, contingent and unliquidated liabilities) as such value is established and liabilities evaluated for purposes of Section 101(31) of the Bankruptcy Code, (ii) the present fair saleable value of the property of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured, (iii) such Person is able to realize upon its property and pay its debts and other liabilities (including disputed, contingent and unliquidated liabilities) as they mature in the normal course of business, (iv) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person's ability to pay as such debts and liabilities mature, and (v) such Person is not engaged in business or a transaction, and is not about to engage in business or a transaction, for which such Person's property would constitute unreasonably small capital.

                  (c) Interpretation. The rules of interpretation set forth in
Section 1.02 of the Credit Agreement shall be applicable to this Guaranty and are incorporated herein by this reference.

                  SECTION 2. Guaranty. The Guarantors hereby jointly and severally, unconditionally and irrevocably guarantee to the Agent, the Issuing Bank and the Banks, and their respective successors, endorsees, transferees and assigns, the full and prompt payment when due (whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise) and performance of the indebtedness, liabilities and other obligations of the Borrower to the Agent, the Issuing Bank and the Banks under or in connection with the Credit Agreement, the Notes, the Letters of Credit and the other Loan Agreements, including without limitation all unpaid principal of the Loans, all unreimbursed drawings under the Letters of Credit, all interest accrued thereon, all fees due under the Credit Agreement and other Loan Agreements and all other amounts payable by the Borrower to the Agent, the Issuing Bank and the Banks thereunder or in connection therewith. The terms "indebtedness," "liabilities" and "obligations" are used herein in their most comprehensive sense and include any and all advances, debts, obligations and liabilities (including interest which but for the filing of a petition in any Insolvency Proceedings against the Borrower would have accrued on such obligations, whether or not a claim is allowed against the Borrower for such interest in any such Insolvency Proceedings), now existing or hereafter arising, whether voluntary or involuntary and whether due or not due, absolute or contingent, liquidated or unliquidated, determined or undetermined, and whether recovery upon such indebtedness, liabilities and obligations may be or hereafter become unenforceable or shall be an allowed or disallowed claim under the

Bankruptcy Code or other applicable law. The foregoing indebtedness, liabilities and other obligations of the Borrower, and all other indebtedness, liabilities and obligations to be paid or performed by the Guarantors in connection with this Guaranty or the Collateral Documents (including any and all amounts due under Section 14), shall hereinafter be collectively referred to as the "Guaranteed Obligations."

        SECTION 3. Liability of Guarantors. The liability of the Guarantors under this Guaranty shall be irrevocable, absolute, independent and unconditional, and shall not be affected by any circumstance which might constitute a discharge of a surety or guarantor other than the indefeasible payment and performance in full of all Guaranteed Obligations. In furtherance of the foregoing and without limiting the generality thereof, each of the Guarantors agrees as follows:

                (i) each Guarantor's liability hereunder shall be the immediate, direct, and primary obligation of such Guarantor and shall not be contingent upon the Agent's, the Issuing Bank's or any Bank's exercise or enforcement of any remedy it may have against the Borrower, any other Guarantor, or any other Person, or against any Collateral;

                (ii) this Guaranty is a guaranty of payment and performance when due and not merely of collectibility;

                (iii) the Agent, the Issuing Bank and the Banks may enforce this Guaranty upon the occurrence of a Default notwithstanding the existence of any dispute among the Agent, the Issuing Bank and the Banks and the Borrower with respect to the existence of such Default;

                (iv) a Guarantor's payment of a portion, but not all, of the Guaranteed Obligations shall in no way limit, affect, modify or abridge such Guarantor's or any other Guarantor's liability for any portion of the Guaranteed Obligations remaining unsatisfied; and

                (v) a Guarantor's liability with respect to the Guaranteed Obligations shall remain in full force and effect without regard to, and shall not be impaired or affected by, nor shall any Guarantor be exonerated or discharged by, any of the following events:

                        (A) any Insolvency Proceeding with respect to the Borrower, any other Guarantor, or any other Person;

                        (B) any limitation, discharge, or cessation of the liability of the Borrower, any other Guarantor, or any other Person for any Guaranteed Obligations due to any statute, regulation or rule of law, or any invalidity or unenforceability in whole or in part of any of the Guaranteed Obligations or the Loan Agreements;

                        (C) any merger, acquisition, consolidation or change in structure of the Borrower, any other Guarantor or any other Person, or any sale, lease, transfer or other disposition of any or all of the assets or shares of the Borrower, any other Guarantor, or any other Person;

                        (D) any assignment or other transfer, in whole or in part, of the Agent's, the Issuing Bank's or any Bank's interests in and rights under this Guaranty or the other Loan Agreements, including the Agent's, the Issuing Bank's or any Bank's right to receive payment of the Guaranteed Obligations, or any assignment or other transfer, in whole or in part, of the Agent's, the Issuing Bank's or any Bank's interests in and to any of the Collateral;

                        (E) any claim, defense, counterclaim or setoff, other than that of prior performance, that the Borrower, any other Guarantor, any other Person may have or assert, including any defense of incapacity or lack of corporate or other authority to execute any of the Loan Agreements;

                        (F) the Agent's, the Issuing Bank's or any Bank's amendment, modification, renewal, extension, cancellation or surrender of any Loan Agreement, any Guaranteed Obligations, any Collateral, or the Agent's, the Issuing Bank's or any Bank's exchange, release, or waiver of any Collateral;

                        (G) the Agent's, the Issuing Bank's or any Bank's exercise or nonexercise of any power, right or remedy with respect to any of the Collateral, including the Agent's, the Issuing Bank's or any Bank's compromise, release, settlement or waiver with or of the Borrower, any other Guarantor, or any other Person;

                        (H) the Agent's, the Issuing Bank's or any Bank's vote, claim, distribution, election, acceptance, action or inaction in any Insolvency Proceeding related to the Guaranteed Obligations;

                        (I) any impairment or invalidity of any of the Collateral or any other collateral securing any of the Guaranteed Obligations or any failure to perfect any of the Liens of the Agent, the Issuing Bank and the Banks thereon or therein; and

                        (J) any other guaranty, whether by any other Guarantor or any other Person, of all or any part of the Guaranteed Obligations or any other indebtedness, obligations or liabilities of the Borrower to the Agent or the Banks or the Issuing Bank.

        SECTION 4. Consents of Guarantor. Each of the Guarantors hereby unconditionally consents and agrees that, without notice to or further assent from such Guarantor:

                (i) the principal amount of the Guaranteed Obligations may be increased or decreased and additional indebtedness or obligations of the Borrower under the Loan Agreements may be incurred, by one or more amendments, restatements, modifications, renewals or extensions of any Loan Agreement or otherwise;

                (ii) the time, manner, place or terms of any payment under any Loan Agreement may be extended or changed, including by an increase or decrease in the interest rate on any Guaranteed Obligation or any fee or other amount payable under such Loan Agreement, by an amendment, restatement, modification or renewal of any Loan Agreement or otherwise;

                (iii) the time for the Borrower's (or any other Person's) performance of or compliance with any term, covenant or agreement on its part to be performed or observed under any Loan Agreement may be extended, or such performance or compliance waived, or failure in or departure from such performance or compliance consented to, all in such manner and upon such terms as the Agent, the Issuing Bank and the Banks may deem proper;

                (iv) the Agent, the Issuing Bank or the Banks may discharge or release, in whole or in part, any other Guarantor or other Person liable for the payment and performance of all or any part of the Guaranteed Obligations, and may permit or consent to any such action or any result of such action, and shall not be obligated to demand or enforce payment upon any of the Collateral or any other collateral, nor shall the Agent, the Issuing Bank or the Banks be liable to the Guarantors for any failure to collect or enforce payment or performance of the Guaranteed Obligations from any Person or to realize on the Collateral or other collateral therefor;

                (v) in addition to the Collateral, the Agent, the Issuing Bank and the Banks may take and hold other security (legal or equitable) of any kind, at any time, as collateral for the Guaranteed Obligations, and may, from time to time, in whole or in part, exchange, sell, surrender, release, subordinate, modify, waive, rescind, compromise or extend such security and may permit or consent to any such action or the result of any such action, and may apply such security and direct the order or manner of sale thereof;

                (vi) the Agent, the Issuing Bank and the Banks may request and accept other guaranties of the Guaranteed Obligations and any other indebtedness, obligations or liabilities of the Borrower to the Agent or the Banks or the Issuing Bank and may, from time to time, in whole or in part, surrender, release, subordinate, modify, waive, rescind, compromise or extend any such guaranty and may permit or consent to any such action or the result of any such action; and

                (vii) the Agent, the Issuing Bank and the Banks may exercise, or waive or otherwise refrain from exercising, any other right, remedy, power or privilege (including the right to accelerate the maturity of any Loan and any power of sale) granted by any Loan Agreement or other security document or agreement, or otherwise available to the Agent, the Issuing Bank and the Banks, with respect to the Guaranteed Obligations or any of the Collateral, even if the exercise of such right, remedy, power or privilege affects or eliminates any right of subrogation or any other right of any Guarantor against the Borrower;

all as the Agent, the Issuing Bank and the Banks may deem advisable, and all without impairing, abridging, releasing or affecting this Guaranty.

        SECTION 5. Guarantor's Waivers.

        (a) Certain Waivers. Each of the Guarantors waives and agrees not to assert:

                (i) any right to require the Agent, the Issuing Bank or any Bank to marshal assets in favor of the Borrower, any Guarantor, or any other Person, to proceed against the Borrower, any other Guarantor or any other Person, to proceed against or exhaust any of the Collateral or other collateral for the Guaranteed Obligations, to give notice of the terms, time and place of any public or private sale of personal property security constituting the Collateral or other collateral for the Guaranteed Obligations or comply with any other provisions of Section 9504 of the California UCC (or any equivalent provision of any other applicable law) or to pursue any other right, remedy, power or privilege of the Agent, the Issuing Bank or any Bank whatsoever;

                (ii) the defense of the statute of limitations in any action hereunder or for the collection or performance of the Guaranteed Obligations;

                (iii) any defense arising by reason of any lack of corporate or other authority or any other defense of the Borrower, any other Guarantor or any other Person;

                (iv) any defense based upon the Agent's, the Issuing Bank's or any Bank's errors or omissions in the administration of the Guaranteed Obligations;

                (v) any rights to set-offs and counterclaims;

                (vi) any defense based upon an election of remedies by the Agent, Issuing Bank or the Banks even though that election of remedies (including, if available, an election to proceed by nonjudicial foreclosure) destroys or impairs the subrogation rights of such Guarantor or any other Guarantor or Person or the right of such Guarantor or any other Guarantor or Person to proceed against the Borrower, any other Guarantor or any other obligor of the Guaranteed Obligations for reimbursement by operation of Section 580d of the California Civil Code or otherwise; and

                (vii) without limiting the generality of the foregoing, to the fullest extent permitted by law, any defenses or benefits that may be derived from or afforded by applicable law limiting the liability of or exonerating guarantors or sureties, or which may conflict with the terms of this Guaranty, including, without limitation, rights of subrogation, indemnification, contribution and other rights and defenses that are or may become available to such Guarantor, directly or indirectly, under California Civil Code
Sections 1432, 2787 to 2855, inclusive, and 3433 and California Code of
Civil Procedure Sections 580a, 580b, 580d and 726. Accordingly, each
Guarantor waives all rights and defenses that such Guarantor may have because the Borrower's or another Guarantor's debt is secured by real property. This means, among other things: (A) the Agent, the Issuing Bank and the Banks may collect from a Guarantor without first foreclosing on any real or personal property Collateral pledged by the Borrower or any Guarantor; and (B) if the Agent forecloses on any real property Collateral pledged by the Borrower or any
Guarantor: (1) the amount of the debt may be reduced only by the price for which that Collateral is sold at the foreclosure sale, even if the Collateral is worth more than the sale price, and (2) the Agent, the Issuing Bank and the Banks may collect from a Guarantor even if the Agent, by foreclosing on the real property Collateral, has destroyed any right any Guarantor may have to collect from the Borrower or any other Guarantor. This is an unconditional and irrevocable waiver of any rights and defenses any Guarantor may have because the Borrower's or any Guarantor's debt is secured by real property. These rights and defenses include, but are not limited to, any rights of defenses based upon Section 580a, 580b, 580d or 726 of the California Code of Civil Procedure.

        (b) Additional Waivers. Each of the Guarantors waives any and all notice of the acceptance of this Guaranty, and any and all notice of the creation, renewal, modification, extension or accrual of the Guaranteed Obligations, or the reliance by the Agent, the Issuing Bank and the Banks upon this Guaranty, or the exercise of any right, power or privilege hereunder. The Guaranteed Obligations shall conclusively be deemed to have been created, contracted, incurred and permitted to exist in reliance upon this Guaranty. Each of the Guarantors waives promptness, diligence, presentment, protest, demand for payment, notice of default, dishonor or nonpayment and all other notices to or upon the Borrower, any Guarantor or any other Person with respect to the Guaranteed Obligations.

        (c) Independent Obligations. The obligations of each Guarantor hereunder are independent of and separate from the obligations of the Borrower, each other Guarantor and any other Person and upon the occurrence and during the continuance of any Default, a separate action or actions may be brought against any and all of the Guarantors, whether or not the Borrower, any other Guarantor or any other guarantor of the Guaranteed Obligations is joined therein or a separate action or actions are brought against the Borrower, any other Guarantor or any such other guarantor of the Guaranteed Obligations.

        (d) Financial Condition of Borrower. No Guarantor shall have any right to require the Agent, the Issuing Bank or the Banks to obtain or disclose any information with respect to: (i) the financial condition or character of the Borrower or any other Guarantor or the ability of the Borrower or any other Guarantor to pay and perform the Guaranteed Obligations; (ii) the Guaranteed Obligations; (iii) the Collateral; (iv) the existence or nonexistence of any other guarantees of all or any part of the Guaranteed Obligations; (v) any action or inaction on the part of the Agent, the Issuing Bank or the Banks or any other Person; or (vi) any other matter, fact or occurrence whatsoever.

        SECTION 6. Subrogation. Unless and until the Guaranteed Obligations are indefensibly paid in full, no Guarantor shall have, and none of the Guarantors shall directly or indirectly exercise, (i) any rights that it may acquire by way of subrogation under this Guaranty, by any payment hereunder or otherwise, (ii) any rights of contribution, indemnification, reimbursement or similar suretyship claims arising out of this Guaranty, or (iii) any other right which it might otherwise have or acquire (in any way whatsoever) which could entitle it at any time to share or participate in any right, remedy or security of the Banks, the Issuing Bank or the Agent as against the Borrower, the other Guarantors or other guarantors of the Guaranteed Obligations, whether in connection with this Guaranty, any of the other Loan Agreements or otherwise. If any amount shall be paid to a Guarantor on account of the foregoing rights at any time when all the Guaranteed Obligations shall not have been indefensibly paid in full, such amount shall be held in trust for the benefit of the Agent, the Issuing Bank and the Banks and shall forthwith be paid to the Agent to be credited and applied to the Guaranteed Obligations, whether matured or unmatured, in accordance with the terms of the Loan Agreements.

        SECTION 7. Continuing Guaranty; Reinstatement.

        (a) Continuing Guaranty. This Guaranty is a continuing guaranty and shall continue in effect and be binding upon the Guarantors until termination of the Commitments and the irrevocable payment and performance in full of the Guaranteed Obligations, including

Guaranteed Obligations which may exist continuously or which may arise from time to time under successive transactions, and each Guarantor expressly acknowledges that this Guaranty shall remain in full force and effect notwithstanding that there may be periods in which no Guaranteed Obligations exist.

        (b) Reinstatement. This Guaranty shall continue to be effective or shall be reinstated and revived, as the case may be, if, for any reason, any payment of the Guaranteed Obligations by or on behalf of the Borrower or any Guarantor (or receipt of any proceeds of Collateral) shall be rescinded, invalidated, declared to be fraudulent or preferential, set aside, voided or otherwise required to be repaid to the Borrower or any Guarantor, their estates, trustees, receivers or any other Person (including under the Bankruptcy Code or other state or federal or foreign law), or must otherwise be restored by the Agent, the Issuing Bank or any Bank, whether as a result of Insolvency Proceedings or otherwise. To the extent any payment is so rescinded, set aside, voided or otherwise repaid or restored, the Guaranteed Obligations shall be revived in full force and effect without reduction or discharge for such payment. All losses, damages, costs and expenses that the Agent, the Issuing Bank or the Banks may suffer or incur as a result of any voided or otherwise set aside payments shall be specifically covered by the indemnity in favor of the Banks, the Issuing Bank and the Agent contained in Section 14.

        SECTION 8. Payments. Each of the Guarantors hereby jointly and severally agrees, in furtherance of the foregoing provisions of this Guaranty and not in limitation of any other right which the Agent, the Issuing Bank or any Bank or any other Person may have against such Guarantor by virtue hereof, upon the failure of the Borrower to pay any of the Guaranteed Obligations when and as the same shall become due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise (including amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code), such Guarantor shall forthwith pay, or cause to be paid, in cash, to the Agent an amount equal to the amount of the Guaranteed Obligations then due as aforesaid (including interest which, but for the filing of a petition in any Insolvency Proceeding with respect to the Borrower, would have accrued on such Guaranteed Obligations, whether or not a claim is allowed against the Borrower for such interest in any such Insolvency Proceeding). Each of the Guarantors jointly and severally agrees to make each payment hereunder, unconditionally in full without set-off, counterclaim or other defense, or deduction for any Taxes, on the day when due in lawful money of the United States of America and in same day or immediately available funds, to the Agent at such office of the Agent as may be designated from time to time for the receipt of payments by the Agent pursuant to the Credit Agreement. All such payments shall be promptly applied from time to time by the Agent (i) first, to the payment of any fees, costs, expenses and other amounts due the Agent hereunder, and (ii) second, to the payment of the other Guaranteed Obligations in such order of application as the Agent and the Majority Banks in their sole discretion may choose.

        SECTION 9. Representations and Warranties. Each of the Guarantors jointly and severally represents and warrants to the Agent, the Issuing Bank and each Bank that:

        (a) Organization and Powers. Each of the Guarantors and its Subsidiaries is a corporation or partnership duly organized or formed, as the case may be, validly existing and in good standing under the laws of the jurisdiction of its incorporation or formation, is qualified to do business and is in good standing in each jurisdiction in which the failure so to qualify or be in good standing would have a Material Adverse Effect and has all requisite power and authority to own its assets and carry on its business and, with respect to such Guarantor, to execute, deliver and perform its obligations under this Guaranty and the Loan Agreements to which it is a party.

        (b) Authorization; No Conflict. The execution, delivery and performance by each Guarantor of this Guaranty and any other Loan Agreements to which it is a party have been duly authorized by all necessary corporate action of such Guarantor, and do not and will not: (i) contravene the terms of the certificate or articles, as the case may be, of incorporation and the bylaws of such Guarantor or result in a breach of or constitute a default under any indenture or loan or credit agreement or any other agreement, lease or instrument to which the Guarantor is a party or by which it or its properties may be bound or affected which breach or default could reasonably be expected to have a Material Adverse Effect; or (ii) violate any provision of any law, rule, regulation, order, writ, judgment, injunction, decree or the like binding on or affecting such Guarantor.

        (c) Binding Obligation. This Guaranty and the other Loan Agreements to which a Guarantor is a party constitute the legal, valid and binding obligations of such Guarantor, enforceable against such Guarantor in accordance with their respective terms.

        (d) Governmental Consents. No authorization, consent, approval, license, exemption of, or filing or registration with, any governmental authority or regulatory body, or approval or consent of any other Person, is required for the due execution, delivery or performance by each Guarantor of this Guaranty or the other Loan Agreements to which it is a party.

        (e) Solvency. Immediately prior to and after and giving effect to the incurrence of such Guarantor's obligations under this Guaranty each Guarantor will be Solvent.

        (f) Consideration. Each Guarantor has received at least "reasonably equivalent value" (as such phrase is used in Section 548 of the Bankruptcy Code, in Section 3439.04 of the California Uniform Fraudulent Transfer Act and in comparable provisions of other applicable law) and more than sufficient consideration to support its obligations hereunder in respect of the Guaranteed Obligations and under any of the Collateral Documents to which it is a party.

        (g) Independent Investigation. Each Guarantor hereby acknowledges that it has undertaken its own independent investigation of the financial condition of the Borrower, the other Guarantors and all other matters pertaining to this Guaranty and further acknowledges that it is not relying in any manner upon any representation or statement of the Agent, the Issuing Bank or any Bank with respect thereto. Each Guarantor represents and warrants that it has received and reviewed copies of the Loan Agreements and that it is in a position to obtain, and it hereby assumes full responsibility for obtaining, any additional information concerning the financial condition of the Borrower, any other Guarantor and any other matters pertinent hereto that such Guarantor may desire. No Guarantor is relying upon or expecting the Agent, the Issuing Bank or any Bank to furnish to it any information now or hereafter in the Agent's, the Issuing Bank's or any such Bank's possession concerning the financial condition of the Borrower, any other Guarantor or any other matter.

        SECTION 10. Additional Affirmative Covenants. So long as any Guaranteed Obligations shall remain unsatisfied or any Bank shall have any Commitment, each of the Guarantors agrees that:

        (a) Preservation of Existence, Etc. Each Guarantor shall maintain and preserve its legal existence, its rights to transact business and all other rights, franchises and privileges necessary or desirable in the normal course of its business and operations and the ownership of its properties, provided that Sunward Technologies, California may, in accordance with the provisions of the Credit Agreement, be liquidated, dissolved, sold or transferred provided, further, that the proceeds of such transfer are paid in full to the other Guarantors and that any merger may only be with Sunward Technologies, Inc.

        (b) Further Assurances and Additional Acts. Each Guarantor shall execute, acknowledge, deliver, file, notarize and register at its own expense all such further agreements, instruments, certificates, documents and assurances and perform such acts as the Agent or the Majority Banks shall deem necessary or appropriate to effectuate the purposes of this Guaranty and the other Loan Agreements to which it is a party, and promptly provide the Agent with evidence of the foregoing satisfactory in form and substance to the Agent and the Majority Banks.

        (c) Credit Agreement Covenants. Each Guarantor shall observe, perform and comply with all covenants applicable to such Guarantor set forth in the Credit Agreement, which by their terms the Borrower is required to cause such Guarantor to observe, perform and comply with, as if such covenants were set forth in full herein.

        SECTION 11. Defaults. Any of the following shall constitute a "Default":

        (a) Representations and Warranties. Any representation or warranty by any Guarantor under or in connection with the Loan Agreements to which it is a party shall prove to have been incorrect in any material respect when made or deemed made.

        (b) Failure by Guarantors to Perform Certain Covenants. Any Guarantor shall fail to perform or observe any term, covenant or agreement contained in this Guaranty and in the case of subsection (c) of Section 10 such failure shall continue beyond any applicable grace periods under the Credit Agreement.

        (c) Dissolution, Etc. Any Guarantor or any of its Subsidiaries shall (i) liquidate, wind up or dissolve (or suffer any liquidation, winding-up or dissolution), except to the extent expressly permitted by the Credit Agreement,
(ii) suspend its operations other than in the ordinary course of business, or
(iii) take any corporate action to authorize any of the actions or events set forth above in this subsection (c).

        (d) Collateral. (A) This Guaranty or any of the other Collateral Documents or any certificates, documents, agreements or other instruments executed in connection herewith or therewith shall for any reason be revoked or invalidated, or otherwise cease to be in full force and effect, or (B) any Guarantor or any other Person shall contest in any manner the validity or enforceability thereof or deny that it has any further liability or obligation hereunder or thereunder, or (C) there shall be a material adverse effect on the ability of any Guarantor to perform its obligations under this Guaranty or the other Collateral Documents, or there shall be a material adverse change on the value of the Collateral or the priority of the Agent's, the Issuing Bank's or any Bank's lien therein, or
(D) there shall be any levy upon, seizure or attachment of the Collateral or any part thereof.

                  Upon the occurrence and during the continuance of an Event of Default under the Credit Agreement, the Agent, the Issuing Bank and the Banks shall have the rights and remedies set forth herein and in Article VII of the Credit Agreement and may exercise any or all of their rights and remedies under the Collateral Documents and proceed to enforce all other rights and remedies available to them under the Loan Agreements and applicable law.

        SECTION 12. Notices. All notices and other communications provided for hereunder shall, unless otherwise stated herein, be in writing (including by facsimile) and shall be mailed, sent or delivered (i) if to the Agent, the Issuing Bank or any Bank, at or to its address or facsimile number provided in
Section 9.02 of the Credit Agreement, and (ii) if to a Guarantor, at or to its address or facsimile number set forth below its name on the signature page hereof, or at or to such other address or facsimile number as such party shall have designated in a written notice to the other party. All such notices and communications shall be effective at the time and in the manner provided for in
Section 9.02 of the Credit Agreement.

        SECTION 13. No Waiver; Cumulative Remedies. No failure on the part of the Agent, the Issuing Bank or any Bank to exercise, and no delay in exercising, any right, remedy, power or privilege hereunder or under any other Loan Agreements shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, remedy, power or privilege preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights and remedies under this Guaranty and the other Loan Agreements are cumulative and not exclusive of any rights, remedies, powers and privileges that may otherwise be available to the Agent, the Issuing Bank or any Bank.

        SECTION 14. Costs and Expenses; Indemnification.

        (a) Costs and Expenses. Each Guarantor jointly and severally agrees to pay on demand:

                (i) the reasonable out-of-pocket costs and expenses of the Agent and any of its Affiliates, and the reasonable fees and disbursements of counsel to the Agent (including allocated costs of internal counsel), in connection with the negotiation, preparation, execution, delivery and administration of this Guaranty or any other Loan Agreements, and any amendments, modifications or waivers of the terms thereof; and

                (ii) all costs and expenses of the Agent, its Affiliates, the Issuing Bank and each of the Banks, and fees and disbursements of counsel (including allocated costs of internal counsel), in connection with the enforcement or attempted enforcement, or preservation of any rights or interests under this Guaranty and any other Loan Agreements, and any out-of-court workout or other refinancing or restructuring or any Insolvency Proceeding, including any losses, costs and expenses sustained by the Agent, the Issuing Bank and any of the Banks as a result of any failure by any Guarantor to perform or observe its obligations contained in this Guaranty and the other Loan Agreements to which such Guarantor is a party.

        (b) Indemnification. In addition, whether or not the transactions contemplated by the Loan Agreements shall be consummated, the Guarantor hereby agrees to indemnify the Agent, the Issuing Bank, each Bank and any officers, directors, employees or agents thereof (each an "Indemnified Person"), against and hold each of them harmless from any and all liabilities, obligations, losses, claims, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever, including the reasonable fees and disbursements of counsel to an Indemnified Person (including allocated costs of internal counsel), which may be imposed on, incurred by, or asserted against any Indemnified Person, (i) in any way relating to or arising out of this Guaranty or any other Loan Agreement, the Guaranteed Obligations, the Collateral Documents or the transactions contemplated hereby or thereby, or (ii) with respect to any investigation, litigation or other proceeding relating to any of the foregoing, irrespective of whether the Indemnified Person shall be designated a party thereto (the "Indemnified Liabilities"); provided that the Guarantor shall not be liable to any Indemnified Person for any portion of such Indemnified Liabilities to the extent they are found by a final decision of a court of competent jurisdiction to have resulted from such Indemnified Person's gross negligence or willful misconduct. If and to the extent that the foregoing indemnification is for any reason held unenforceable, each Guarantor jointly and severally agrees to make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law.

        (c) Defense. The Guarantors shall have the option to, and at the request of any Indemnified Person shall, direct and control the defense of the Indemnified Person in such proceedings, employing legal counsel selected by such Guarantor and acceptable to the Indemnified Person, and pay the fees and expenses of any legal counsel.

        (d) Interest. Any amounts payable to the Agent, the Issuing Bank or any Bank under this Section 14 if not paid upon demand shall bear interest from the date of such demand until paid in full, at the rate of interest then applicable to Base Rate Loans under the Credit Agreement.

        (e) Right of Set-Off. Upon (i) the occurrence and during the continuance of any Default, each Bank and the Issuing Bank is hereby authorized at any time and from time to time, without notice to any Guarantor (any such notice being expressly waived by the Guarantors), to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by such Bank to or for the credit or the account of any of the Guarantors against any and all of the obligations of the Guarantors now or hereafter existing under this Guaranty, irrespective of whether or not such Bank shall have made any demand upon the Borrower or any Guarantor under the Loan Agreements and although such obligations may be contingent and unmatured. Each Bank shall promptly notify the Guarantors (through the Agent) after any such set-off and application made by it; provided, however, that the failure to give such notice shall not affect the validity of such setoff and application. The rights of the Banks under this Section 14 are in addition to other rights and remedies (including other rights of set-off) which the Banks may have.

        SECTION 15. Survival. All covenants, agreements, representations and warranties made in this Guaranty shall survive the execution and delivery of this Guaranty, and shall continue in full force and effect so long as any Bank has any Commitment or any Guaranteed Obligations remain unsatisfied. Notwithstanding the foregoing, the obligations of the Guarantors under Section 14 shall survive the satisfaction of the Guaranteed Obligations and the termination of the Commitments.

        SECTION 16. Benefits of Guaranty. This Guaranty is entered into for the sole protection and benefit of the Agent, the Issuing Bank and each Bank and their respective successors and assigns, and no other Person (other than any Indemnified Person specified herein) shall be a direct or indirect beneficiary of, or shall have any direct or indirect cause of action or claim in connection with, this Guaranty. The Agent and the Banks, by their acceptance of this Guaranty, shall not have any obligations under this Guaranty to any Person other than the Guarantors, and such obligations shall be limited to those expressly stated herein.

        SECTION 17. Binding Effect; Assignment.

        (a) Binding Effect. This Guaranty shall be binding upon the Guarantors and their respective successors and assigns, and inure to the benefit of and be enforceable by the Agent, the Issuing Bank and each Bank and their respective successors, endorsees, transferees and assigns.

        (b) Assignment. The Guarantors shall not have the right to assign or transfer their respective rights and obligations hereunder without the prior written consent of the Banks. Each Bank may, without notice to or consent by the Guarantors, sell, assign, transfer or grant participations in all or any portion of such Bank's rights and obligations hereunder in connection with any sale, assignment, transfer or grant of a participation by such Bank under Section 9.06 of the Credit Agreement of or in its rights and obligations thereunder and under the other Loan Agreements. Each Guarantor agrees that in connection with any such sale, assignment, transfer or grant by any Bank and to the extent permitted under the Credit Agreement with respect to any such sale, assignment, transfer or grant, such Bank may deliver to the prospective participant or assignee financial statements and other relevant information relating to the Guarantors and their Subsidiaries. In the event of any grant of a participation, the participant (i) shall be deemed to have a right of setoff under Section 14 in respect of its participation to the same extent as if it were such "Bank;" and
(ii) shall also be entitled to the benefits of Section 14.

        SECTION 18. Governing Law. THIS GUARANTY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF CALIFORNIA WITHOUT GIVING EFFECT TO ITS CHOICE OF LAW DOCTRINE.

        (a) Waiver of Jury Trial. THE AGENT, THE GUARANTORS, THE ISSUING BANK AND EACH BANK HEREBY AGREE TO WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS GUARANTY, ANY OF THE LOAN AGREEMENTS, OR ANY DEALINGS BETWEEN THEM RELATING TO THE SUBJECT MATTER OF THE LOAN AGREEMENTS. The scope of this waiver is intended to be all encompassing of any and all disputes that may be filed in any court and that relate to the subject matter of this transaction, including contract claims, tort claims, breach of duty claims, and all other common law and statutory claims. The Agent, each Bank, the issuing Bank and the Guarantors each acknowledge that this waiver is a material inducement to enter into a business relationship, that each has already relied on the waiver in entering into this Guaranty, and that each will continue to rely on the waiver in their related future dealings. The Agent, each Bank, the Issuing Bank and the Guarantors further warrant and represent that each has reviewed this waiver with its legal counsel, and that each knowingly and voluntarily waives its jury trial rights following consultation with legal counsel. THE WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THE WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS GUARANTY, THE LOAN AGREEMENTS OR TO ANY OTHER DOCUMENTS OR AGREEMENTS RELATING THERETO. In the event of litigation, this Guaranty may be filed as a written consent to a trial by the court.

        (b) Consent to Jurisdiction; Venue. All judicial proceedings brought against any Guarantor with respect to this Guaranty and the Loan Agreements may be brought in any state or federal court of competent jurisdiction in the City of Los Angeles or San Francisco in the State of California, or, to the extent that actions may be required upon this Guaranty in the courts of any foreign jurisdiction in connection with enforcement proceedings commenced by the Agent in such foreign jurisdiction relating to any Collateral, to the courts of any foreign jurisdiction, and by execution and delivery of this Agreement, the Guarantors accept for themselves and in connection with their properties, generally and unconditionally, the nonexclusive jurisdiction of the aforesaid courts, and irrevocably agree to be bound by any judgment rendered thereby in connection with this Guaranty. The Guarantors irrevocably waive any right they may have to assert the doctrine of forum non conveniens or to object to venue to the extent any proceeding is brought in accordance with this paragraph. Nothing herein shall affect the right of the Agent, the Issuing Bank or any Bank to bring proceedings against the Guarantors in courts of any jurisdiction.

        SECTION 19. Entire Agreement; Amendments and Waivers.

        (a) Entire Agreement. This Guaranty and the other Loan Agreements constitute the entire agreement of the parties with respect to the matters set forth herein and supersede any prior agreements, commitments, drafts, communications, discussions and understandings, oral or written, with respect thereto. There are no conditions to the full effectiveness of this Guaranty.

        (b) Amendments and Waivers. Except to the extent otherwise provided in the Credit Agreement, this Guaranty may not be amended except by a writing signed by the Guarantors, the Agent, the Issuing Bank and the Majority Banks, or the Guarantor and the Agent (with the written consent of the Issuing Bank and the Majority Banks). No waiver of any rights of the Agent, the Issuing Bank and the Banks under any provision of this Guaranty or consent to any departure by the Guarantors therefrom shall be effective unless in writing and signed by the Agent, the Issuing Bank and the Majority Banks, or the Agent (with the written consent of the Issuing Bank and the Majority Banks). Any such amendment, waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

        SECTION 20. Limitation on Liability. No claim shall be made by any Guarantor or their Affiliates against the Agent, the Issuing Bank or any of the Banks or any of their respective employees, officers, directors or agents for any special, indirect, exemplary, consequential or punitive damages in respect of any breach or wrongful conduct (whether or not the claim therefor is based on contract, tort or duty imposed by law), in connection with, arising out of or in any way related to the transactions contemplated by this Guaranty or the other Loan Agreements or any act or omission or event occurring in connection therewith; and each Guarantor hereby waives, releases and agrees not to sue upon any such claim for any such damages, whether or not accrued and whether or not known or suspected to exist in its favor.

        SECTION 21. Knowing and Explicit Waivers. EACH GUARANTOR ACKNOWLEDGES THAT IT HAS EITHER OBTAINED THE ADVICE OF LEGAL COUNSEL OR HAS HAD THE OPPORTUNITY TO OBTAIN SUCH ADVICE IN CONNECTION WITH THE TERMS AND PROVISIONS OF THIS GUARANTY. EACH GUARANTOR ACKNOWLEDGES AND AGREES THAT EACH OF THE WAIVERS AND CONSENTS SET FORTH HEREIN, INCLUDING THOSE CONTAINED IN SECTIONS 3 THROUGH 6, ARE MADE WITH FULL KNOWLEDGE OF THEIR SIGNIFICANCE AND CONSEQUENCES. ADDITIONALLY, EACH GUARANTOR ACKNOWLEDGES AND AGREES THAT BY EXECUTING THIS GUARANTY, IT IS WAIVING CERTAIN RIGHTS, BENEFITS, PROTECTIONS AND DEFENSES TO WHICH IT MAY OTHERWISE BE ENTITLED UNDER APPLICABLE LAW, INCLUDING UNDER THE PROVISIONS OF THE CALIFORNIA CIVIL CODE AND CALIFORNIA CODE OF CIVIL PROCEDURE REFERRED TO IN SECTION 5, AND THAT ALL SUCH WAIVERS HEREIN ARE EXPLICIT, KNOWING WAIVERS. THE GUARANTORS FURTHER ACKNOWLEDGE AND AGREE THAT THE AGENT, THE ISSUING BANK AND THE BANKS ARE RELYING ON SUCH WAIVERS IN CREATING THE GUARANTEED OBLIGATIONS, AND THAT SUCH WAIVERS ARE A MATERIAL PART OF THE CONSIDERATION WHICH THE AGENT, THE ISSUING BANK AND THE BANKS ARE RECEIVING FOR CREATING THE GUARANTEED OBLIGATIONS.

        SECTION 22. Severability. Whenever possible, each provision of this Guaranty shall be interpreted in such manner as to be effective and valid under all applicable laws and regulations. If, however, any provision of this Guaranty shall be prohibited by or invalid under any such law or regulation in any jurisdiction, it shall, as to such jurisdiction, be deemed modified to conform to the minimum requirements of such law or regulation, or, if for any reason it is not deemed so modified, it shall be ineffective and invalid only to the extent of such prohibition or invalidity without affecting the remaining provisions of this Guaranty, as the case may be, or the validity or effectiveness of such provision in any other jurisdiction.

                IN WITNESS WHEREOF, the Guarantors have executed this Guaranty, as of the date first above written.

                                   GUARANTORS

                                               SUNWARD TECHNOLOGIES, INC.


                                               By
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                                               Title
                                                 -------------------------------
                                               Address
                                                      --------------------------

                                               ---------------------------------

                                               ---------------------------------
                                               Attn:
                                                    ----------------------------
                                               Fax No.:
                                                       -------------------------

                                               SUNWARD TECHNOLOGIES, CALIFORNIA



                                               By
                                                 -------------------------------
                                               Title
                                                 -------------------------------
                                               Address
                                                      --------------------------

                                               ---------------------------------

                                               ---------------------------------
                                               Attn:
                                                    ----------------------------
                                               Fax No.:
                                                       -------------------------

                        STOCK PLEDGE AND CHARGE AGREEMENT

                THIS STOCK PLEDGE AND CHARGE AGREEMENT (this "Agreement"), dated as of ___________, 1998, is made among Read-Rite Corporation, a Delaware company (the "Borrower"), Sunward Technologies, Inc., a Delaware company (the "Subsidiary") (the Borrower and the Subsidiary each a "Pledgor" and collectively the "Pledgors"), the Banks (as defined below), the Designated Issuer (as defined below) and Canadian Imperial Bank of Commerce, New York Agency, as agent for the Banks (in such capacity, the "Agent") (the Banks, Designated Issuer, Issuing Bank and Agent each a "Pledgee" and collectively the "Pledgees").

                The Borrower, certain financial institutions as lenders (the "Banks") Canadian Imperial Bank of Commerce, New York Agency, as issuer of letters of credit for the account of the Borrower (in such capacity, the "Designated Issuer") and the Agent are parties to a Credit Agreement dated as of October 2, 1997 (as amended, modified, renewed or extended from time to time, the "Credit Agreement").

                The Subsidiary is a subsidiary of the Borrower and is party to that certain Continuing Guaranty dated as of even date herewith between certain subsidiaries of the Borrower, in favor of the Agent, the Banks, the Designated Issuer and any other Issuing Bank (as amended, modified, renewed or extended from time to time, the "Guaranty").

                It is a condition to the obligations of the Banks, the Designated Issuer and the Agent under the Credit Agreement that the Pledgors enter into this Agreement and pledge to the Agent, the Banks and Issuing Bank their shareholdings in the companies identified in Schedule 1 (each a "Company" and collectively the "Companies").

                Accordingly, the parties hereto agree as follows:

                SECTION 1. Definitions; Interpretation.

                (a) Terms Defined in Credit Agreement. All capitalized terms used in this Agreement (including the recitals) and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.

                (b) Certain Defined Terms. As used in this Agreement, the following terms shall have the following meanings:

                "Additional Collateral" means, (i) with respect to Companies listed in Section A or C of Schedule 1, any and all (A) additional shares of capital stock or other equity securities of such Companies, whether certificated or uncertificated, (B) warrants, options or other rights entitling a Pledgor to acquire any interest in capital stock or other equity securities of such Companies, (C) securities, property, interest, dividends and other payments and distributions issued as an addition to, in redemption of, in renewal or exchange for, in substitution or upon conversion of, or otherwise on account of, the Pledged Shares or such additional shares of capital stock or other equity securities, and (D) cash and non-cash proceeds of the Pledged Shares and


                                       1.

any of the foregoing, in each case from time to time received or receivable by, or otherwise paid or distributed to or acquired by, any of the Pledgors; and
(ii) with respect to any Company listed in Section B of Schedule 1, (A) 65% of all additional capital stock or other equity securities of such Companies, whether certificated or uncertificated, (B) 65% of all warrants, options or other rights entitling a Pledgor to acquire any interest in capital stock or other equity securities of such Companies, (C) securities, property, interest, dividends and other payments and distributions issued as an addition to, in redemption of, in renewal or exchange for, in substitution or upon conversion of, or otherwise on account of, the Pledged Shares or such additional capital stock or other equity securities provided that the Pledged Shares and such Additional Collateral shall not thereafter exceed 65% of the total share capital of the relevant company, and (D) cash and non-cash proceeds of the Pledged Shares and any of the foregoing, in each case from time to time received or receivable by, or otherwise paid or distributed to or acquired by, any of the Pledgors.

                "Bankruptcy Code" means Title 11 of the United States Code entitled "Bankruptcy" as in effect from time to time.

                "Default" means any of the following:

                        (i) Representations and Warranties. Any representation or warranty by any Pledgor under or in connection with this Agreement or the other Loan Agreements to which it is a party shall prove to have been incorrect in any material respect when made or deemed made.

                        (ii) Failure by Pledgors to Perform Certain Covenants. Any Pledgor shall fail to perform or observe any term, covenant or agreement contained in subsections (b), (c) or (d) of Section 3 or subsections (d), (e),
(f), (g), (h), or (i) of Section 5 of this Agreement.

                        (iii) Failure by Pledgors to Perform Other Covenants. Any Pledgor shall fail to perform or observe any other term, covenant or agreement contained in this Agreement and such failure shall remain unremedied or uncured for thirty days after the Chief Executive Officer, Chief Financial Officer, Controller, Assistant Controller or Treasurer of any Grantor knows of such failure (whether by notice from the Agent, the Banks, the Designated Issuer or otherwise).

                        (i) (A) Any Pledgor shall commence any case, proceeding or other action (1) under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization or relief of debtors, seeking to have an order for relief entered with respect to it, or seeking to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to it or its debts, or (2) seeking appointment of a receiver, trustee, custodian or other similar official for it or for all or any substantial part of its assets, or any Pledgor shall make a general assignment for the benefit of its creditors; or (B) there shall be commenced against any Pledgor any case, proceeding or other action of a nature referred to in clause (A) above which (1) results in the entry of an order for relief or any such adjudication or appointment or (2) remains undismissed, undischarged or unbonded for a period of sixty (60) consecutive days; or (C) there shall be commenced against any Pledgor any case, proceeding or other action seeking issuance of a warrant of attachment, execution, distraint or similar process

                                       2.

against all or any substantial part of its assets which results in the entry of an order for any such relief which shall not have been vacated, discharged, or stayed or bonded pending appeal within sixty (60) consecutive days from the entry thereof; or (D) any Pledgor shall take any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the acts set forth in clause (A), (B) and (C) above; or (E) any Pledgor shall generally not, or shall be unable to, or shall admit in writing its inability to, pay its debts as they become due; or (F) any Pledgor shall cease to be Solvent.

                (iv) Dissolution, Etc. Any Pledgor or any of its Subsidiaries (including any of the Companies) shall (A) liquidate, wind up or dissolve (or suffer any liquidation, winding-up or dissolution), except to the extent expressly permitted by the Credit Agreement, (B) suspend its operations other than in the ordinary course of business, or (C) take any corporate action to authorize any of the actions or events set forth above in this subsection (v).

                (v) Collateral. (A) This Agreement or any of the other Collateral Documents, or any certificates, documents, agreements or other instruments executed in connection herewith or therewith shall for any reason be revoked or invalidated, or otherwise cease to be in full force and effect, or
(B) any Pledgor or any other Person shall contest in any manner the validity or enforceability thereof or deny that it has any further liability or obligation hereunder or thereunder, or (C) there shall be a material adverse effect on the ability of any Pledgor to perform its obligations under this Agreement or the other Collateral Documents, or there shall be a material adverse change in the value of the Collateral or the priority of the Agent's, the Issuing Bank's or any Bank's lien therein, or (D) there shall be any levy upon, seizure or attachment of the Pledged Collateral or Additional Collateral or any part thereof.

                (vi) Default under Credit Agreement. Any "Event of Default" as defined in the Credit Agreement shall occur.

        "Exchange Act" means the Securities Exchange Act of 1934, as amended.

        "Insolvency Proceeding" with respect to any Pledgor means any case, action or proceeding described in paragraph (iv) of the definition of Default.

        "Material Adverse Effect" with respect to any Person means, a material adverse effect (i) on the business operations, prospects, properties, assets or condition (financial or otherwise) of such Person and its Subsidiaries taken as a whole, or (ii) on the ability of such Person to perform, or any of the Banks, the Issuing Bank or the Agent to enforce, the obligations of such Person under this Agreement or any of the other Loan Agreements.

        "Pledged Collateral" has the meaning set forth in Section 3(a).

        "Pledged Shares" means (i) all of the issued and outstanding shares of capital stock, whether certificated or uncertificated, of the Companies listed in Section A of Schedule 1 and (ii) 65% of the issued and outstanding shares of capital stock, whether certificated or uncertificated, of the Companies listed in Section B of Schedule 1 and (iii) 50% plus one share of the issued and outstanding shares of capital stock, whether certificated or uncertificated, of the Company listed in Section C of Schedule 1.


                                       3.

        "Secured Obligations" means the indebtedness, liabilities and other obligations of the Pledgors to the Agent, the Issuing Bank and the Banks under or in connection with the Credit Agreement, the Guaranty, and any of the other Collateral Documents and Loan Agreements. The terms "indebtedness," "liabilities," and "obligations" are used in their most comprehensive sense and include any and all advances, debts, obligations and liabilities, (including interest which, but for the filing of a petition in any Insolvency Proceeding against a Pledgor would have accrued on such obligation, whether or not a claim is allowed against such Pledgor for such interest in any such Insolvency Proceeding) whether now existing or hereafter arising, whether voluntary or involuntary and whether due or to become due, absolute or contingent, liquidated or unliquidated, determined or undetermined and whether recovery upon such indebtedness, liabilities and obligations may be or hereafter becomes unenforceable or shall be an allowed or disallowed claim under the Bankruptcy Code or other applicable law.

        "Securities Act" means the Securities Act of 1933, as amended.

        "Solvent" means, as to any Person at any time, that (i) the fair value of the property of such Person is greater than the amount of such Person's liabilities (including disputed, contingent and unliquidated liabilities) as such value is established and liabilities evaluated for purposes of Section 101(31) of the Bankruptcy Code, (ii) the present fair saleable value of the property of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured, (iii) such Person is able to realize upon its property and pay its debts and other liabilities (including disputed, contingent and unliquidated liabilities) as they mature in the normal course of business, (iv) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person's ability to pay as such debts and liabilities mature, and (v) such Person is not engaged in business or a transaction, and is not about to engage in business or a transaction, for which such Person's property would constitute unreasonably small capital.

        "UCC" means the Uniform Commercial Code as the same may, from time to time, be in effect in the State of California; provided, however, in the event that, by reason of mandatory provisions of law, any or all of the attachment, perfection or priority of the security interest in any Pledged Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of California, the term "UCC" shall mean the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such attachment, perfection or priority and for purposes of definitions related to such provisions.

        (c) Terms Defined in UCC. Where applicable and except as otherwise defined herein, terms used in this Agreement shall have the meanings assigned to them in the UCC.

        (d) Interpretation. The rules of interpretation set forth in Section
1.02 of the Credit Agreement shall be applicable to this Agreement and are incorporated herein by this reference.

        SECTION 2. Agency. Each of the Banks and the Issuing Bank hereby appoints the Agent to act on their behalf and exercise all rights, powers and privileges which they may have by virtue of this Agreement. The Agent is hereby granted the power to exercise all rights


                                       4.

assigned to it by this Agreement and all rights or powers reasonably incidental thereto. The exercise of the agency under this Agreement shall be governed by the provisions of the Credit Agreement and the Agent shall be entitled hereunder to the same rights, benefits, immunities, exculpations and indemnities provided to the Agent under the Credit Agreement.

        SECTION 3. Security Interest.

        (a) Grant of Security Interest. As continuing security for the payment and performance of the Secured Obligations, each of the Pledgors hereby charges by way of first fixed charge, pledges, assigns, transfers, hypothecates, sets over and grants to the Agent, for itself and on behalf of and for the ratable benefit of the Pledgees, a charge and security interest in, all of such Pledgor's respective right, title and interest in, to and under (i) the Pledged Shares and the Additional Collateral and any certificates and instruments now or hereafter representing the Pledged Shares and the Additional Collateral, (ii) all rights, interests and claims with respect to the Pledged Shares and Additional Collateral, including under any and all related agreements, instruments and other documents, and (iii) all books, records and other documentation of such Pledgor related to the Pledged Shares and Additional Collateral, in each case whether presently existing or owned or hereafter arising or acquired and wherever located (collectively, the "Pledged Collateral").

        (b) Delivery of Pledged Shares. The Pledgors each hereby agree to deliver to the Agent (for the account of the Pledgees), at the address and to the Person to be designated by the Agent, the certificates representing the Pledged Shares, which shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer, sold contract note or other instruments of assignment in blank, all in form and substance satisfactory to the Agent.

        (c) Delivery of Additional Collateral. If any of the Pledgors shall become entitled to receive or shall receive any Additional Collateral, such Pledgor shall accept any such Additional Collateral as the agent for the Agent, shall hold it in trust for the Agent, shall segregate it from other property or funds of such Pledgor, and shall deliver all Additional Collateral and all certificates, instruments and other writings representing such Additional Collateral forthwith to the Agent (for the account of the Pledgees), at the address and to the Person to be designated by the Agent, which shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer, sold contract note or other instruments of assignment in blank, all in form and substance satisfactory to the Agent, as the Agent shall request, to be held by the Agent (for the account of the Pledgees) subject to the terms hereof, as part of the Pledged Collateral. Upon accepting any such Additional Collateral hereunder, the Agent shall promptly send a notification to the relevant Pledgor describing the Additional Collateral accepted and held as part of the Pledged Collateral hereunder, which notification shall be deemed to be a Schedule to this Agreement and may be attached hereto.

        (d) Transfer of Security Interest Other Than by Delivery. If for any reason Pledged Collateral cannot be delivered to or for the account of the Agent as provided in subsections (b) and (c), the Pledgors shall promptly take such other steps as shall be requested from time to time by the Agent to effect a transfer of a perfected first priority security interest in and pledge and charge of the Pledged Collateral to the Agent, the Issuing Bank and the Banks


                                       5.

pursuant to the UCC. To the extent practicable, the Borrower shall thereafter deliver the Pledged Collateral to or for the account of the Agent as provided in subsections (b) and (c).

        (e) Continuing Security Interest. The Pledgors agree that this Agreement shall create a continuing security interest in, pledge and charge of the Pledged Collateral which shall remain in effect notwithstanding any intermediate payment or settlement of accounts or other matters whatsoever until terminated in accordance with Section 24.

        (f) Reinstatement of Security. Any discharge or other termination and any composition or arrangement which the Pledgors may effect with the Agent, the Issuing Bank and the Banks shall be deemed to be made subject to the express condition that it will be void and the security interests deemed reinstated if any payment or security which the Agent, the Issuing Bank or the Banks may have received or may receive from any person in respect of the Secured Obligations is avoided, invalidated or set aside or if any order is made in respect thereof under any enactment relating to insolvency.

        (g) Read-Rite SMI. It is the intent of the parties hereto that the security interest created by this Agreement in respect of the shareholdings in Read-Rite SMI be treated as, and this Agreement shall be deemed to create in respect of Read-Rite SMI, a pledge (Shichiken) for the purposes of Japanese law. To the extent that the remedies or powers granted pursuant to this Agreement against a Japanese issuer of Pledged Collateral are inconsistent with the remedies or powers of a pledgee under a pledge (Shichiken) under Japanese law and such inconsistency would invalidate the pledge (Shichiken) under Japanese law, such remedies or powers shall be limited to those which will not invalidate such pledge (Shichiken) under Japanese law. Nothing in this subsection is intended, and this subsection shall not be treated as limiting or otherwise affecting, any of the Pledgees' respective rights, interests, powers or remedies with respect to any Companies other than Read-Rite SMI.

        SECTION 4. Representations and Warranties. Each of the Pledgors jointly and severally represents and warrants to the Issuing Bank, each Bank and the Agent that:

        (a) Valid Issuance of Pledged Collateral. All the Pledged Shares have been, and upon issuance any Additional Collateral will be, duly and validly issued, and are and will be fully paid and non-assessable.

        (b) Ownership of Pledged Collateral. With respect to the Pledged Shares the Pledgors are, and with respect to any Additional Collateral the Pledgors will be, the legal record and beneficial owners thereof, and have and will have good and marketable title thereto, subject to no Lien except for the pledge, charge and security interest created by this Agreement.

        (c) Approvals. No authorizations, approvals or consents and no notice to or filing with any governmental authority or other regulatory body are required for (i) the pledge and charging of the Pledged Collateral, (ii) the exercise by the Agent of voting and other rights relating to the Pledged Collateral, (iii) the perfection of the security interest created hereby (other than filing of UCC financing statements and registration with the Hong Kong Companies Registry where necessary) or (iv) the enforcement of any rights or remedies hereunder.



                                       6.

        (d) Options, Warrants, Etc. No securities convertible into or exchangeable for any shares of capital stock of any of the Companies, or any options, warrants or other commitments entitling any Person to purchase or otherwise acquire any shares of capital stock of any of the Companies, are issued and outstanding.

        (e) Transfer Restrictions. Except as set forth in the Second Disclosure Letter, there are no restrictions on, or approvals required for, the transferability of the Pledged Collateral to the Agent or with respect to the foreclosure, transfer or disposition thereof by the Agent.

        (f) Shareholders Agreements. Except as set forth in the Second Disclosure Letter, there are no shareholders agreements, voting trusts, proxy agreements or other agreements or understandings which affect or relate to the voting or giving of written consents with respect to any of the Pledged Collateral. The Pledgors have delivered to the Agent complete and accurate copies of all Articles of Association, Memoranda of Incorporation and other constitutional documents of each of the Companies.

        (g) No Violation of Securities Laws. None of the Pledged Shares has been transferred in violation of the securities registration, securities disclosure or similar laws of any jurisdiction to which such transfer may be subject.

        (h) Location of Chief Executive Office. Details of the chief executive office and principal place of business of each Pledgor, locations of all books and records concerning the Pledged Collateral and the federal taxpayer identification numbers of each Pledgor, are set forth in the Second Disclosure Letter.

        (i) Other Financing Statements. Other than (i) financing statements disclosed to the Agent and (ii) financing statements in favor of the Agent on behalf of the Issuing Bank and the Banks, no effective financing statement naming any Pledgor as debtor, assignor, grantor, mortgagor, pledgor or the like and covering all or any part of the Pledged Collateral is on file in any filing or recording office in any jurisdiction.

        (j) Enforceability; Priority of Security Interest. This Agreement (i), subject to any registration required with the Hong Kong Companies Registry, creates an enforceable perfected and first priority security interest in and pledge of the Pledged Collateral upon delivery thereof pursuant to Section 3(b), and (ii) will create an enforceable perfected and first priority security interest in and pledge of the Additional Collateral upon delivery thereof pursuant to Section 3(c) (or upon the taking of such other action with respect thereto as may be requested by the Agent pursuant to Section 3(d)), in each case securing the payment and performance of the Secured Obligations.

        The Pledgors jointly and severally agree that the foregoing representations and warranties shall be deemed to have been made by them on the date of each delivery of Pledged Collateral hereunder and on the date on which representations and warranties are deemed repeated under the Credit Agreement.

        SECTION 5. Covenants. So long as any of the Secured Obligations remain unsatisfied or any Bank shall have any Commitment, the Pledgors jointly and severally agree that:


                                       7.

        (a) Defense of Pledged Collateral. The Pledgors will, at their own expense, appear in and defend any action, suit or proceeding which purports to affect their title to, or right or interest in, the Pledged Collateral or the charge and security interest of the Agent, the Issuing Bank and the Banks therein and the pledge to the Agent and the Issuing Bank and the Banks thereof.

        (b) Preservation of Collateral. The Pledgors will do and perform all reasonable acts that may be necessary and appropriate to maintain, preserve and protect the Pledged Collateral.

        (c) Compliance with Laws, Etc. The Pledgors will comply with all laws, regulations and ordinances relating in a material way to the possession, maintenance and control of the Pledged Collateral.

        (d) Location of Books and Chief Executive Office. The Pledgors will: (i) keep all books and records pertaining to the Pledged Collateral at the locations set forth in the Second Disclosure Letter; and (ii) give at least 30 days' prior written notice to the Agent of (A) any changes in any such location where books and records pertaining to the Pledged Collateral are kept, or (B) any change in the location of any of the Pledgors' chief executive offices or principal places of business.

        (e) Change in Name, Identity or Structure. The Pledgors will give at least 30 days' prior written notice to the Agent of (i) any change in any of their names or federal taxpayer identification numbers, (ii) any changes in, additions to or other modifications of their trade names and trade styles, and
(iii) any changes to the identity or structure of any Pledgor which in any manner might make any financing statement filed hereunder incorrect or misleading.

        (f) Disposition of Pledged Collateral. None of the Pledgors will surrender or lose possession of (other than to the Agent or, with the prior consent of the Agent, to a depositary or financial intermediary), exchange, sell, convey, assign or otherwise dispose of or transfer the Pledged Collateral or any right, title or interest therein.

        (g) Liens. None of the Pledgors will create, incur or permit to exist any Liens upon or with respect to the Pledged Collateral, other than the security interest of and pledge and charge to the Agent created by this Agreement or permitted by the Credit Agreement.

        (h) Shareholders Agreements. None of the Pledgors will enter into any shareholders agreement, voting trust, proxy agreement or other agreement or understanding which affects or relates to the voting or giving of written consents with respect to any of the Pledged Collateral.

        (i) Issuance of Additional Shares. None of the Pledgors will consent to or approve, or allow any of the Companies to consent to or approve, the issuance to any Person of any additional shares of any class of capital stock of any Company, or of any securities convertible into or exchangeable for any such shares, or any warrants, options or other rights to purchase or otherwise acquire any such shares, except as permitted under the Credit Agreement.

                                       8.

        (j) Notices. The Pledgors will deliver promptly to the Agent all reports and notices received by the Pledgors from the Companies in respect of any of the Pledged Collateral.

        (k) Notification and Registration of Pledge and Charge of Shares. (i) The Pledgor will cause to be delivered to each of the Companies forthwith a notification of the pledge and charge of the Pledged Collateral in form and substance satisfactory to the Agent. (ii) The Pledgors will procure that within 45 days from the date of this Agreement, the managing director of each of the Companies will acknowledge the pledge and charge of shares in a writing in form and substance satisfactory to the Agent and will record a notation on the register of shareholders or similar records maintained by such Company of such pledge and charge in favor of the Agent, the Issuing Bank and the Banks. (iii) The Pledgor will cause to be registered in the Hong Kong Companies Registry a copy of this Agreement in accordance with the requirements of Hong Kong law when necessary.

        (l) Further Assurances. The Pledgors will promptly, upon the written request from time to time of the Agent, execute, acknowledge and deliver, and file and record, all such financing statements and other documents and instruments, and take all such action, as shall be reasonably necessary to carry out the purposes of this Agreement.

        (m) Additional Companies. The Pledgors will promptly notify the Agent of any additional subsidiaries formed or otherwise acquired by any of the Pledgors and, to the extent required by the Agent, promptly cause the stock of such entity held by the Pledgors to be pledged hereunder. Nothing in this paragraph shall require a Pledgor to pledge more than 65% of the aggregate issued capital stock of any foreign incorporated subsidiary.

        SECTION 6. Administration of the Pledged Collateral.

        (a) Distributions and Voting Prior to a Default. Unless a Default shall have occurred: (i) the Pledgors shall be entitled to receive and retain for their own account any cash dividend on or other cash distribution, if any, in respect of the Pledged Collateral; and (ii) the Pledgors shall have the right to vote the Pledged Collateral and to retain the power to control the direction, management and policies of the Companies to the same extent as the Pledgors would if the Pledged Collateral were not pledged pursuant to this Agreement; provided, that the Pledgors shall not be entitled to receive (A) cash paid, payable or otherwise distributed in redemption of, or in exchange for or in substitution of, any Pledged Collateral, or (B) dividends and other distributions paid or payable in cash in respect of any Pledged Collateral in connection with a partial or total liquidation or dissolution of any Company or in connection with a reduction of capital, capital surplus or paid-in-surplus or any other type of recapitalization involving any Company; and provided further, that no vote shall be cast or consent, waiver or ratification given or action taken which would have the effect of impairing the position or interest of the Agent or the Banks in respect of the Pledged Collateral or which would alter the voting rights with respect to the stock of any Company or be inconsistent with or violate any provision of this Agreement, the Credit Agreement or any other Loan Agreement. If applicable, the Pledgors shall be deemed the beneficial owner of all Pledged Collateral for purposes of Sections 13 and 16 of the Exchange Act and agree to file all reports required to be filed by beneficial owners of securities thereunder. The Agent shall execute and deliver (or cause to be executed and delivered) to the Pledgors all such proxies and other instruments as the Pledgors may reasonably request for the


                                       9.

purpose of enabling the Pledgors to exercise the voting and other rights which they are entitled to exercise pursuant to this subsection (a) and to receive the distributions which they are authorized to receive and retain pursuant to this subsection (a).

        (b) General Authority upon a Default. Upon and after the occurrence of any Default:

                (i) the Agent shall be entitled to receive all distributions and payments of any nature with respect to the Pledged Collateral, to be held by the Agent as part of the Pledged Collateral;

                (ii) the Agent shall have the right following prior written notice to the Pledgors to vote or consent to take any action with respect to the Pledged Shares and exercise all rights of conversion, exchange, subscription or any other rights, privileges or options pertaining to the Pledged Collateral as if the Agent were the absolute owner thereof;

                (iii) the Agent shall have the right, for and in the name, place and stead of the Pledgors, to execute endorsements, assignments, sold contract notes or other instruments of conveyance or transfer with respect to all or any of the Pledged Collateral, to endorse any checks, drafts, money orders and other instruments relating thereto, to sue for, collect, receive and give acquittance for all moneys due or to become due in connection with the Pledged Collateral and otherwise to file any claims, take any action or institute, defend, settle or adjust any actions, suits or proceedings with respect to the Pledged Collateral, execute any and all such other documents and instruments, and do any and all such acts and things, as the Agent may deem necessary or desirable to protect, collect, realize upon and preserve the Pledged Collateral, to enforce the Agent's, the Issuing Bank's or the Banks' rights with respect to the Pledged Collateral and to accomplish the purposes of this Agreement; and

                (iv) the Pledgors shall procure the full satisfaction of any transfer restrictions listed in the Second Disclosure Letter applicable to any of the transfers of any of the Pledged Collateral referred to in this Section, including, but not limited to, the obtaining of any relevant approval of the directors of any Company to which the Pledged Shares relate.

        (c) Distributions to Be Held for Agent. Distributions and other payments which are received by the Pledgors but which they are not entitled to retain as a result of the operation of subsection (a) or (b) shall be held in trust for the benefit of the Agent, be segregated from the other property or funds of the Pledgor, and be forthwith paid over or delivered to the Agent in the same form as so received.

        (d) Certain Other Administrative Matters. At any time and from time to time, the Agent may cause any of the Pledged Collateral to be transferred into its name or into the name of its nominee or nominees (subject to the revocable rights specified in subsection (a)). The Agent shall at all times have the right to exchange uncertificated Pledged Collateral for certificated Pledged Collateral, and to exchange certificated Pledged Collateral for certificates of larger or smaller denominations, for any purpose consistent with this Agreement.

        (e) Appointment of Agent as Attorney-in-Fact. For the purpose of enabling the Agent to exercise its rights under this Section 6 or otherwise in connection with this Agreement,

                                      10.

each of the Pledgors hereby (i) constitutes and appoints the Agent (and any of the Agent's officers, employees or agents designated by the Agent) its true and lawful attorney-in-fact, with full power and authority to execute any notice, assignment, endorsement or other instrument or document, and to do any and all acts and things for and on behalf of the such Pledgor, which the Agent may deem necessary or desirable to protect, collect, realize upon and preserve the Pledged Collateral, to enforce the Agent's or the Banks' rights with respect to the Pledged Collateral and to accomplish the purposes hereof, and (ii) effective upon and during the continuation of a Default, revokes all previous proxies with regard to the Pledged Collateral and appoints the Agent as its proxyholder with respect to the Pledged Collateral to attend and vote at any and all meetings of the shareholders of the Companies held on or after the date of this proxy and prior to the termination hereof, with full power of substitution to do so and agrees, if so requested, to execute or cause to be executed appropriate proxies therefor. Each such appointment is coupled with an interest and irrevocable so long as the Banks have any Commitments or the Secured Obligations have not been paid and performed in full. Each of the Pledgors hereby ratifies, to the extent permitted by law, all that the Agent shall lawfully and in good faith do or cause to be done by virtue of and in compliance with this Section 6.

        SECTION 7. Agent Performance of Pledgor Obligations. The Agent may perform or pay any obligation which the Pledgors have agreed to perform or pay under or in connection with this Agreement, and the Pledgors shall reimburse the Agent on demand for any amounts paid by the Agent pursuant to this Section 7.

        SECTION 8. Agent's Duties. Notwithstanding any provision contained in this Agreement, the Agent shall have no duty to exercise any of the rights, privileges or powers afforded to it and shall not be responsible to the Pledgors or the Banks or any other Person for any failure to do so or delay in doing so. Beyond the exercise of reasonable care to assure the safe custody of the Pledged Collateral while held hereunder and the accounting for moneys actually received by the Agent hereunder, the Agent shall have no duty or liability to exercise or preserve any rights, privileges or powers pertaining to the Pledged Collateral.

        SECTION 9. Remedies.

        (a) Remedies. Upon the occurrence of any Default, the Agent shall have, in addition to all other rights and remedies granted to it in this Agreement, the Credit Agreement or any other Loan Agreement, all rights and remedies of a secured party under the UCC and other applicable laws (including, without limitation, the laws of the jurisdictions of incorporation of the Companies). Without limiting the generality of the foregoing, the Pledgors agree that any item of the Pledged Collateral may be sold for cash or on credit or for future delivery without assumption of any credit risk, in any number of lots at the same or different times, at any exchange, brokers' board or elsewhere, by public or private sale, and at such times and on such terms, as the Agent shall determine (including, without limitation, by public or to the extent permitted by local laws, private auction pursuant to the provision of the laws of the jurisdictions of incorporation of the Companies); provided, however, that the Pledgors shall be credited with the net proceeds of sale only when such proceeds are finally collected by the Agent. Each of the Pledgors hereby agrees that the sending of notice by ordinary mail, postage prepaid, to the address of such Pledgor in accordance with Section 11, of the place and time of any public sale or of the time after which any private sale or other intended disposition is to be made, shall be


                                      11.

deemed reasonable notice thereof if such notice is sent ten days prior to the date of such sale or other disposition or the date on or after which such sale or other disposition may occur, provided that the Agent may provide the Pledgors shorter notice or no notice, to the extent permitted by the UCC or other applicable law. The Pledgors recognize that the Agent may be unable to make a public sale of any or all of the Pledged Collateral, by reason of prohibitions contained in applicable securities laws or otherwise, and expressly agree that a private sale to a restricted group of purchasers for investment and not with a view to any distribution thereof shall be considered a commercially reasonable sale. The Agent and each of the Banks shall have the right upon any such public sale, and, to the extent permitted by law, upon any such private sale, to purchase the whole or any part of the Pledged Collateral so sold, free of any right or equity of redemption, which right or equity of redemption the Pledgors hereby release to the extent permitted by law.

        (b) Application of Proceeds. The cash proceeds actually received from the sale or other disposition or collection of Pledged Collateral, and any other amounts of the Pledged Collateral (including any cash contained in the Pledged Collateral) the application of which is not otherwise provided for herein, shall be applied as provided in Section 8 of the Guaranty or Section 2.02 of the Credit Agreement. Any surplus thereof which exists after payment and performance in full of the Secured Obligations shall be promptly paid over to the Pledgors or otherwise disposed of in accordance with the UCC or other applicable law. The Pledgors shall remain liable to the Agent, the Issuing Bank and the Banks for any deficiency which exists after any sale or other disposition or collection of Pledged Collateral.

        SECTION 10. Certain Waivers. Each of the Pledgors waives, to the fullest extent permitted by law, (i) any right of redemption with respect to the Pledged Collateral, whether before or after sale hereunder, and all rights, if any, of marshalling of the Pledged Collateral or other collateral or security for the Secured Obligations; (ii) any right to require the Agent, the Issuing Bank or the Banks (A) to proceed against any Person, (B) to exhaust any other collateral or security for any of the Secured Obligations, (C) to pursue any remedy in the Agent's, the Issuing Bank's or any of the Banks' power, or (D) to make or give any presentments, demands for performance, notices of nonperformance, protests, notices of protests or notices of dishonor in connection with any of the Pledged Collateral; and (iii) all claims, damages, and demands against the Agent, the Issuing Bank or the Banks arising out of the repossession, retention, sale or application of the proceeds of any sale of the Pledged Collateral.

        SECTION 11. Notices. All notices and other communications provided for hereunder shall, unless otherwise stated herein, be in writing (including by facsimile) and shall be mailed, sent or delivered (i) if to the Agent, the Issuing Bank or any Bank, at or to its address or facsimile number provided in
Section 9.02 of the Credit Agreement, and (ii) if to a Pledgor, at or to its address or facsimile number set forth below its name on the signature page hereof, or at or to such other address or facsimile number as such party shall have designated in a written notice to the other party. All such notices and communications shall be effective at the time and in the manner provided for in
Section 9.02 of the Credit Agreement.

        SECTION 12. No Waiver; Cumulative Remedies. No failure on the part of the Agent, the Issuing Bank or any Bank to exercise, and no delay in exercising, any right, remedy, power or privilege hereunder or under any other Loan Agreements shall operate as a waiver


                                      12.

thereof, nor shall any single or partial exercise of any such right, remedy, power or privilege preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights and remedies under this Agreement and the other Loan Agreements are cumulative and not exclusive of any rights, remedies, powers and privileges that may otherwise be available to the Agent, the Issuing Bank or any Bank.

        SECTION 13. Costs and Expenses; Indemnification; Other Charges.

        (a) Costs and Expenses. The Pledgors jointly and severally agree to pay on demand:

                (i) the reasonable out-of-pocket costs and expenses of the Agent and any of its Affiliates, and the reasonable fees and disbursements of counsel to the Agent (including allocated costs of internal counsel), in connection with the negotiation, preparation, execution, delivery and administration of this Agreement, and any amendments, modifications or waivers of the terms thereof, and the custody of the Pledged Collateral;

                (ii) all reasonable title, appraisal (including the allocated cost of internal appraisal services), survey, audit, consulting, search, recording, filing and similar costs, fees and expenses incurred or sustained by the Agent or any of its Affiliates in connection with this Agreement or the Pledged Collateral; and

                (iii) all costs and expenses of the Agent, its Affiliates, the Issuing Bank and the Banks, and the fees and disbursements of counsel (including the allocated costs of internal counsel), in connection with the enforcement or attempted enforcement of, and preservation of any rights or interest under, this Agreement, any out-of-court workout or other refinancing or restructuring or in any bankruptcy case, and the protection, sale or collection of, or other realization upon, any of the Pledged Collateral, including any and all losses, costs and expenses sustained by the Agent, the Issuing Bank and any Bank as a result of any failure by any of the Pledgors to perform or observe its obligations contained herein.

        (b) Indemnification. In addition, whether or not the transactions contemplated by the Loan Agreements shall be consummated, the Pledgors hereby agree to indemnify the Agent, the Issuing Bank, each Bank and any officers, directors, employees or agents thereof (each an "Indemnified Person"), against and hold each of them harmless from any and all liabilities, obligations, losses, claims, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever, including the reasonable fees and disbursements of counsel to an Indemnified Person (including allocated costs of internal counsel), which may be imposed on, incurred by, or asserted against any Indemnified Person, (i) in any way relating to or arising out of this Agreement or any other Loan Agreement, the Secured Obligations, the Collateral Documents or the transactions contemplated hereby or thereby, or (ii) with respect to any investigation, litigation or other proceeding relating to any of the foregoing, irrespective of whether the Indemnified Person shall be designated a party thereto (the "Indemnified Liabilities"); provided that the Pledgors shall not be liable to any Indemnified Person for any portion of such Indemnified Liabilities to the extent they are found by a final decision of a court of competent jurisdiction to have resulted from such Indemnified Person's gross negligence or willful misconduct. If and to the extent that the foregoing indemnification is for any reason held

                                      13.

unenforceable, each Pledgor jointly and severally agrees to make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law.

        (c) Defense. The Pledgors shall have the option to, and at the request of any Indemnified Person shall, direct and control the defense of the Indemnified Person in such proceedings, employing legal counsel selected by such Pledgor and acceptable to the Indemnified Person, and pay the fees and expenses of any legal counsel.

        (d) Other Charges. The Borrower agrees to indemnify the Agent, the Issuing Bank and each of the Banks against and hold each of them harmless from any and all present and future stamp, transfer, documentary and other such taxes, levies, fees, assessments and other charges made by any jurisdiction by reason of the execution, delivery, performance and enforcement of this Agreement.

        (e) Interest. Any amounts payable to the Agent, the Issuing Bank or any Bank under this Section 13 or otherwise under this Agreement if not paid upon demand shall bear interest from the date of such demand until paid in full, at the rate of interest then applicable to Base Rate Loans under the Credit Agreement.

        SECTION 14. Survival. All covenants, agreements, representations and warranties made in this Agreement shall survive the execution and delivery of this Agreement, and shall continue in full force and effect so long as any Bank has any Commitment or any Secured Obligations remain unsatisfied. Notwithstanding the foregoing, the obligations of the Pledgors under Section 13 shall survive the satisfaction of the Secured Obligations and the termination of the Commitments.

        SECTION 15. Benefits of Agreement. This Agreement is entered into for the sole protection and benefit of the Agent, the Issuing Bank and each Bank and their respective successors and assigns, and no other Person (other than the Indemnified Persons) shall be a direct or indirect beneficiary of, or shall have any direct or indirect cause of action or claim in connection with, this Agreement. The Agent, the Issuing Bank and the Banks, by their acceptance of this Agreement shall not have any obligations under this Agreement to any Person other than the Pledgors, and such obligations shall be limited to those expressly stated herein.

        SECTION 16. Binding Effect. This Agreement shall be binding upon the Pledgors and their respective successors and assigns, and inure to the benefit of and be enforceable by the Agent, the Issuing Bank and each Bank and their respective successors, endorsees, transferees and assigns.

        SECTION 17. Assignment. None of the Pledgors shall have the right to assign or transfer their respective rights and obligations hereunder without the prior written consent of the Banks. Each Bank may, without notice to or consent by the Pledgors, sell, assign, transfer or grant participations in all or any portion of such Bank's rights and obligations hereunder in connection with any sale, assignment, transfer or grant of a participation by such Bank under
Section 9.06 of the Credit Agreement of or in its rights and obligations thereunder and under the other Loan Agreements. Each Pledgor agrees that in connection with any such sale, assignment,


                                      14.

transfer or grant by any Bank, and to the extent permitted by the Credit Agreement with respect to any such sale, assignment, transfer or grant, such Bank may deliver to the prospective participant or assignee financial statements and other relevant information relating to the Pledgors and their Subsidiaries. In the event of any grant of a participation, the participant shall be entitled to the benefits of Section 13.

        SECTION 18. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF CALIFORNIA, EXCEPT AS REQUIRED BY MANDATORY PROVISIONS OF LAW AND TO THE EXTENT THE VALIDITY OR PERFECTION OF THE SECURITY INTERESTS HEREUNDER, OR THE REMEDIES HEREUNDER, IN RESPECT OF ANY PLEDGED COLLATERAL ARE GOVERNED BY THE LAW OF A JURISDICTION OTHER THAN CALIFORNIA.

        (a) Waiver of Jury Trial. THE AGENT, THE PLEDGORS, THE ISSUING BANK AND EACH BANK HEREBY AGREE TO WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT, ANY OF THE LOAN AGREEMENTS, OR ANY DEALINGS BETWEEN THEM RELATING TO THE SUBJECT MATTER OF THE LOAN AGREEMENTS. The scope of this waiver is intended to be all encompassing of any and all disputes that may be filed in any court and that relate to the subject matter of this transaction, including contract claims, tort claims, breach of duty claims, and all other common law and statutory claims. The Agent, each Bank, the issuing Bank and the Pledgors each acknowledge that this waiver is a material inducement to enter into a business relationship, that each has already relied on the waiver in entering into this Agreement, and that each will continue to rely on the waiver in their related future dealings. The Agent, each Bank, the Issuing Bank and the Pledgors further warrant and represent that each has reviewed this waiver with its legal counsel, and that each knowingly and voluntarily waives its jury trial rights following consultation with legal counsel. THE WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THE WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT, THE LOAN AGREEMENTS OR TO ANY OTHER DOCUMENTS OR AGREEMENTS RELATING THERETO. In the event of litigation, this Agreement may be filed as a written consent to a trial by the court.

        (b) Consent to Jurisdiction; Venue. All judicial proceedings brought against any Pledgors with respect to this Agreement and the Loan Agreements may be brought in any state or federal court of competent jurisdiction in the City of Los Angeles or San Francisco in the State of California, or to the extent that actions may be required upon this Agreement in the courts of any foreign jurisdiction in connection with the enforcement proceedings in such foreign jurisdiction relating to any Pledged Collateral commenced by the Agent, to the courts of any foreign jurisdiction and by execution and delivery of this Agreement, the Pledgors accept for themselves and in connection with their properties, generally and unconditionally, the nonexclusive jurisdiction of the aforesaid courts, and irrevocably agree to be bound by any judgment rendered thereby in connection with this Agreement. The Pledgors irrevocably waive any right they may have to assert the doctrine of forum non conveniens or to object to venue to the extent any proceeding is brought in accordance with this paragraph. Nothing herein shall

                                      15.

affect the right of the Agent, Issuing Bank or any Bank to bring proceedings against the Pledgors in courts of any jurisdiction.

        SECTION 19. Entire Agreement; Amendments and Waivers.

        (a) Entire Agreement. This Agreement and the other Loan Agreements constitute the entire agreement of the parties with respect to the matters set forth herein and supersede any prior agreements, commitments, drafts, communications, discussions and understandings, oral or written, with respect thereto. There are no conditions to the full effectiveness of this Agreement.

        (b) Amendments and Waivers. Except to the extent otherwise provided in the Credit Agreement, this Agreement may not be amended except by a writing signed by the Pledgors, the Agent, the Issuing Bank and the Majority Banks, or the Pledgors and the Agent (with the written consent of the Issuing Bank and the Majority Banks). No waiver of any rights of the Agent, the Issuing Bank and the Banks under any provision of this Agreement or consent to any departure by the Pledgors therefrom shall be effective unless in writing and signed by the Agent, the Issuing Bank and the Majority Banks, or the Agent (with the written consent of the Issuing Bank and the Majority Banks). Any such amendment, waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

        SECTION 20. Limitation on Liability. No claim shall be made by any Pledgors or their Affiliates against the Agent, the Issuing Bank or any of the Banks or any of their respective employees, officers, directors or agents for any special, indirect, exemplary, consequential or punitive damages in respect of any breach or wrongful conduct (whether or not the claim therefor is based on contract, tort or duty imposed by law), in connection with, arising out of or in any way related to the transactions contemplated by this Agreement or the other Loan Agreements or any act or omission or event occurring in connection therewith; and each Pledgors hereby waives, releases and agrees not to sue upon any such claim for any such damages, whether or not accrued and whether or not known or suspected to exist in its favor.

        SECTION 21. Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under all applicable laws and regulations. If, however, any provision of this Agreement shall be prohibited by or invalid under any such law or regulation in any jurisdiction, it shall, as to such jurisdiction, be deemed modified to conform to the minimum requirements of such law or regulation, or, if for any reason it is not deemed so modified, it shall be ineffective and invalid only to the extent of such prohibition or invalidity without affecting the remaining provisions of this Agreement, or the validity or effectiveness of such provision in any other jurisdiction.

        SECTION 22. Counterparts and Signatures. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. This Agreement shall be binding upon the Pledgors upon their execution and delivery of this Agreement to the Agent, without the need of any signature by the Agent, the Designated Issuer or any of the Banks. The failure of any of the Agent, the Designated Issuer or any of the Banks to execute this Agreement shall not affect the validity or enforceability hereof.



                                      16.

        SECTION 23. No Inconsistent Requirements. The Pledgors acknowledge that this Agreement and the other Loan Agreements may contain covenants and other terms and provisions variously stated regarding the same or similar matters, and agree that all such covenants, terms and provisions are cumulative and all shall be performed and satisfied in accordance with their respective terms.

        SECTION 24. Termination. Upon termination of the Commitments of the Banks, surrender of all Letters of Credit and payment and performance in full of all Secured Obligations (other than inchoate indemnity obligations), this Agreement shall terminate and the Agent shall promptly redeliver to the Pledgors any of the Pledged Collateral in the Agent's possession and shall execute and deliver to the Pledgors such documents and instruments reasonably requested by the Pledgors as shall be necessary to evidence termination of all security interests given by the Pledgors to the Agent hereunder; provided, however, that the obligations of the Pledgors under Section 13 shall survive such termination.


                  [Remainder of page intentionally left blank]


                                      17.

                  IN WITNESS WHEREOF, the parties hereto have duly executed this Stock Pledge and Charge Agreement, as of the date first above written.

                                                  THE PLEDGORS
                                                  READ-RITE CORPORATION

                                                  By:
                                                     ------------------------------------------
                                                  Title:
                                                        ----------------------------------------
                                                  Address:
                                                         ---------------------------------------

                                                  ----------------------------------------------

                                                  ----------------------------------------------
                                                  Attn:
                                                      ------------------------------------------
                                                  Fax No.:
                                                          --------------------------------------


SEALED with the Common Seal of        )           SUNWARD TECHNOLOGIES INC.
SUNWARD TECHNOLOGIES INC.             )
in the presence of __________________ )
and SIGNED by                         )           By:
                                                     -------------------------------------------
                                                  Title:
---------------  ---------------                        ----------------------------------------
Title:           Title:                           Address:
Witness:________________________                          --------------------------------------

Address:________________________                  ----------------------------------------------
                                                  Attn:
Occupation:_____________________                       -----------------------------------------
                                                  Fax No.:
                                                          --------------------------------------


                                                  AGENT:

                                                  CANADIAN IMPERIAL BANK OF
                                                  COMMERCE, NEW YORK AGENCY, as Agent

                                                  By:
                                                     ------------------------------------------
                                                  Title:
                                                        ----------------------------------------



        [Counterpart Signature Page to Stock Pledge and Charge Agreement]

                                    BANKS:


                                    CIBC INC.

                                    By:
                                       -----------------------------------------
                                    Title:
                                          --------------------------------------


                                    ABN AMRO BANK N.V.

                                    By:
                                       -----------------------------------------
                                    Title:
                                          --------------------------------------

                                    By:
                                       -----------------------------------------
                                    Title:
                                          --------------------------------------


                                    FLEET NATIONAL BANK
                                    By:
                                       -----------------------------------------
                                    Title:
                                          --------------------------------------

                                    KEYBANK, N.A.

                                    By:
                                       -----------------------------------------
                                    Title:
                                          --------------------------------------

                                    THE LONG TERM CREDIT BANK OF JAPAN, LTD.,
                                    LOS ANGELES AGENCY

                                    By:
                                       -----------------------------------------
                                    Title:
                                          --------------------------------------


                                    MELLON BANK

                                    By:
                                       -----------------------------------------
                                    Title:
                                          --------------------------------------


        [Counterpart Signature Page to Stock Pledge and Charge Agreement]

                                    THE MITSUBISHI TRUST AND BANKING
                                    CORPORATION, LOS ANGELES AGENCY


                                    By:
                                       -----------------------------------------
                                    Title:
                                          --------------------------------------


                                    THE SUMITOMO BANK LIMITED,
                                    SAN FRANCISCO BRANCH

                                    By:
                                       -----------------------------------------
                                    Title:
                                          --------------------------------------


                                    THE INDUSTRIAL BANK OF JAPAN LIMITED,
                                    SAN FRANCISCO AGENCY

                                    By:
                                       -----------------------------------------
                                    Title:
                                          --------------------------------------


                                    BANKBOSTON, N.A.

                                    By:
                                       -----------------------------------------
                                    Title:
                                          --------------------------------------


                                    BANQUE NATIONALE DE PARIS

                                    By:
                                       -----------------------------------------
                                    Title:
                                          --------------------------------------

                                    By:
                                       -----------------------------------------
                                    Title:
                                          --------------------------------------



        [Counterpart Signature Page to Stock Pledge and Charge Agreement]

                                    ROYAL BANK OF CANADA


                                    By:
                                       -----------------------------------------
                                    Title:
                                          --------------------------------------


                                    WELLS FARGO BANK, N.A.

                                    By:
                                       -----------------------------------------
                                    Title:
                                          --------------------------------------


                                    THE DESIGNATED ISSUER:

                                    CANADIAN IMPERIAL BANK OF COMMERCE,
                                    NEW YORK AGENCY

                                    By:
                                       -----------------------------------------
                                    Title:
                                          --------------------------------------


        [Counterpart Signature Page to Stock Pledge and Charge Agreement]

                                   SCHEDULE 1
                    to the Stock Pledge and Charge Agreement

                                 PLEDGED SHARES

                       Section A - Fully Pledged Interests

                                                                                  Pledgor's           Percentage of
                                            Pledged                              Percentage            Pledgor's
      Pledgor             Company            Shares        Certificate No.        Holding            Holding Pledged
      -------             -------            ------        ---------------        -------            ---------------
     Read-Rite            Sunward            1,000                2                  100%                 100%
    Corporation        Technologies
                      Inc. (Delaware)

     Read-Rite            Sunward               10                1                  100%                 100%
    Corporation        Technologies
                        California
                       (California)

                     Section B - Limited Pledged Interests



                                                                                  Pledgor's           Percentage of
                                            Pledged                              Percentage            Pledgor's
      Pledgor             Company            Shares        Certificate No.        Holding            Holding Pledged
      -------             -------            ------        ---------------        -------            ---------------
     Read-Rite           Read-Rite                65             005                 100%                  65%
    Corporation        International
                     (Cayman Islands)

     Read-Rite           Read-Rite         1,300,000              40                 100%                  65%
    Corporation       Thailand, Ltd.
                        (Thailand)

      Sunward             Sunward          4,693,000              15                 100%                  65%
 Technologies Inc.     Technologies
                       International
                      Limited, (Hong
                           Kong)



                                       1.

                    Section C - Restricted Pledged Interests

                                                                                               Pledgor's         Percentage of
                                        Pledged                              No. of           Percentage       Pledgor's Holding
     Pledgor             Company        Shares         Certificate No.        Shares            Holding             Pledged
     -------             -------        ------         ---------------        ------            -------             -------
    Read-Rite        Read-Rite SMI       28,327            1A 0002                 1       50% plus 2 shares      100% less 1
   Corporation          (Japan)                            1B 0001                10                                   share
                                                           1B 0002                10
                                                           1B 0003                10
                                                           1C 0001               100
                                                           1C 0002               100
                                                           1C 0003               100
                                                           1C 0004               100
                                                           1D 0001             1,000
                                                           1D 0002             1,000
                                                           1D 0003             1,000
                                                           1D 0004             1,000
                                                           1D 0005             1,000
                                                           1E 0001            10,000
                                                           1E 0002            10,000
                                                           2B 0001                10
                                                           2B 0002                10
                                                           2B 0003                10
                                                           2C 0001               100
                                                           2C 0002               100
                                                           2D 0001             1,000
                                                           3A 0001                 1
                                                           3A 0002                 1
                                                           3A 0003                 1
                                                           3A 0004                 1
                                                           3A 0005                 1
                                                           3A 0006                 1
                                                           3B 0001                10
                                                           3B 0002                10
                                                           3B 0003                10
                                                           3B 0004                10
                                                           3B 0005                10
                                                           3B 0006                10
                                                           3C 0001               100
                                                           3C 0002               100
                                                           3C 0003               100
                                                           3C 0004               100
                                                           3C 0005               100
                                                           3C 0006               100
                                                           3D 0001             1,000




                                       2.

                                       3.

                               SECURITY AGREEMENT




                  THIS SECURITY AGREEMENT (this "Agreement"), dated as of __________, 1998 is made between the corporations listed on Schedule 1 hereto (each a "Grantor" and together the "Grantors") and Canadian Imperial Bank of Commerce, New York Agency, as agent for the Banks referred to below (in such capacity, the "Agent").

                  Read-Rite Corporation (the "Borrower"), certain financial institutions as lenders (the "Banks"), Canadian Imperial Bank of Commerce, New York Agency, as issuer of letters of credit for the account of the Borrower (in such capacity, the "Designated Issuer") and the Agent are parties to a Credit Agreement dated as of October 2, 1997 (as amended, modified, renewed or extended from time to time, the "Credit Agreement").

                  The Grantors other than the Borrower are subsidiaries of the Borrower and receive substantial direct and indirect benefits from the extensions of credit and issuance of Letters of Credit for the Borrower under the Credit Agreement. Such Grantors (other than the Borrower) are party to that certain Continuing Guaranty dated as of even date herewith in favor of the Agent, the Banks, the Designated Issuer and any other Issuing Bank (as amended, modified, renewed or extended from time to time the "Guaranty").

                  It is a condition precedent to the borrowings and the issuance of Letters of Credit under the Credit Agreement that the Grantors enter into this Agreement and grant to the Agent, for itself and for the ratable benefit of the Issuing Bank and the Banks, the security interests hereinafter provided to secure the obligations of the Grantors described below.

                  Accordingly, the parties hereto agree as follows:

        SECTION 1 Definitions; Interpretation.

        (a) Terms Defined in Credit Agreement. All capitalized terms used in this Agreement (including the recitals above) and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.

        (b) Certain Defined Terms. As used in this Agreement, the following terms shall have the following meanings:

        "Account Control Agreement" means any account control agreement or other agreement with any securities intermediary granting control with respect to any Investment Property for purposes of UCC Section 9115.

        "Accounts" means any and all accounts of the Grantors, whether now existing or hereafter acquired or arising, and in any event includes all accounts receivable, contract rights, rights to payment and other obligations of any kind owed to any of the Grantors arising out of or in connection with the sale or lease of merchandise, goods or commodities or the rendering of services or arising from any other transaction, however evidenced, and whether or not earned by performance, all guaranties, indemnities and security with respect to the foregoing, and all letters of credit relating thereto, in each case whether now existing or hereafter acquired or arising.

                  "Assigned Agreements" means, to the extent assignable, the Joint Venture Agreement dated as of June 14, 1991 between the Borrower and Sumitomo Metal Industries, Inc., (as supplemented, amended, modified, renewed or extended from time to time) including (i) all rights of the Borrower to receive moneys and other payments and distributions due or to become due thereunder or with respect thereto, (ii) all rights of the Borrower to receive proceeds of any insurance, indemnity, warranty, letter of credit or guaranty with respect thereto, (iii) all claims of the Borrower for damages arising out of any breach or default thereunder or in respect thereof; and (iv) the right of the Borrower to terminate, amend, supplement, renew or modify any such agreement, contract, instrument or other document, to perform thereunder and to compel performance and otherwise exercise all rights and remedies thereunder or in respect thereof.

                  "Bankruptcy Code" means Title 11 of the United States Code entitled "Bankruptcy" as in effect from time to time.

                  "Books" means all books, records and other written, electronic or other documentation in whatever form maintained now or hereafter by or for the Grantors in connection with the ownership of their respective assets or the conduct of their respective businesses or evidencing or containing information relating to the Collateral, including: (i) ledgers; (ii) records indicating, summarizing, or evidencing the Grantors' assets (including Inventory and Rights to Payment), business operations or financial condition; (iii) computer programs and software; (iv) computer discs, tapes, files, manuals, spreadsheets; (v) computer printouts and output of whatever kind; (vi) any other computer prepared or electronically stored, collected or reported information and equipment of any kind; and (vii) any and all other rights now or hereafter arising out of any contract or agreement between any Grantor and any service bureau, computer or data processing company or other Person charged with preparing or maintaining any of the Grantors' books or records or with credit reporting, including with regard to the Grantors' Accounts.

                  "Chattel Paper" means all writings of whatever sort which evidence a monetary obligation and a security interest in or lease of specific goods, whether now existing or hereafter arising.

                  "Collateral" has the meaning set forth in Section 2.

                  "Default" means any of the following:

                  (i) Representations and Warranties. Any representation or warranty by any Grantor under or in connection with the Loan Agreements to which it is a party shall prove to have been incorrect in any material respect when made or deemed made.

                  (ii) Failure by Grantors to Perform Certain Covenants. Any Grantor shall fail to perform or observe any term, covenant or agreement contained in subsections (a) or (b) of Section 3 or subsections (d), (e), (f),
(i), (j), (l), or (r) of Section 5 of this Agreement.

                  (iii) Failure by Grantors to Perform Other Covenants. Any Grantor shall fail to perform or observe any other term, covenant or agreement contained in this Agreement and such failure shall remain unremedied or uncured for thirty days after the Chief Executive Officer or Chief Financial Officer, Controller, Assistant Controller or Treasurer of any Grantor knows of such failure (whether by notice from the Agent, the Banks, the Designated Issuer or otherwise).

                  (iv) (A) Any Grantor shall commence any case, proceeding or other action (1) under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization or relief of debtors, seeking to have an order for relief entered with respect to it, or seeking to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to it or its debts, or (2) seeking appointment of a receiver, trustee, custodian or other similar official for it or for all or any substantial part of its assets, or any Grantor shall make a general assignment for the benefit of its creditors; or (B) there shall be commenced against any Grantor any case, proceeding or other action of a nature referred to in clause
(A) above which (1) results in the entry of an order for relief or any such adjudication or appointment or (2) remains undismissed, undischarged or unbonded for a period of sixty (60) consecutive days; or (C) there shall be commenced against any Grantor any case, proceeding or other action seeking issuance of a warrant of attachment, execution, distraint or similar process against all or any substantial part of its assets which results in the entry of an order for any such relief which shall not have been vacated, discharged, or stayed or bonded pending appeal within sixty (60) consecutive days from the entry thereof; or (D) any Grantor shall take any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the acts set forth in clause
(A), (B) and (C) above; or (E) any Grantor shall generally not, or shall be unable to, or shall admit in writing its inability to, pay its debts as they become due; or (F) any Grantor shall cease to be Solvent.

                  (v) Dissolution, Etc. Any Grantor or any of its Subsidiaries shall (i) liquidate, wind up or dissolve (or suffer any liquidation, winding-up or dissolution), except to the extent expressly permitted by the Credit Agreement, (ii) suspend its operations other than in the ordinary course of business, or (iii) take any corporate action to authorize any of the actions or events set forth above in this subsection (v).

                  (vi) Collateral. (A) This Agreement or any of the other Collateral Documents, or any certificates, documents, agreements or other instruments executed in connection herewith or therewith shall for any reason be revoked or invalidated, or otherwise cease to be in full force and effect, or
(B) any Grantor or any other Person shall contest in any manner the validity or enforceability thereof or deny that it has any further liability or obligation hereunder or thereunder, or (C) there shall be a material adverse effect on the ability of any Grantor to perform its obligations under this Agreement or the other Collateral Documents, or there shall be a material adverse change in the aggregate value of the Collateral or the priority of the Agent's, Issuing Bank's or any Bank's lien therein, or (D) there shall be any levy upon, seizure or attachment of the Collateral or any part thereof.

                  (vii) Default under Credit Agreement. Any "Event of Default" as defined in the Credit Agreement shall occur.

                  "Deposit Account" means any demand, time, savings, passbook or like account now or hereafter maintained by or for the benefit of any Grantor with a bank, savings and loan association, credit union or like organization (including the Agent and each Bank) and all funds and amounts therein, whether or not restricted or designated for a particular purpose.

                  "Documents" means any and all documents of title, bills of lading, dock warrants, dock receipts, warehouse receipts and other documents of any Grantor, whether or not negotiable, and includes all other documents which purport to be issued by a bailee or agent and purport to cover goods in any bailee's or agent's possession which are either identified or are fungible portions of an identified mass, including such documents of title made available to any Grantor for the purpose of ultimate sale or exchange of goods or for the purpose of loading, unloading, storing, shipping, transshipping, manufacturing, processing or otherwise dealing with goods in a manner preliminary to their sale or exchange, in each case whether now existing or hereafter acquired or arising.

                  "Equipment" means all now existing or hereafter acquired equipment of the Grantors in all of its forms, wherever located, and in any event includes any and all machinery, furniture, equipment, furnishings and fixtures in which any Grantor now or hereafter acquires any right, and all other goods and tangible personal property (other than Inventory), including tools, parts and supplies, automobiles, trucks, tractors and other vehicles, computer and other electronic data processing equipment and other office equipment, computer programs and related data processing software, and all additions, substitutions, replacements, parts, accessories, and accessions to and for the foregoing, now owned or hereafter acquired, and including any of the foregoing which are or are to become fixtures on real property.

                  "Financing Statements" has the meaning set forth in Section 3.

                  "General Intangibles" means all general intangibles of the Grantor, now existing or hereafter acquired or arising, and in any event includes: (i) all tax and other refunds, rebates or credits of every kind and nature to which any Grantor is now or hereafter may become entitled; (ii) all good will, choses in action and causes of action, whether legal or equitable, whether in contract or tort and however arising; (iii) all Intellectual Property Collateral; (iv) all interests in limited and general partnerships and limited liability companies; (v) all rights of stoppage in transit, replevin and reclamation; (vi) all licenses, permits, consents, indulgences and rights of whatever kind issued in favor of or otherwise recognized as belonging to any Grantor by any governmental authority or regulatory body; and (vii) all indemnity agreements, guaranties, insurance policies and other contractual, equitable and legal rights of whatever kind or nature; in each case whether now existing or hereafter acquired or arising.

                  "Instruments" means any and all negotiable instruments and every other writing which evidences a right to the payment of money, wherever located and whether now existing or hereafter acquired.

                  "Intellectual Property Collateral" means the following properties and assets owned or held by any Grantor or in which any Grantor otherwise has any interest, now existing or hereafter acquired or arising:

                  (i) all patents and patent applications, domestic or foreign, all licenses relating to any of the foregoing and all income and royalties with respect to any licenses (including, without limitation, such patents, patent applications and patent licenses as described in the Second Disclosure Letter), all rights to sue for past, present or future infringement thereof, all rights arising therefrom and pertaining thereto and all reissues, divisions, continuations, renewals, extensions and continuations-in-part thereof;

                  (ii) all copyrights and applications for copyright, domestic or foreign, together with the underlying works of authorship (including titles), whether or not the underlying works of authorship have been published and whether said copyrights are statutory or arise under the common law, and all other rights and works of authorship (including, without limitation, the copyrights and copyright applications described in the Second Disclosure Letter), all rights, claims and demands in any way relating to any such copyrights or works, including royalties and rights to sue for past, present or future infringement, and all rights of renewal and extension of copyright;

                  (iii) all state (including common law), federal and foreign trademarks, service marks and trade names, and applications for registration of such trademarks, service marks and trade names, all licenses relating to any of the foregoing and all income and royalties with respect to any licenses (including, without limitation, such marks, names, applications and licenses as described in the Second Disclosure Letter), whether registered or unregistered and wherever registered, all rights to sue for past, present or future infringement or unconsented use thereof, all rights arising therefrom and pertaining thereto and all reissues, extensions and renewals thereof;

                  (iv) all trade secrets, trade dress, trade styles, logos, other source of business identifiers, mask-works, mask-work registrations, mask-work applications, software, confidential information, customer lists, license rights, advertising materials, operating manuals, methods, processes, know-how, algorithms, formulae, databases, quality control procedures, product, service and technical specifications, operating, production and quality control manuals, sales literature, drawings, specifications, blue prints, descriptions, inventions, name plates and catalogs; and

                  (v) the entire goodwill of or associated with the businesses now or hereafter conducted by any Grantor connected with and symbolized by any of the aforementioned properties and assets.

                  "Inventory" means any and all of the Grantors' inventory in all of its forms, wherever located, whether now owned or hereafter acquired, and in any event includes all goods (including goods in transit) which are held for sale, lease or other disposition, including those held for display or demonstration or out on lease or consignment or to be furnished under a contract of service, or which are raw materials, work in process, finished goods or materials used or consumed in any Grantor's business, and the resulting product or mass, and all repossessed, returned, rejected, reclaimed and replevined goods, together with all parts, components, supplies and other materials used or usable in connection with the manufacture, production, packing, shipping, advertising, selling or furnishing of such goods; and all other items hereafter acquired by any Grantor by way of substitution, replacement, return, repossession or otherwise, and all additions and accessions thereto, and any Document representing or relating to any of the foregoing at any time.

                  "Investment Property" means any and all investment property of the Grantors, including all securities, whether certificated or uncertificated, security entitlements, securities accounts, commodity contracts and commodity accounts, and all financial assets held in any securities account or otherwise, wherever located, and whether now existing or hereafter acquired or arising.

                  "Insolvency Proceeding" with respect to any Grantor, means any case, action or proceeding described in paragraph (iv) of the definition of Default.

                  "Letter of Credit Proceeds" means any and all proceeds of written letters of credit.

                  "Material Adverse Effect" with respect to any Person means, a material adverse effect (i) on the business operations, prospects, properties, assets or condition (financial or otherwise) of such Person and its Subsidiaries taken as a whole, or (ii) on the ability of such Person to perform, or any of the Banks, the Issuing Bank or the Agent to enforce, the obligations of such Person under this Agreement or any of the other Loan Agreements.

                  "Proceeds" means whatever is receivable or received from or upon the sale, lease, license, collection, use, exchange or other disposition, whether voluntary or involuntary, of any Collateral or other assets of any Grantor, including, without limitation, "proceeds" as defined at UCC Section 9306, any and all proceeds of any insurance, indemnity, warranty or guaranty payable to or for the account of any Grantor from time to time with respect to any of the Collateral, any and all payments (in any form whatsoever) made or due and payable to any Grantor from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Collateral by any governmental authority or regulatory body (or any Person acting under color of governmental authority), any and all other amounts from time to time paid or payable under or in connection with any of the Collateral or for or on account of any damage or injury to or conversion of any Collateral by any Person, any and all other tangible or intangible property received upon the sale or disposition of Collateral, and all proceeds of proceeds.

                  "Rights to Payment" means all Accounts and any and all rights and claims to the payment or receipt of money or other forms of consideration of any kind in, to and under all Chattel Paper, Documents, General Intangibles, Instruments, Investment Property, Assigned Agreements and Proceeds.

                  "Secured Obligations" means the indebtedness, liabilities and other obligations of the Grantors to the Agent, the Issuing Bank and the Banks under or in connection with the Credit Agreement, the Notes, the Letters of Credit, the Guaranty and the other Loan Agreements including all unpaid principal of the Loans, all unreimbursed drawings under Letters of Credit, all interest accrued thereon, all fees due under the Credit Agreement, Collateral Documents and other Loan Agreements and all other amounts payable by the Grantors to the Agent, the Issuing Bank and the Banks thereunder or in connection therewith. The terms "indebtedness" "liability" and "obligations" are used in their most comprehensive sense and include any and all advances, debts, obligations and liabilities now existing or hereafter arising (including interest which but for the filing of a petition in any Insolvency Proceeding against a Grantor would have accrued on such obligations, whether or not a claim is allowed against such Grantor for such interest in any such Insolvency Proceeding), whether voluntary or involuntary and whether due or to become due, absolute or contingent, liquidated or unliquidated, determined or undetermined and whether recovery upon such indebtedness, liabilities and obligations may be or hereafter becomes unenforceable or shall be an allowed or disallowed claim under the Bankruptcy Code or other applicable law.

                  "Solvent" means, as to any Person at any time, that (i) the fair value of the property of such Person is greater than the amount of such Person's liabilities (including disputed, contingent and unliquidated liabilities) as such value is established and liabilities evaluated for purposes of Section 101(31) of the Bankruptcy Code, (ii) the present fair saleable value of the property of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured, (iii) such Person is able to realize upon its property and pay its debts and other liabilities (including disputed, contingent and unliquidated liabilities) as they mature in the normal course of business, (iv) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person's ability to pay as such debts and liabilities mature, and (v) such Person is not engaged in business or a transaction, and is not about to engage in business or a transaction, for which such Person's property would constitute unreasonably small capital.

                  "UCC" means the Uniform Commercial Code as the same may, from time to time, be in effect in the State of California; provided, however, in the event that, by reason of mandatory provisions of law, any or all of the attachment, perfection or priority of the security interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of California, the term "UCC" shall mean the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such attachment, perfection or priority and for purposes of definitions related to such provisions.

                  (c) Terms Defined in UCC. Where applicable and except as otherwise defined herein, terms used in this Agreement shall have the meanings assigned to them in the UCC.

                  (d) Interpretation. The rules of interpretation set forth in
Section 1.02 of the Credit Agreement shall be applicable to this Agreement and are incorporated herein by this reference.

                  SECTION 2 Security Interest.

                  (a) Grant of Security Interest. As security for the payment and performance of the Secured Obligations, each of the Grantors hereby pledges, hypothecates and grants to the

Agent, for itself and on behalf of and for the ratable benefit of the Issuing Bank and the Banks, a security interest in all of such Grantor's respective right, title and interest in, to and under the following property, wherever located and whether now existing or owned or hereafter acquired or arising (collectively, the "Collateral"): (i) all Accounts; (ii) all Assigned Agreements; (iii) all Chattel Paper; (iv) all Deposit Accounts; (v) all Documents; (vi) all Equipment; (vii) all General Intangibles; (viii) all Instruments; (ix) all Inventory; (x) all Investment Property; (xi) all Books;
(xii) all Letter of Credit Proceeds ; and (xiii) all products and Proceeds of any and all of the foregoing.

                  (b) Grantors Remains Liable. Anything herein to the contrary notwithstanding, (i) the Grantors shall remain liable under any contracts, agreements and other documents included in the Collateral (including all the Assigned Agreements), to the extent set forth therein, to perform all of their duties and obligations thereunder to the same extent as if this Agreement had not been executed, (ii) the exercise by the Agent of any of the rights hereunder shall not release any Grantor from any of its duties or obligations under such contracts, agreements and other documents included in the Collateral, and (iii) the Agent shall not have any obligation or liability under any contracts, agreements and other documents included in the Collateral by reason of this Agreement, nor shall the Agent be obligated to perform any of the obligations or duties of the Grantors thereunder or to take any action to collect or enforce any such contract, agreement or other document included in the Collateral hereunder.

                  (c) Exceptions. Notwithstanding the foregoing provisions of this Section 2, the grant of a security interest as provided herein shall not extend to, and the term "Collateral" shall not include, any General Intangibles of a Grantor (whether owned or held as licensee or lessee, or otherwise), to the extent that (i) such General Intangibles are not assignable or capable of being encumbered as a matter of law or under the terms of the license or lease applicable thereto (but solely to the extent that any such restriction shall be enforceable under applicable law against an assignee), without the consent of the licensor or lessor thereof and (ii) such consent has not been obtained; provided, however, that the foregoing grant of security interest shall extend to, and the term "Collateral" shall include, (A) any General Intangible which is an Account or a Proceed of, or otherwise related to the enforcement or collection of, any Account, or goods which are the subject of any Account, (B) any and all Proceeds of any General Intangibles which are otherwise excluded to the extent that the assignment or encumbrance of such Proceeds is not so restricted, and (C) upon obtaining the consent of any such licensor or lessor with respect to any such otherwise excluded General Intangibles, such General Intangibles as well as any and all Proceeds thereof that might have theretofore have been excluded from such grant of a security interest and the term "Collateral."

                  (d) Continuing Security Interest. The Grantors agree that this Agreement shall create a continuing security interest in the Collateral which shall remain in effect until terminated in accordance with Section 24.

                  (e) Pledged Stock. Nothing in this Section 2 shall be deemed to create or require the creation of a security interest in the capital stock of any foreign incorporated subsidiaries of the Grantors (taken together with any security interest created by the Pledge Agreement) greater than 65% of the then outstanding capital stock of each of such subsidiaries.

                  SECTION 3 Perfection Procedures.

                  (a) Financing Statements. The Grantors shall execute and deliver to the Agent concurrently with the execution of this Agreement, and at any time and from time to time thereafter, all financing statements, continuation financing statements, termination statements, security agreements, chattel mortgages, assignments, filings with the Patent and Trademark Office and Copyright Office (and their foreign equivalents if the Agent requests), fixture filings, warehouse receipts, documents of title, affidavits, reports, notices, schedules of account, letters of authority and all other documents and instruments, in form satisfactory to the Agent (the "Financing Statements"), and take all other action, as the Agent may request, to perfect and continue perfected, maintain the priority of or provide notice of the Agent's security interest in the Collateral and to accomplish the purposes of this Agreement.

                  (b) Notice of Security Interest. In accordance with Section 9302(1)(g) of the California UCC, written notice of the security interest of the Agent, for itself and on behalf of and for the ratable benefit of the Issuing Bank and the Banks, in each Deposit Account maintained with a Bank is hereby given to such Bank. The Grantors agree to make joint notifications with the Agent to any bank or financial institution holding any Deposit Account, whether within or outside California, and otherwise take such steps as the Agent may require to perfect or continue the perfection of the security interest created hereby in any Deposit Account.

                  (c) Certain Agents. Any third person at any time and from time to time holding all or any portion of the Collateral shall be deemed to, and shall, hold the Collateral as the agent of, and as pledge holder for, the Agent. At any time and from time to time, the Agent may give notice to any third person holding all or any portion of the Collateral that such third person is holding the Collateral as the agent of, and as pledge holder for, the Agent.

                  SECTION 4 Representations and Warranties. Each of the Grantors jointly and severally represents and warrants to the Issuing Bank, each Bank and the Agent that:

                  (a) Location of Chief Executive Office and Collateral. The Grantors' chief executive offices and principal places of business are located at the addresses set forth in the Second Disclosure Letter, all other locations where any of the Grantors conduct business or Collateral is kept and the federal taxpayer identification numbers of each Grantor are set forth in the Second Disclosure Letter.

                  (b) Locations of Books. All locations where Books pertaining to the Rights to Payment are kept, including all equipment necessary for accessing such Books and the names and addresses of all service bureaus, computer or data processing companies and other Persons keeping any Books or collecting Rights to Payment for the Grantors, are set forth in the Second Disclosure Letter.

                  (c) Trade Names and Trade Styles. All trade names and trade styles under which any Grantor presently conducts its business operations are set forth in the Second Disclosure Letter, and, except as set forth in the Second Disclosure Letter, no Grantor has, at any time in the last six years: (i) been known as or used any other corporate, trade or fictitious name; (ii) changed its name; (iii) been the surviving or resulting corporation in a merger or consolidation; or (iv) acquired through asset purchase or otherwise any business of any Person.

                  (d) Ownership of Collateral. Each Grantor is, and, except as permitted by Section 5(i), will continue to be, the sole and complete owner of the Collateral relative to it (or, in the case of after-acquired Collateral, at the time such Grantor acquires rights in such Collateral, will be the sole and complete owner thereof), free from any Lien other than Permitted Liens.

                  (e) Enforceability; Priority of Security Interest. (i) This Agreement creates a security interest which is enforceable against the Collateral in which the Grantors now have rights and will create a security interest which is enforceable against the Collateral in which the Grantors hereafter acquire rights at the time the any such Grantor acquires any such rights; and (ii) the Agent has a perfected and first priority security interest in the Collateral in which the Grantors now have rights, and will have a perfected and first priority security interest in the Collateral in which the Grantors hereafter acquire rights at the time any such Grantor acquires any such rights, in each case securing the payment and performance of the Secured Obligations.

                  (f) Other Financing Statements. Other than (i) Financing Statements disclosed to the Agent; and (ii) Financing Statements in favor of the Agent on behalf of the Issuing Bank and the Banks, no effective Financing Statement naming any Grantor as debtor, assignor, grantor, mortgagor, pledgor or the like and covering all or any part of the Collateral is on file in any filing or recording office in any jurisdiction.

                  (g) Rights to Payment.

                  (i) The Rights to Payment represent valid, binding and enforceable obligations of the account debtors or other Persons obligated thereon, created in accordance with all applicable laws and represent undisputed, bona fide transactions completed in accordance with the terms and provisions contained in any documents related thereto, and are and will be genuine, free from Liens, and not subject to any adverse claims, counterclaims, setoffs, defaults, disputes, defenses, discounts, retainages, holdbacks or conditions precedent of any kind of character, except to the extent reflected by the Borrower's reserves for uncollectible Rights to Payment or to the extent, if any, that such account debtors or other Persons may be entitled to normal and ordinary course trade discounts, returns, adjustments and allowances, or as otherwise disclosed to the Agent and the Banks in writing;

                  (ii) to the best of the Grantors' knowledge and belief, all account debtors and other obligors on the Rights to Payment are Solvent and generally paying their debts as they come due, and the Grantors have no knowledge of any fact or circumstance which would impair the validity or collectibility of any of the Rights to Payment;

                  (iii) no Grantor has assigned any of its rights under the Rights to Payment except as provided in this Agreement or as set forth in the other Loan Documents; and

                  (iv) all statements made, all unpaid balances and all other information in the Books and other documentation relating to the Rights to Payment are true and correct and in all respects what they purport to be.

                  (h) Inventory. No Inventory is stored with any bailee, warehouseman or similar Person or on any premises leased to a Grantor, nor has any Inventory been consigned to any Grantor or consigned by any Grantor to any Person or is held by any Grantor for any Person under any "bill and hold" or other arrangement, except as set forth in the Second Disclosure Letter.

                  (i) Intellectual Property.

                  (i) The Second Disclosure Letter sets forth all material patents, copyrights, trademarks, service marks or trade names owned or licensed or used by the Grantors and all application or registrations pending in respect of the same and all such rights are subsisting and have not been adjudged invalid or unenforceable in whole or in part;

                  (ii) all maintenance fees required to be paid on account of any patents have been timely paid for maintaining such patents in force, and, to the best of the Grantors' knowledge, each of the patents listed in the Second Disclosure Letter is valid and enforceable and the Borrower has notified the Agent in writing of all prior art (including public uses and sales) of which it is aware;

                  (iii) to the best of the Grantors' knowledge after due inquiry, no material infringement or unauthorized use presently is being made of any Intellectual Property Collateral by any Person;

                  (iv) except as set forth in the Borrower's filings with the S.E.C. made on or after January 1, 1997, and available electronically to the public from the S.E.C. on or prior to June 30, 1998, the Grantors own or are licensed or otherwise have the right to use (or could obtain such ownership or licenses or rights on terms not materially adverse to the Grantors) all Intellectual Property Collateral, without conflict with the rights of any other Person, except where any failure to have any such ownership, license or other rights, or any such conflict could not reasonably be expected to have a Material Adverse Effect.

                  (j) Equipment.

                  (i) None of the Equipment or other Collateral is affixed to real property, except Collateral with respect to which the Grantors have supplied the Agent with all information and documentation necessary to make all fixture filings required to perfect and protect the priority of the Agent's security interest in all such Collateral which may be fixtures as against all Persons having an interest in the premises to which such property may be affixed; and

                  (ii) none of the Equipment is leased from or to any Person, except as set forth in the Second Disclosure Letter.

                  (k) Deposit Accounts. The names and addresses of all financial institutions at which the Grantors maintain their Deposit Accounts, and the account numbers and account names of such Deposit Accounts, are set forth in the Second Disclosure Letter.

                  (l) Investment Property; Instruments. All securities accounts of the Grantors and other Investment Property of the Grantors are set forth in the Second Disclosure Letter, and all Instruments held by the Grantors are also set forth in the Second Disclosure Letter. No Account Control Agreements exist with respect to any Investment Property other than any Account Control Agreements in favor of the Agent.

                  SECTION 5 Covenants. So long as any of the Secured Obligations remain unsatisfied or any Bank shall have any Commitment, each of the Grantors agrees that:

                  (a) Defense of Collateral. The Grantors will appear in and defend any action, suit or proceeding which may affect to a material extent their respective title to, or right or interest in, or the Agent's right or interest in, the Collateral.

                  (b) Preservation of Collateral. The Grantors will maintain or cause to be maintained in good repair, working order and condition all Collateral to the extent required by the Credit Agreement.

                  (c) Compliance with Insurance Policies. The Grantors will comply with all policies of insurance, relating in a material way to the possession, operation, maintenance and control of the Collateral.

                  (d) Location of Books and Chief Executive Office. The Grantors will: (i) keep all Books pertaining to the Rights to Payment at the locations set forth in the Second Disclosure Letter; and (ii) give at least 30 days' prior written notice to the Agent of (A) any changes in any such location where Books pertaining to the Rights to Payment are kept, including any change of name or address of any service bureau, computer or data processing company or other Person preparing or maintaining any Books or collecting Rights to Payment for the Grantors or (B) any change in the location of any of the Grantors' chief executive offices or principal places of business.

                  (e) Location of Collateral. The Grantors will keep the Collateral in a jurisdiction in which the Agent and the Banks shall have a perfected security interest in the Collateral and not remove the Collateral outside such jurisdictions (other than disposals of Collateral permitted by subsection (i) below) except (x) for transfers made upon at least 30 days' prior written notice to the Agent to another jurisdiction within the United states or
(y) for the transfer outside the United States in the ordinary course of business to wholly-owned Subsidiaries of equipment having an aggregate book value not exceeding $15,000,000 over the term of the Credit Agreement.

                  (f) Change in Name, Identity or Structure. The Grantors will give at least 30 days' prior written notice to the Agent of (i) any change in any Grantor's name or its federal taxpayer identification number, (ii) any changes in, additions to or other modifications of any Grantor's trade names and trade styles set forth in the Second Disclosure Letter, and (iii) any

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

changes in its identity or structure in any manner which might make any Financing Statement filed hereunder incorrect or misleading.

                  (g) Maintenance of Records. The Grantors will keep separate, accurate and complete Books with respect to the Collateral.

                  (h) Invoicing of Sales. The Grantors will invoice all of their respective sales upon forms customary in the industry and maintain proof of delivery and customer acceptance of goods.

                  (i) Disposition of Collateral. None of the Grantors will surrender or lose possession of (other than to the Agent), sell, lease, rent, or otherwise dispose of or transfer any of the Collateral or any right or interest therein, except to the extent permitted by the Credit Agreement; provided that no such disposition or transfer of Investment Property or Instruments shall be permitted while any Default exists.

                  (j) Expenses. The Borrower will pay all expenses of protecting, storing, warehousing, insuring, handling and shipping the Collateral.

                  (k) Leased Premises. At the Agent's request, the Borrower will use its reasonable commercial efforts to obtain from each Person from whom the Borrower leases any premises at which any Collateral is at any time present such subordination, waiver, consent and estoppel agreements as the Agent may require, in form and substance satisfactory to the Agent.

                  (l) Instruments, Investment Property, Etc. Upon the request of the Agent, the Grantors will (i) immediately deliver to the Agent, or an agent designated by it, appropriately endorsed or accompanied by appropriate instruments of transfer or assignment, all Instruments, Documents, Chattel Paper and certificated securities with respect to any Investment Property, all letters of credit, and all other Rights to Payment at any time evidenced by promissory notes, trade acceptances or other instruments, (ii) cause any securities intermediaries to show on their books that the Agent is the entitlement holder with respect to any Investment Property, and/or obtain Account Control Agreements in favor of the Agent from such securities intermediaries, in form and substance satisfactory to the Agent, with respect to any Investment Property, as requested by Agent, (iii) mark all Documents and Chattel Paper with such legends as the Agent shall reasonably specify, and (iv) obtain consents from any letter of credit issuers with respect to the assignment to the Agent of any Letter of Credit Proceeds.

                  (m) Deposit Accounts and Securities Accounts. The Grantors will give the Agent prompt notice of the establishment of any new Deposit Account and any new securities account with respect to any Investment Property. At no time after 30 days after the Second Amendment Date shall the aggregate amount held in Deposit Accounts or securities accounts which are not Designated Accounts or accounts satisfying the requirements of clause (i)(B) of the definition of "Eligible Cash Equivalents" exceed $5,000,000.

                  (n) Inventory. The Grantors will not store any Inventory with a bailee, warehouseman or similar Person or on premises leased to the Grantors, nor dispose of any Inventory on a bill-and-hold, guaranteed sale, sale and return, sale on approval, consignment or similar basis, nor acquire any Inventory from any Person on any such basis, without in each case giving the Agent prior written notice thereof.

                  (o) Intellectual Property Collateral. The Grantors will:

                  (i) not enter into any agreement (including any license or royalty agreement) pertaining to any Intellectual Property Collateral, except for non-exclusive licenses in the ordinary course of business, without in each case the prior written consent of the Agent;

                  (ii) except to the extent that such action or inaction would be permitted under sub-paragraph (iv) below, not allow or suffer any Intellectual Property Collateral to become abandoned, nor any registration thereof to be terminated, forfeited, expired or dedicated to the public;

                  (iii) at the same time as the Borrower is required to deliver financial statements to the Agent under the Credit Agreement, give the Agent notice of any registrations or applications any Grantor may make or obtain to any new patents, copyrights or other new Intellectual Property Collateral; and

                  (iv) diligently prosecute all applications for patents, copyrights and trademarks, and file and prosecute any and all continuations, continuations-in-part, applications for reissue, applications for certificate of correction and like matters as shall be appropriate in accordance with prudent business practice, and promptly and timely pay any and all maintenance, license, registration and other fees, taxes and expenses incurred in connection with any Intellectual Property Collateral.

                  (p) Notices, Reports and Information. The Grantors will promptly (i) notify the Agent of any other modifications of or additions to the information contained in the Second Disclosure Letter; (ii) notify the Agent of any material claim made or asserted against the Collateral by any Person and of any change in the composition of the Collateral or other event which could materially adversely affect the value of the Collateral or the Agent's Lien thereon; (iii) furnish to the Agent such statements and schedules further identifying and describing the Collateral and such other reports and other information in connection with the Collateral as the Agent may reasonably request, all in reasonable detail; and (iv) upon request of the Agent make such demands and requests for information and reports as the Grantors are entitled to make in respect of the Collateral.

                  (q) Read-Rite International Accounts Receivable. The Borrower will procure that there is put in place within 30 days of the date of the Agreement and thereafter maintained a first priority perfected security interest in favor of the Borrower in all accounts receivable of Read-Rite International in order to secure all obligations of Read-Rite International to the Borrower.



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

                  (r) Assigned Agreements. The Borrower will (i) furnish to the Agent promptly upon receipt thereof copies of (A) all amendments or modifications to the Assigned Agreements entered into by the Borrower and (B) all material notices, requests and other documents received by the Borrower in respect of the Assigned Agreements; (ii) perform and observe in all material respects all terms and provisions of the Assigned Agreements to be performed or observed by it, maintain the Assigned Agreements in full force and effect, enforce the Assigned Agreements in accordance with their terms, and take all such action to such end as may from time to time be reasonably requested by the Agent; and (iii) not without the prior consent of the Agent (A) cancel or terminate any of the Assigned Agreements or consent to or accept any cancellation or termination thereof, (B) amend or otherwise modify in any material respect the Assigned Agreements or give any material consent, waiver or approval thereunder, (C) waive any material default under or breach of the Assigned Agreements, or (D) take any other action in connection with the Assigned Agreements that would impair the value of the interest or rights of the Borrower thereunder or that would impair the security interest or rights of the Agent, the Issuing Bank and the Banks.

                  SECTION 6 Rights to Payment.

                  (a) Collection of Rights to Payment. Until the Agent exercises its rights hereunder to collect Rights to Payment, the Grantors shall endeavor in the first instance diligently to collect all amounts due or to become due on or with respect to the Rights to Payment. Upon and after the occurrence of any Default, all remittances received by any Grantor shall be held in trust for the Agent and, in accordance with the Agent's instructions, remitted to the Agent or deposited to an account with the Agent in the form received (with any necessary endorsements or instruments of assignment or transfer).

                  (b) Investment Property and Instruments. At the request of the Agent, upon and after the occurrence of any Default, the Agent shall be entitled to receive all distributions and payments of any nature with respect to any Investment Property or Instruments, and all such distributions or payments received by any Grantor shall be held in trust for the Agent and, in accordance with the Agent's instructions, remitted to the Agent or deposited to an account with the Agent in the form received (with any necessary endorsements or instruments of assignment or transfer). Following the occurrence of a Default any such distributions and payments with respect to any Investment Property held in any securities account shall be held and retained in such securities account, in each case as part of the Collateral hereunder. Additionally, the Agent shall have the right, upon the occurrence of a Default, to vote and to give consents, ratifications and waivers with respect to any Investment Property and Instruments, and to exercise all rights of conversion, exchange, subscription or any other rights, privileges or options pertaining thereto, as if the Agent were the absolute owner thereof; provided that the Agent shall have no duty to exercise any of the foregoing rights afforded to it and shall not be responsible to the Grantors or any other Person for any failure to do so or delay in doing so.

                  SECTION 7 Authorization; Agent Appointed Attorney-in-Fact. The Agent shall have the right to, in the name of each Grantor, or in the name of the Agent or otherwise, without notice to or assent by any Grantor, and each Grantor hereby constitutes and appoints the Agent (and any of the Agent's officers or employees or agents designated by the Agent) as such

Grantor's true and lawful attorney-in-fact, with full power and authority (subject to the proviso below) to:

                  (i) sign any of the Financing Statements which must be executed or filed to perfect or continue perfected, maintain the priority of or provide notice of the Agent's security interest in the Collateral;

                  (ii) take possession of and endorse any notes, acceptances, checks, drafts, money orders or other forms of payment or security and collect any Proceeds of any Collateral;

                  (iii) sign and endorse any invoice or bill of lading relating to any of the Collateral, warehouse or storage receipts, drafts against customers or other obligors, assignments, notices of assignment, verifications and notices to customers or other obligors;

                  (iv) notify the U.S. Postal Service and other postal authorities to change the address for delivery of mail addressed to any Grantor to such address as the Agent may designate;

                  (v) receive, open and dispose of all mail addressed to any Grantor;

                  (vi) send requests for verification of Rights to Payment to the customers or other obligors of any Grantor, and establish with any Person lockbox or similar arrangements for the payment of the Rights to Payment; and

                  (vii) contact, or direct any Grantor to contact, (A) all account debtors and other obligors on the Rights to Payment and (B) any Person maintaining lockbox or similar arrangements for the payment of Rights of Payment, and instruct such account debtors and other Persons to make all payments directly to the Agent;

                  (viii) assert, adjust, sue for, compromise or release any claims under any policies of insurance;

                  (ix) exercise dominion and control over, and refuse to permit further withdrawals from, Deposit Accounts maintained with the Agent, any Bank or any other bank, financial institution or other Person;

                  (x) ask, demand, collect, receive and give acquittances and receipts for any and all Rights to Payment, enforce payment or any other rights in respect of the Rights to Payment and other Collateral, grant consents, agree to any amendments, modifications or waivers of the agreements and documents governing the Rights to Payment and other Collateral, and otherwise file any claims, take any action or institute, defend, settle or adjust any actions, suits or proceedings with respect to the Collateral, as the Agent may deem necessary or desirable to maintain, preserve and protect the Collateral, to collect the Collateral or to enforce the rights of the Agent with respect to the Collateral;

                  (xi) execute any and all applications, documents, papers and instruments necessary for the Agent to use the Intellectual Property Collateral and grant or issue any exclusive or non-exclusive license or sublicense with respect to any Intellectual Property Collateral;

                  (xii) execute any and all endorsements, assignments or other documents and instruments necessary to sell, lease, assign, convey or otherwise transfer title in or dispose of the Collateral;

                  (xiii) execute and deliver to any securities intermediary or other Person any entitlement order, Account Control Agreement or other notice, document or instrument which the Agent may deem necessary of advisable to maintain, protect, realize upon and preserve the Investment Property and the Agent's security interest therein; and

                  (xiv) execute any and all such other documents and instruments, and do any and all acts and things for and on behalf of the Grantors, which the Agent may deem necessary or advisable to maintain, protect, realize upon and preserve the Collateral and the Agent's security interest therein and, following a Default, to otherwise accomplish the purposes of this Agreement.

The Agent agrees that, except upon and after the occurrence of a Default, it shall not exercise the power of attorney, or any rights granted to the Agent, pursuant to clauses (ii) through (xiii). The foregoing power of attorney is coupled with an interest and irrevocable so long as the Banks have any Commitments or the Secured Obligations have not been paid and performed in full. Each Grantor hereby ratifies, to the extent permitted by law, all that the Agent shall lawfully and in good faith do or cause to be done by virtue of and in compliance with this Section 7.

                  SECTION 8 Agent Performance of Grantor Obligations. The Agent may perform or pay any obligation which any Grantor has agreed to perform or pay under or in connection with this Agreement, and the Grantors shall reimburse the Agent on demand for any amounts paid by the Agent pursuant to this Section 8.

                  SECTION 9 Agent's Duties. Notwithstanding any provision contained in this Agreement, the Agent shall have no duty to exercise any of the rights, privileges or powers afforded to it and shall not be responsible to any Grantor or the Banks or any other Person for any failure to do so or delay in doing so. Beyond the exercise of reasonable care to assure the safe custody of Collateral in the Agent's possession and the accounting for moneys actually received by the Agent hereunder, the Agent shall have no duty or liability to exercise or preserve any rights, privileges or powers pertaining to the Collateral.

                  SECTION 10 Remedies.

                  (a) Remedies. Upon the occurrence of any Default, the Agent shall have, in addition to all other rights and remedies granted to it in this Agreement, the Credit Agreement or any other Loan Agreements, all rights and remedies of a secured party under the UCC and other applicable laws. Without limiting the generality of the foregoing, each of the Grantors agree that:

                  (i) The Agent may peaceably and without notice enter any premises of any Grantor, take possession of any Collateral, remove or dispose of all or part of the Collateral on any premises of any Grantor or elsewhere, or, in the case of Equipment, render it nonfunctional, and otherwise collect, receive, appropriate and realize upon all or any part of the Collateral, and demand, give receipt for, settle, renew, extend, exchange, compromise, adjust, or sue for all or any part of the Collateral, as the Agent may determine.

                  (ii) The Agent may require the Grantors to assemble all or any part of the Collateral and make it available to the Agent, at any place and time designated by the Agent.

                  (iii) The Agent may use or transfer any of the Grantors' respective rights and interests in any Intellectual Property Collateral, by license, by sublicense (to the extent permitted by an applicable license) or otherwise, on such conditions and in such manner as the Agent may determine.

                  (iv) The Agent may secure the appointment of a receiver of the Collateral or any part thereof (to the extent and in the manner provided by applicable law).

                  (v) The Agent may withdraw (or cause to be withdrawn) any and all funds from any Deposit Accounts or securities accounts.

                  (vi) The Agent may sell, resell, lease, use, assign, transfer or otherwise dispose of any or all of the Collateral in its then condition or following any commercially reasonable preparation or processing (utilizing in connection therewith any of the Grantors' assets, without charge or liability to the Agent therefor) at public or private sale, by one or more contracts, in one or more parcels, at the same or different times, for cash or credit or for future delivery without assumption of any credit risk, all as the Agent deems advisable; provided, however, that the Grantors shall be credited with the net proceeds of sale only when such proceeds are finally collected by the Agent. The Agent and each of the Banks shall have the right upon any such public sale, and, to the extent permitted by law, upon any such private sale, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption, which right or equity of redemption the Grantors hereby release, to the extent permitted by law. The Grantors hereby agree that the sending of notice by ordinary mail, postage prepaid, to the address and in the manner provided for in Section 12 of the place and time of any public sale or of the time after which any private sale or other intended disposition is to be made, shall be deemed reasonable notice thereof if such notice is sent five days prior to the date of such sale or other disposition or the date on or after which such sale or other disposition may occur, provided that the Agent may provide a Grantor shorter notice or no notice, to the extent permitted by the UCC or other applicable law. The Grantors recognize that the Agent may be unable to make a public sale of any or all of the Investment Property, by reason of prohibitions contained in applicable securities laws or otherwise, and expressly agree that a private sale to a restricted group of purchasers for investment and not with a view to any distribution thereof shall be considered a commercially reasonable sale.

                  (b) License. For the purpose of enabling the Agent to exercise its rights and remedies under this Section 10 or otherwise in connection with this Agreement, each of the Grantors hereby grants to the Agent an irrevocable, non-exclusive and assignable license (exercisable without payment or royalty or other compensation to any Grantor) to use, license or sublicense any Intellectual Property Collateral.

                  (c) Application of Proceeds. The cash proceeds actually received from the sale or other disposition or collection of Collateral, and any other amounts received in respect of the Collateral the application of which is not otherwise provided for herein, shall be applied as provided in Section 8 of the Guaranty or Section 2.02 of the Credit Agreement. Any surplus thereof which exists after payment and performance in full of the Secured Obligations shall be promptly paid over to the Grantors or otherwise disposed of in accordance with the UCC or other applicable law. The Grantors shall remain liable to the Agent, the Issuing Bank and the Banks for any deficiency which exists after any sale or other disposition or collection of Collateral.

                  SECTION 11 Certain Waivers. The Grantors waive, to the fullest extent permitted by law, (i) any right of redemption with respect to the Collateral, whether before or after sale hereunder, and all rights, if any, of marshalling of the Collateral or other collateral or security for the Secured Obligations; (ii) any right to require the Agent, the Issuing Bank or the Banks
(A) to proceed against any Person, (B) to exhaust any other collateral or security for any of the Secured Obligations, (C) to pursue any remedy in the Agent's, the Issuing Bank's or any of the Banks' power, or (D) to make or give any presentments, demands for performance, notices of nonperformance, protests, notices of protests or notices of dishonor in connection with any of the Collateral; and (iii) all claims, damages, and demands against the Agent, the Issuing Bank or the Banks arising out of the repossession, retention, sale or application of the proceeds of any sale of the Collateral.

                  SECTION 12 Notices. All notices and other communications provided for hereunder shall, unless otherwise stated herein, be in writing (including by facsimile) and shall be mailed, sent or delivered (i) if to the Agent, the Issuing Bank or any Bank, at or to its address or facsimile number provided in Section 9.02 of the Credit Agreement, and (ii) if to a Grantor, at or to its address or facsimile number set forth below its name on the signature page hereof, or at or to such other address or facsimile number as such party shall have designated in a written notice to the other party. All such notices and communications shall be effective at the time and in the manner provided for in Section 9.02 of the Credit Agreement.

                  SECTION 13 No Waiver; Cumulative Remedies. No failure on the part of the Agent, the Issuing Bank or any Bank to exercise, and no delay in exercising, any right, remedy, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, remedy, power or privilege preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights and remedies under this Agreement and the other Loan Agreements are cumulative and not exclusive of any rights, remedies, powers and privileges that may otherwise be available to the Agent, the Issuing Bank or any Bank.

                  SECTION 14 Costs and Expenses; Indemnification; Other Charges.

                  (a) Costs and Expenses. The Grantors jointly and severally agrees to pay on demand:

                  (i) the reasonable out-of-pocket costs and expenses of the Agent and any of its Affiliates, and the reasonable fees and disbursements of counsel to the Agent (including allocated costs of internal counsel), in connection with the negotiation, preparation, execution, delivery and administration of this Agreement, and any amendments, modifications or waivers of the terms thereof, and the custody of the Collateral;

                  (ii) all title, appraisal (including the allocated costs of internal appraisal services), survey, audit, consulting, search, recording, filing and similar fees, costs and expenses incurred or sustained by the Agent or any of its Affiliates in connection with this Agreement or the Collateral; provided that, so long as no Default has occurred and is continuing, Grantors shall not be responsible for the cost of an appraisal of any particular asset more than once in any twelve consecutive month period: and

                  (iii) all costs and expenses of the Agent, its Affiliates, the Issuing Bank and the Banks, and the fees and disbursements of counsel (including the allocated costs of internal counsel), in connection with the enforcement or attempted enforcement of, and preservation of any rights or interests under, this Agreement, any out-of-court workout or other refinancing or restructuring or in any bankruptcy case, and the protection, sale or collection of, or other realization upon, any of the Collateral, including all expenses of taking, collecting, holding, sorting, handling, preparing for sale, selling, or the like, and other such expenses of sales and collections of Collateral, and any and all losses, costs and expenses sustained by the Agent, the Issuing Bank and any Bank as a result of any failure by any of the Grantors to perform or observe its obligations contained herein.

                  (b) Indemnification. In addition, whether or not the transactions contemplated by the Loan Agreements shall be consummated, each Grantor hereby agrees to indemnify the Agent, the Issuing Bank, each Bank and any officers, directors, employees or agents thereof (each an "Indemnified Person"), against and hold each of them harmless from any and all liabilities, obligations, losses, claims, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever, including the reasonable fees and disbursements of counsel to an Indemnified Person (including allocated costs of internal counsel), which may be imposed on, incurred by, or asserted against any Indemnified Person, (i) in any way relating to or arising out of this Agreement or any other Loan Agreement, the Secured Obligations, the Collateral Documents or the transactions contemplated hereby or thereby, or (ii) with respect to any investigation, litigation or other proceeding relating to any of the foregoing, irrespective of whether the Indemnified Person shall be designated a party thereto (the "Indemnified Liabilities"); provided that no Grantor shall be liable to any Indemnified Person for any portion of such Indemnified Liabilities to the extent they are found by a final decision of a court of competent jurisdiction to have resulted from such Indemnified Person's gross negligence or willful misconduct. If and to the extent that the foregoing indemnification is for any reason held unenforceable, each Grantor jointly and severally agrees to make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law.

                  (c) Defense. The Grantors shall have the option to, and at the request of any Indemnified Person shall, direct and control the defense of the Indemnified Person in such proceedings, employing legal counsel selected by such Grantor and acceptable to the Indemnified Person, and pay the fees and expenses of any legal counsel.

                  (d) Interest. Any amounts payable to the Agent, the Issuing Bank or any Bank under this Section 14 if not paid upon demand shall bear interest from the date of such demand until paid in full, at the rate of interest then applicable to Base Rate Loans under the Credit Agreement.

                  (e) Right of Set-Off. Upon (i) the occurrence and during the continuance of any Default, each Bank and the Issuing Bank is hereby authorized at any time and from time to time, without notice to any Grantor (any such notice being expressly waived by the Grantors), to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by such Bank to or for the credit or the account of any of the Grantors against any and all of the obligations of the Grantors now or hereafter existing under this Agreement, irrespective of whether or not such Bank shall have made any demand upon the Borrower or any other Grantor under the Loan Agreements and although such obligations may be contingent and unmatured. Each Bank shall promptly notify the Grantors (through the Agent) after any such set-off and application made by it; provided, however, that the failure to give such notice shall not affect the validity of such setoff and application. The rights of the Issuing Bank and Banks under this
Section 14 are in addition to other rights and remedies (including other rights of set-off) which the Issuing Bank and Banks may have.

                  (f) Other Charges. Each of the Grantors agrees to indemnify the Agent, the Issuing Bank and each of the Banks against and hold each of them harmless from any and all present and future stamp, transfer, documentary and other such taxes, levies, fees, assessments and other charges made by any jurisdiction by reason of the execution, delivery, performance and enforcement of this Agreement.

                  SECTION 15 Survival. All covenants, agreements, representations and warranties made in this Agreement shall survive the execution and delivery of this Agreement, and shall continue in full force and effect so long as any Bank has any Commitment or any Secured Obligations remain unsatisfied. Notwithstanding the foregoing, the obligations of the Grantors under Section 14 shall survive the satisfaction of the Secured Obligations and the termination of the Commitments.

                  SECTION 16 Benefits of Agreements This Agreement is entered into for the sole protection and benefit of the Agent, the Issuing Bank and each Bank and their respective successors and assigns, and no other Person (other than any Indemnified Person specified herein) shall be a direct or indirect beneficiary of, or shall have any direct or indirect cause of action or claim in connection with, this Agreement. The Agent and the Banks, by their acceptance of this Agreement, shall not have any obligations under this Agreement to any Person other than the Grantors, and such obligations shall be limited to those expressly stated herein.

                  SECTION 17 Binding Effect; Assignment.

                  (a) Binding Effect. This Agreement shall be binding upon the Grantors and their respective successors and assigns, and inure to the benefit of and be enforceable by the Agent, the Issuing Bank and each Bank and their respective successors, endorsees, transferees and assigns.

                  (b) Assignment. The Grantors shall not have the right to assign or transfer their respective rights and obligations hereunder without the prior written consent of the Banks. Each Bank may, without notice to or consent by the Grantors, sell, assign, transfer or grant participations in all or any portion of such Bank's rights and obligations hereunder in connection with any sale, assignment, transfer or grant of a participation by such Bank under
Section 9.06 of the Credit Agreement of or in its rights and obligations thereunder and under the other Loan Agreements. Each Grantor agrees that in connection with any such sale, assignment, transfer or grant by any Bank, such Bank may deliver to the prospective participant or assignee financial statements and other relevant information relating to the Grantors and their Subsidiaries. In the event of any grant of a participation, the participant (i) shall be deemed to have a right of setoff under Section 14 in respect of its participation to the same extent as if it were such "Bank;" and (ii) shall also be entitled to the benefits of Section 14.

                  SECTION 18 Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF CALIFORNIA WITHOUT GIVING EFFECT TO ITS CHOICE OF LAW DOCTRINE.

                  (a) Waiver of Jury Trial. THE AGENT, THE GRANTORS, THE ISSUING BANK AND EACH BANK HEREBY AGREE TO WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT, ANY OF THE LOAN AGREEMENTS, OR ANY DEALINGS BETWEEN THEM RELATING TO THE SUBJECT MATTER OF THE LOAN AGREEMENTS. The scope of this waiver is intended to be all encompassing of any and all disputes that may be filed in any court and that relate to the subject matter of this transaction, including contract claims, tort claims, breach of duty claims, and all other common law and statutory claims. The Agent, each Bank, the issuing Bank and the Grantors each acknowledge that this waiver is a material inducement to enter into a business relationship, that each has already relied on the waiver in entering into this Agreement, and that each will continue to rely on the waiver in their related future dealings. The Agent, each Bank, the Issuing Bank and the Grantors further warrant and represent that each has reviewed this waiver with its legal counsel, and that each knowingly and voluntarily waives its jury trial rights following consultation with legal counsel. THE WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THE WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT, THE LOAN AGREEMENTS OR TO ANY OTHER DOCUMENTS OR AGREEMENTS RELATING THERETO. In the event of litigation, this Agreement may be filed as a written consent to a trial by the court.

                  (b) Consent to Jurisdiction; Venue. All judicial proceedings brought against any Grantor with respect to this Agreement and the Loan Agreements may be brought in any state or federal court of competent jurisdiction in the City of Los Angeles or San Francisco in the State of California, or, to the extent that actions may be required upon this Agreement in the courts of any foreign jurisdiction in connection with enforcement proceedings commenced by the Agent in such foreign jurisdiction relating to any Collateral, to the courts of any foreign jurisdiction, and by execution and delivery of this Agreement, the Grantors accept for themselves and in connection with their properties, generally and unconditionally, the nonexclusive jurisdiction of the aforesaid courts, and irrevocably agree to be bound by any judgment rendered thereby in connection with this Agreement. The Grantors irrevocably waive any right they may have to assert the doctrine of forum non conveniens or to object to venue to the extent any proceeding is brought in accordance with this paragraph. Nothing herein shall affect the right of the Agent, the Issuing Bank or any Bank to bring proceedings against the Grantors in courts of any jurisdiction.

                  SECTION 19 Entire Agreement; Amendments and Waivers.

                  (a) Entire Agreement. This Agreement and the other Loan Agreements constitute the entire agreement of the parties with respect to the matters set forth herein and supersede any prior agreements, commitments, drafts, communications, discussions and understandings, oral or written, with respect thereto. There are no conditions to the full effectiveness of this Agreement.

                  (b) Amendments and Waivers. Except to the extent otherwise provided in the Credit Agreement, this Agreement may not be amended except by a writing signed by the Grantors, the Agent, the Issuing Bank and the Majority Banks, or the Grantors and the Agent (with the written consent of the Issuing Bank and the Majority Banks). No waiver of any rights of the Agent, the Issuing Bank and the Banks under any provision of this Agreement or consent to any departure by the Grantors therefrom shall be effective unless in writing and signed by the Agent, the Issuing Bank and the Majority Banks, or the Agent (with the written consent of the Issuing Bank and the Majority Banks). Any such amendment, waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

                  SECTION 20 Limitation on Liability. No claim shall be made by any Grantor or their Affiliates against the Agent, the Issuing Bank or any of the Banks or any of their respective employees, officers, directors or agents for any special, indirect, exemplary, consequential or punitive damages in respect of any breach or wrongful conduct (whether or not the claim therefor is based on contract, tort or duty imposed by law), in connection with, arising out of or in any way related to the transactions contemplated by this Agreement or the other Loan Agreements or any act or omission or event occurring in connection therewith; and each Grantor hereby waives, releases and agrees not to sue upon any such claim for any such damages, whether or not accrued and whether or not known or suspected to exist in its favor.

                  SECTION 21 Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under all applicable laws and regulations. If, however, any provision of this Agreement shall be prohibited by or invalid under any such law or regulation in any jurisdiction, it shall, as to such jurisdiction, be deemed modified to conform to the minimum requirements of such law or regulation, or, if for any reason it is not deemed so modified, it shall be ineffective and invalid only to the extent of such prohibition or invalidity without affecting the remaining provisions of this Agreement, as the case may be, or the validity or effectiveness of such provision in any other jurisdiction.

                  SECTION 22 Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.

                  SECTION 23 No Inconsistent Requirements. The Grantors acknowledge that this Agreement and the other Loan Agreements may contain covenants and other terms and provisions variously stated regarding the same or similar matters, and agree that all such covenants, terms and provisions are cumulative and all shall be performed and satisfied in accordance with their respective terms.

                  SECTION 24 Termination. Upon the termination of the Commitments of the Banks, the surrender of the Letters of Credit and payment and performance in full of all Secured Obligations (except inchoate indemnity obligations), this Agreement shall terminate and the Agent shall promptly execute and deliver to the Grantors such documents and instruments reasonably requested by the Grantors as shall be necessary to evidence termination of all security interests given by the Grantors to the Agent hereunder; provided, however, that the obligations of the Grantors under Section 14 shall survive such termination.

IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first above written.




                  [Remainder of page intentionally left blank]

                                     THE GRANTORS




                                     READ-RITE CORPORATION

                                     By:
                                        ----------------------------------------
                                     Title:
                                           -------------------------------------

                                     Address:
                                             -----------------------------------

                                     -------------------------------------------

                                     -------------------------------------------

                                     Attn.:
                                          --------------------------------------
                                     Fax No.:
                                             -----------------------------------

                                     SUNWARD TECHNOLOGIES, INC.

                                     By:
                                        ----------------------------------------
                                     Title:
                                           -------------------------------------

                                     Address:
                                             -----------------------------------

                                     -------------------------------------------

                                     -------------------------------------------

                                     Attn.:
                                          --------------------------------------
                                     Fax No.:
                                             -----------------------------------

                                     SUNWARD TECHNOLOGIES, CALIFORNIA

                                     By:
                                        ----------------------------------------
                                     Title:
                                           -------------------------------------

                                     Address:
                                             -----------------------------------

                                     -------------------------------------------

                                     -------------------------------------------

                                     Attn.:
                                          --------------------------------------
                                     Fax No.:
                                             -----------------------------------

                                     THE AGENT:




                                     CANADIAN IMPERIAL BANK OF COMMERCE, NEW
                                     YORK AGENCY, as Agent


                                     By:
                                        ----------------------------------------
                                     Title:
                                           -------------------------------------

                                   SCHEDULE 1
                            to the Security Agreement

                                    GRANTORS


Read-Rite Corporation

Sunward Technologies, Inc.

Sunward Technologies, California




                                     S1-1.

                    INTELLECTUAL PROPERTY SECURITY AGREEMENT



                  THIS INTELLECTUAL PROPERTY SECURITY AGREEMENT (this "Agreement"), dated as of __________, 1998, is made between the corporations listed on Schedule 1 hereto (each a "Grantor" and collectively the "Grantors") and Canadian Imperial Bank of Commerce, New York Agency as agent for the Banks referred to below (in such capacity the "Agent").

                  Read-Rite Corporation (the "Borrower"), certain financial institutions as lenders (the "Banks"), Canadian Imperial Bank of Commerce, New York Agency, as issuer of letters of credit for the account of the Borrower (in such capacity, the "Designated Issuer") and the Agent are parties to a Credit Agreement dated as of October 2, 1997 (as amended, modified, renewed or extended from time to time, the "Credit Agreement").

                  The Grantors, other than the Borrower, are subsidiaries of the Borrower and receive substantial direct and indirect benefits from the extensions of credit and issuance of Letters of Credit for the Borrower under the Credit Agreement. Such Grantors are party to that certain Continuing Guaranty entered in favor of the Agent, the Banks, the Designated Issuer and any other Issuing Bank and dated as of even date herewith (as amended, modified, renewed or extended from time to time the "Guaranty"). All the Grantors are party to that certain Security Agreement dated of even date herewith between the Grantors and the Agent (as such agreement as amended, modified, renewed or extended from time to time the "Security Agreement").

                  It is a condition precedent to the borrowings and the issuance of Letters of Credit under the Credit Agreement that the Grantors enter into this Agreement and grant to the Agent, for itself and for the ratable benefit of the Issuing Bank and the Banks, the security interests in certain of their intellectual property rights hereinafter provided to secure the obligations of the Grantors described below. The Grantors have agreed to execute and deliver this Agreement to Agent for filing by Agent with the United States Patent and Trademark Office (the "PTO") and United States Copyright Office (the "Copyright Office") (and any other relevant recording systems in any domestic or foreign jurisdiction) as further evidence of and to effectuate such grant of a security interest in such intellectual property rights.

                  Accordingly, Grantors and Agent hereby agree as follows:

                  SECTION 1 Definitions; Interpretation. All capitalized terms used in this Agreement and not otherwise defined herein shall have the meanings assigned to them in the Security Agreement and the rules of construction set out in the Security Agreement shall be equally applicable hereto.

                  SECTION 2 Grant of Security Interest.

                  As a continuing security for the payment and performance of the Obligations, the Grantors hereby grant and convey a security interest in and mortgage to Agent of all of their respective rights, title and interests in, to and under the following property, whether now existing or owned or hereafter acquired, developed or arising (collectively, the "Intellectual Property Collateral"):

                  (i) all intellectual property rights of any nature or character including, without limitation, and whether domestic or foreign: (i) all patents and patent applications, all licenses relating to any of the foregoing and all income and royalties with respect to any licenses, all rights to sue for past, present or future infringement thereof, all rights arising therefrom and pertaining thereto and all reissues, divisions, continuations, renewals, extensions and continuations-in-part thereof; (ii) all copyrights and applications for copyright, together with the underlying works of authorship (including titles), whether or not the underlying works of authorship have been published and whether said copyrights are statutory or arise under the common law, and all other rights and works of authorship, all rights, claims and demands in any way relating to any such copyrights or works, including royalties and rights to sue for past, present or future infringement, and all rights of renewal and extension of copyright; (iii) all state (including common law), federal and foreign trademarks, service marks and trade names, and applications for registration of such trademarks, service marks and trade names, all licenses relating to any of the foregoing and all income and royalties with respect to any licenses, whether registered or unregistered and wherever registered, all rights to sue for past, present or future infringement or unconsented use thereof, all rights arising therefrom and pertaining thereto and all reissues, extensions and renewals thereof; and (iv) all trade secrets, trade dress, trade styles, logos, other source of business identifiers, mask-works, mask-work registrations, mask-work applications, software, confidential information, customer lists, license rights, advertising materials, operating manuals, methods, processes, know-how, algorithms, formulae, databases, quality control procedures, product, service and technical specifications, operating, production and quality control manuals, sales literature, drawings, specifications, blue prints, descriptions, inventions, name plates and catalogs (the foregoing rights and interests collectively, the "Intellectual Property Rights") and including, without limitation, those Intellectual Property Rights listed, from time to time, on the Exhibits to this Agreement; and

                  (ii) the entire goodwill of or associated with the businesses now or hereafter conducted by Grantors connected with and symbolized by any of the aforementioned properties and assets; and

                  (iii) all products and proceeds at any time of any and all of the foregoing including products of products and proceeds of proceeds.

                  Notwithstanding the foregoing provisions of this Section 2, the grant of a security interest as provided herein shall not extend to, and the term "Intellectual Property Collateral" shall not include, any General Intangibles of a Grantor (whether owned or held as licensee or lessee, or otherwise), to the extent that (i) such General Intangibles are not assignable or capable of being encumbered as a matter of law or under the terms of the license or lease applicable thereto (but solely to the extent that any such restriction shall be enforceable under applicable law against an assignee), without the consent of the licensor or lessor thereof and (ii) such consent has not been obtained; provided, however, that the foregoing grant of security interest shall extend to, and the term "Intellectual Property Collateral" shall include, (A) any General Intangible which is an Account or a Proceed of, or otherwise related to the enforcement or collection of, any Account, or goods which are the subject of any Account, (B) any and all Proceeds of any General Intangibles which are otherwise excluded to the extent that the assignment or encumbrance of such Proceeds is not so restricted, and (C) upon obtaining the consent of any such licensor or lessor with respect to any such otherwise excluded General Intangibles, such General Intangibles as well as any and all Proceeds thereof that might have theretofore have been excluded from such grant of a security interest and the term "Intellectual Property Collateral."

                  SECTION 3 Further Assurances; Appointment of Agent as Attorney-in-Fact. The Grantors at their expense shall execute and deliver, or cause to be executed and delivered, to Agent any and all documents and instruments, in form and substance satisfactory to Agent, and take any and all action, which Agent may request from time to time, to perfect and continue perfected, maintain the priority of or provide notice of Agent's security interest in the Intellectual Property Collateral and to accomplish the purposes of this Agreement. Agent shall have the right, in the name of the Grantors, or in the name of Agent or otherwise, upon notice to but without the requirement of assent by the Grantors, and the Grantors hereby constitute and appoint Agent (and any of Agent's officers or employees or agents designated by Agent) as the Grantors' true and lawful attorney-in-fact with full power and authority, to:
(i) sign any financing statements and documents and instruments which Agent deems necessary or advisable to perfect or continue perfected, maintain the priority of or provide notice of Agent's security interest in the Intellectual Property Collateral; (ii) assert, adjust, sue for, compromise or release any claims under any policies of insurance; and (iii) execute any and all such other documents and instruments, and do any and all acts and things for and on behalf of the Grantors, which Agent may deem necessary or advisable to maintain, protect, realize upon and preserve the Intellectual Property Collateral and Agent's security interest therein and to accomplish the purposes of this Agreement, including (A) to defend, settle, adjust or institute any action, suit or proceeding with respect to the Intellectual Property Collateral, (B) to assert or retain any rights under any license agreement for any of the Intellectual Property Collateral, including without limitation any rights of the Grantors arising under Section 365(n) of the Bankruptcy Code, and (C) to execute any and all applications, documents, papers and instruments for Agent to use the Intellectual Property Collateral, to grant or issue any exclusive or non-exclusive license or sub-license with respect to any Intellectual Property Collateral, and to assign, convey or otherwise transfer title in or dispose of the Intellectual Property Collateral; provided, however, that Agent agrees that, except upon and during the continuance of a Default, it shall not exercise the power of attorney pursuant to clauses (ii) and (iii). The power of attorney set forth in this Section 3, being coupled with an interest, is irrevocable so long as this Agreement shall not have terminated.

                  SECTION 4 Future Rights. Except as otherwise expressly agreed to in writing by Agent, if and when any of the Grantors shall obtain rights to any new Intellectual Property Rights, or obtain rights or benefits with respect to any reissue, division, continuation, renewal, extension or continuation-in-part of any Intellectual Property Rights, or any improvement of any Intellectual Property Rights, which Intellectual Property Rights if existing at the date hereof would be within the scope of Section 2, the provisions of
Section 2 shall automatically apply thereto. The Grantors shall give to Agent, at the times required under Section 5 of the Security Agreement, notice of any registrations or applications any Grantor may make or obtain to any Intellectual Property Rights. The Grantors shall do all things deemed necessary or advisable by Agent to ensure the validity, perfection, priority and enforceability of the security interests of

Agent in such future acquired Intellectual Property Collateral. The Grantors hereby authorize Agent to modify, amend, or supplement the Exhibits hereto and to reexecute this Agreement from time to time on Grantors' behalf and as their attorney-in-fact to include any such future Intellectual Property Collateral and to cause such reexecuted Agreement or such modified, amended or supplemented Exhibits to be filed with the PTO and/or Copyright Office as appropriate.

                  SECTION 5 Agent's Duties. Notwithstanding any provision contained in this Agreement, Agent shall have no duty to exercise any of the rights, privileges or powers afforded to it and shall not be responsible to the Grantors or any other Person for any failure to do so or delay in doing so. Except for the accounting for moneys actually received by Agent hereunder or in connection herewith, Agent shall have no duty or liability to exercise or preserve any rights, privileges or powers pertaining to the Intellectual Property Collateral.

                  SECTION 6 Agent's Rights and Remedies.

                  (a) Upon and during the continuation of a Default, Agent shall have all rights and remedies available to it under this Agreement, the Security Agreement and applicable law with respect to the security interests in any of the Intellectual Property Collateral. Grantors agrees that such rights and remedies include, but are not limited to, the right of Agent as a secured party to sell or otherwise dispose of the Intellectual Property Collateral pursuant to the UCC.

                  (b) The cash proceeds actually received from the sale or other disposition or collection of Intellectual Property Collateral, and any other amounts received in respect of the Intellectual Property Collateral the application of which is not otherwise provided for herein, shall be applied as provided in the Security Agreement.

                  SECTION 7 Security Agreement. The provisions of Sections 11 through (and including) 20 and Section 24 of the Security Agreement are incorporated herein by reference and shall be applied as if references to the "Collateral," and "Agreement" therein were references to the Intellectual Property Collateral and this Agreement respectively. The Grantors acknowledge that the rights and remedies of the Agent with respect to the security interests in the Intellectual Property Collateral granted hereby are more fully set forth in the Security Agreement and that such rights and remedies are cumulative.

                  SECTION 8 Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under all applicable laws and regulations. If, however, any provision of this Agreement shall be prohibited by or invalid under any such law or regulation in any jurisdiction, it shall, as to such jurisdiction, be deemed modified to conform to the minimum requirements of such law or regulation, or, if for any reason it is not deemed so modified, it shall be ineffective and invalid only to the extent of such prohibition or invalidity without affecting the remaining provisions of this Agreement, or the validity or effectiveness of such provision in any other jurisdiction.

                  SECTION 9 Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.

                  [Remainder of Page Intentionally Left Blank]

                  IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement, as of the date first above written.

                                     THE GRANTORS




                                     READ-RITE CORPORATION

                                     By:
                                        ----------------------------------------
                                     Title:
                                           -------------------------------------

                                     Address:
                                             -----------------------------------

                                     -------------------------------------------

                                     -------------------------------------------

                                     Attn.:
                                          --------------------------------------
                                     Fax No.:
                                             -----------------------------------

                                     SUNWARD TECHNOLOGIES, INC.

                                     By:
                                        ----------------------------------------
                                     Title:
                                           -------------------------------------

                                     Address:
                                             -----------------------------------

                                     -------------------------------------------

                                     -------------------------------------------

                                     Attn.:
                                          --------------------------------------
                                     Fax No.:
                                             -----------------------------------

                                     SUNWARD TECHNOLOGIES, CALIFORNIA

                                     By:
                                        ----------------------------------------
                                     Title:
                                           -------------------------------------

                                     Address:
                                             -----------------------------------

                                     -------------------------------------------

                                     -------------------------------------------

                                     Attn.:
                                          --------------------------------------
                                     Fax No.:
                                             -----------------------------------


                         [COUNTERPART SIGNATURE PAGE TO
                   INTELLECTUAL PROPERTY SECURITY AGREEMENT]

                                      THE AGENT:


                                      CANADIAN IMPERIAL BANK OF
                                      COMMERCE, NEW YORK AGENCY, as Agent


                                      By:
                                          --------------------------------------
                                      Title:
                                            ------------------------------------




                         [COUNTERPART SIGNATURE PAGE TO
                   INTELLECTUAL PROPERTY SECURITY AGREEMENT]

                                   SCHEDULE 1
                 to the Intellectual Property Security Agreement

                                    GRANTORS



Read-Rite Corporation

Sunward Technologies, Inc.

Sunward Technologies, California

                                      S1-1

                                    EXHIBIT A


                         Issued U.S. Patents of Grantors


       Grantor           Patent No.         Issue Date         Inventors            Title              Agent
       -------           ----------         ----------         ---------            -----              -----


                                    EXHIBIT A


                     Pending Patent Applications of Grantors

Grantor                   Application No.        Filing Date             Inventors              Title
-------                   ---------------        -----------             ---------              -----


                                    EXHIBIT B


                           U.S. Trademarks of Grantors


       Grantor        Registration No.   Registration Date     Filing Date     Registered Owner         Mark
       -------        ----------------   -----------------     -----------     ----------------         ----


                                    EXHIBIT B


                 Pending U.S. Trademark Applications of Grantors

         Grantor           Application No.        Filing Date            Applicant               Mark
         -------           ---------------        -----------            ---------               ----


                                    EXHIBIT C


                             Copyrights of Grantors








                             Mask-Works of Grantors

                                    EXHIBIT C


               U.S. Copyright/Mask-Work Registrations of Grantors



        Grantor                        Copyright/Mask Work                      Reg. No.           Date of Issue
        -------                        -------------------                      --------           -------------


                                    EXHIBIT C


               U.S. Copyright/Mask-Works Applications of Grantors



             Grantor                Copyright/Mask Work           Application No.           Date of Application
             -------                -------------------           ---------------           -------------------


                                    EXHIBIT C


                    Copyright/Mask-Work Licenses of Grantors



        Grantor                     Copyright/Mask Work Owner                   Reg. No.           Date of Issue
        -------                     -------------------------                   --------           -------------
